UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09475

Nuveen AMT-Free Municipal Credit Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report April 30, 2017

NVG
Nuveen AMT-Free Municipal Credit Income Fund

NZF
Nuveen Municipal Credit Income Fund

NMZ
Nuveen Municipal High Income Opportunity Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Portfolios of Investments	20

Statement of Assets and Liabilities	120

Statement of Operations	121

Statement of Changes in Net Assets	122

Statement of Cash Flows	123

Financial Highlights	124

Notes to Financial Statements	130

Additional Fund Information	148

Glossary of Terms Used in this Report	149

Reinvest Automatically, Easily and Conveniently	151

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Chairman’s Letter to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news and earnings growth, inflation is ticking higher and interest rates are higher amid the Federal Reserve (Fed) rate hikes.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected. Additionally, Brexit negotiations in the U.K. face new uncertainties in light of the reshuffling of Parliament following the June snap election.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted a series of interest rate hikes in December 2016, March 2017 and June 2017, a vote of confidence that its employment and inflation targets are generally on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and triggered the U.K.’s Brexit remained in the minority during both March’s Dutch general election and May’s French presidential election, easing the political uncertainty surrounding Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
June 23, 2017

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Portfolio Managers’ Comments

Nuveen Enhanced AMT-Free Credit Income Fund (NVG)
Nuveen Enhanced Municipal Credit Income Fund (NZF)
Nuveen Municipal High Income Opportunity Fund (NMZ)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio managers John V. Miller, CFA, Paul L. Brennan, CFA, and Scott R. Romans, PhD discuss key investment strategies and the six-month performance of these three national Funds.

On March 14, 2017, the Nuveen Fund Board approved the primary benchmark for NMZ from the S&P Municipal High Yield Index to the S&P Municipal Yield Index. The primary benchmark was changed to better reflect the Fund’s mandate in conjunction with how the Fund is being managed.

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2017?

The overall municipal bond market sold off sharply in the first two months of the reporting period following the unexpected U.S. presidential election outcome and concerns that the Trump administration’s tax, regulatory, health care and infrastructure policy might have a negative impact on the demand for, as well as the performance of, municipal bonds. However, as the new administration’s term began, the municipal bond market partially recovered the earlier losses, supported by the market pricing in more realistic expectations about reforms and a better understanding of the limited impact it would have on the municipal market. For the reporting period overall, interest rates rose and credit spreads widened, which were headwinds for municipal bond performance, offsetting a generally positive fundamental backdrop. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Our trading activity continued to focus on pursuing the Funds’ investment objectives. Generally speaking, throughout this reporting period, the Funds maintained their overall positioning strategies in terms of duration and yield curve positioning, credit quality exposures and sector allocations.

NVG and NZF slightly increased their exposures to BBB rated bonds over the reporting period, as we found attractive opportunities to add lower rated bonds across a number of sectors. Purchases in NVG included several tax-supported credits, including land-secured bonds and tax-backed bonds issued for New Jersey and the Chicago Board of Education Capital Improvement. We also bought charter school credits and tobacco securitization bonds for NVG. NZF added to positions across many of the same sectors as NVG, including credits issued for airports, hospitals, toll roads, land-secured (which are bonds secured by real estate values), charter schools, tobacco securitization, and Illinois and Illinois-related sectors. Additionally, the market conditions during the report-

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

ing period provided attractive opportunities for tax loss swaps. This strategy involves selling lower coupon bonds that were bought when interest rates were lower and using the proceeds to buy similarly structured bonds with higher coupons, to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds’ income distribution capabilities. Outside of these one-for-one bond swaps, elevated call activity provided most of the proceeds for NVG’s and NZF’s buying activity.

NMZ also saw a significant amount of call activity in this reporting period, which we reinvested across many of the longstanding investment themes in the portfolio. We continued to emphasize California-based bonds and the education sector, with purchases in a California Baptist University issue and a Chicago Board of Education Capital Improvement bond (which was also bought by NVG and NZF, as mentioned earlier in this commentary). NMZ also continued to hold an overweight allocation to land-secured credits, adding positions in Boggy Creek Improvement District in Florida, Miami World Center in Florida and Temecula Community Facilities in California. While call proceeds funded nearly all of the purchases during this reporting period, we also reinvested the proceeds from selling a position in Westchester County Hospital in New York due to a deteriorating credit outlook.

As of April 30, 2017, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NVG continued to invest in forward interest rates swaps to help reduce price volatility risk due to movements in U.S. interest rates relative to the Fund’s benchmark. The interest rate swaps had a negligible impact on performance during this reporting period.

How did the Funds perform during the six-month reporting period ended April 30, 2017?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year, ten-year and since inception periods ended April 30, 2017. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.

For the six months ended April 30, 2017, the total returns at NAV for all three of these Funds underperformed the return for the national S&P Municipal Bond Index. NVG and NZF trailed the return for the secondary benchmark (composed of 60% S&P Municipal Bond Investment Grade Index and 40% S&P Municipal Bond High Yield Index), and NMZ underperformed the return on the S&P Municipal Bond High Yield Index and the S&P Municipal Yield Index.

The main detractor from the Funds’ relative performance in this reporting period was duration and yield curve positioning. The Funds held longer durations than the benchmark indexes and heavier weightings in the longest duration segments (including meaningful exposure to zero coupon bonds in NVG and NZF), which were disadvantageous as the yield curve steepened and caused longer bonds to underperform shorter bonds.

The performance of NVG and NZF was also influenced by credit ratings allocations, sector positioning and security selection. The two Funds’ credit ratings allocations were beneficial to performance. NVG was aided by its allocations to single B rated bonds, primarily because of the outperformance of tobacco securitization bonds, although the Fund’s exposures to the single A and BBB rated categories detracted from performance. NZF had positive contributions to performance from its single B, BB and non-rated bonds. However, the two Funds’ sector positioning was unfavorable in this reporting period, with underperformance driven by some holdings in the public power sector. NVG and NZF had positions in South Carolina Public Service Authority/Santee Cooper bonds and Georgia Municipal Electric bonds, which suffered because of negative news concerning their nuclear power projects. However, the two Funds’ exposures to tobacco securitization and pre-refunded bonds, two of the best-performing sectors, added value. Tobacco securitization bonds were a standout performer in this reporting period as refunding activity reduced supply and created more favorable technical conditions for the sector, and the fundamental outlook for the sector improved after a report that cigarette

6	NUVEEN

smoking rates have declined less than forecasted. The pre-refunded sector was boosted by its short maturity, high credit quality profile, as these characteristics were more resilient in the municipal bond market’s post-election sell-off. Additionally, the Funds’ selection in Puerto Rico bonds aided relative performance. Although Puerto Rico credits in general performed poorly in this reporting period, our selections, all of which were insured bonds, fared relatively well.

NMZ, which is primarily compared to the S&P Municipal Bond High Yield Index, was also hurt by its duration and yield curve positioning in this reporting period. However, positive contributions to performance came from bonds with a combination of greater credit sensitivity and less interest rate sensitivity. For example, the Chicago Board of Education Capital Improvement bonds (discussed in the strategy section of this commentary) outperformed in this reporting period due to stabilization in the school system’s financial and legal status and some movement on school funding reform at the state level. Bonds that traded more on their fundamentals than on market conditions also performed well, such as the All Aboard Florida (AAF) Project, a high speed rail system targeted to connect Miami, Fort Lauderdale and Palm Beach. The credit offers a short duration and high coupon, which made it less subject to market fluctuations with an attractive source of income. Like NVG and NZF, tobacco securitization bonds were strong performers for NMZ. NMZ’s holdings in Golden State Tobacco Settlement and an Ohio Buckeye Tobacco Settlement issues contributed positively to performance. In addition, the use of regulatory leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.

In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten year term. In May 2017 (subsequent to the close of this reporting period), the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of June 2017 Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.

In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NVG and NZF had limited exposure, which was either insured or investment grade, to Puerto Rico debt, 0.38% and 0.23%, respectively, and NMZ did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.

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Portfolio Managers’ Comments (continued)

A Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund’s portfolio in its entirety. Thus, the current net asset value of a Fund’s shares may be impacted, higher or lower, if the Fund were to change its pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds’ current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing several months. Such changes could have an impact on the net asset value of the Fund’s shares.

8	NUVEEN

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negative impact on the performance of these Funds over this reporting period.

As of April 30, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	NVG	NZF	NMZ
Effective Leverage*	38.79%	37.68%	34.37%
Regulatory Leverage*	34.02%	35.47%	10.11%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2017, the Funds have issued and outstanding Institutional MuniFund Term Preferred (iMTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	iMTP Shares		VMTP Shares		VRDP Shares
Fund	Series	Shares Issued at Liquidation Preference	Series	Shares Issued at Liquidation Preference	Series	Shares Issued at Liquidation Preference	Total
NVG	—	—	2018	$240,400,000	1	$179,000,000
	—	—	—	—	2	385,400,000
	—	—	—	—	4	180,000,000
	—	—	—	—	5	340,500,000
	—	—	—	—	6	326,700,000
		$—		$240,400,000		$1,411,600,000	$1,652,000,000
NZF	2017	150,000,000	2019	336,000,000	1	268,800,000
	—	—	—	—	2	262,200,000
	—	—	—	—	3	196,000,000
		$150,000,000		$336,000,000		$727,000,000	$1,213,000,000

NMZ	—	$—	2018	$87,000,000	—	—	$87,000,000

During the current reporting period, NVG refinanced all of its outstanding Series 3 VRDP Shares with the issuance of new Series 5 and Series 6 VRDP Shares.

Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on iMTP, VMTP and VRDP Shares and each Fund’s respective transactions.

Subsequent to the close of the current reporting period, NZF issued $150,000,000 Series A MuniFund Preferred (MFP) Shares at liquidation preference. The Fund used the net proceeds from the sale of MFP Shares to redeem all of its outstanding Series 2017 iMTP Shares.

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Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of April 30, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NVG	NZF	NMZ
November 2016	$0.0760	$0.0760	$0.0695
December	0.0725	0.0740	0.0675
January	0.0725	0.0740	0.0675
February	0.0725	0.0740	0.0675
March	0.0725	0.0740	0.0675
April 2017	0.0725	0.0740	0.0675
Total Monthly Per Share Distributions	$0.4385	$0.4460	$0.4070
Ordinary Income Distribution*	$0.0011	$0.0020	$0.0053
Total Distributions from Net Investment Income	$0.4396	$0.4480	$0.4123
Total Distributions from Long-Term Capital Gains*	$0.0292	$0.0018	$—
Total Distributions	$0.4688	$0.4498	$0.4123

Yields
Market Yield**	5.87%	6.04%	6.13%
Taxable-Equivalent Yield**	8.15%	8.39%	8.51%

*	Distribution paid in December 2016.

**	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of April 30, 2017, all the Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

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Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAMS

During the current reporting period, NMZ was authorized by the Securities and Exchange Commission (SEC) to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NMZ, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. Under the Shelf Offering, the Fund was authorized to issue additional common shares as shown in the accompanying table.

NMZ
Additional authorized common shares	13,200,000

During the current reporting period, NMZ sold common shares through its Shelf Offering at a weighted average premium to its NAV per common share as shown in the accompanying table.

NMZ
Common shares sold through Shelf Offering	1,473,161
Weighted average premium to NAV per common share sold	1.21%

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Programs and Offering Costs for further details of Shelf Offerings and the Fund’s transactions.

COMMON SHARE REPURCHASES

During August 2016, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of April 30, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NVG	NZF	NMZ
Common shares cumulatively repurchased and retired	202,500	47,500	0
Common shares authorized for repurchase	20,255,000	14,215,000	5,745,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of April 30, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NVG	NZF	NMZ
Common share NAV	$15.82	$15.53	$13.09
Common share price	$14.83	$14.71	$13.22
Premium/(Discount) to NAV	(6.26)%	(5.28)%	0.99%
6-month average premium/(discount) to NAV	(7.31)%	(6.96)%	0.45%

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Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen AMT-Free Municipal Credit Income Fund (NVG)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NVG.

Nuveen Municipal Credit Income Fund (NZF)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NZF.

Nuveen Municipal High Income Opportunity Fund (NMZ)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NMZ.

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NVG
Nuveen AMT-Free Municipal Credit Income Fund
Performance Overview and Holding Summaries as of April 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NVG at Common Share NAV	(2.02)%	(0.28)%	5.56%	5.90%
NVG at Common Share Price	1.77%	1.80%	5.58%	5.75%
S&P Municipal Bond Index	(0.41)%	0.57%	3.33%	4.29%
NVG Custom Blended Fund Performance Benchmark	(0.21)%	2.42%	3.74%	4.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	156.2%
Corporate Bonds	0.0%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations, VMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	158.2%
Floating Rate Obligations	(6.8)%
VMTP Shares, net of deferred offering costs	(7.5)%
VRDP Shares, net of deferred offering costs	(43.9)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.9%
AA	15.1%
A	27.5%
BBB	21.7%
BB or Lower	16.4%
N/R (not rated)	5.4%
Total	100%

Portfolio Composition
(% of total investments)
Health Care	19.8%
Tax Obligation/Limited	16.7%
Transportation	13.4%
U.S. Guaranteed	11.1%
Education and Civic Organizations	8.4%
Tax Obligation/General	8.3%
Consumer Staples	7.5%
Utilities	7.2%
Other	7.6%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.7%
California	12.3%
Texas	8.0%
Ohio	6.0%
Colorado	5.4%
Jew Jersey	4.9%
Florida	4.7%
Pennsylvania	4.0%
New York	3.6%
Indiana	2.7%
Washington	2.2%
Arizona	2.1%
Iowa	2.0%
Georgia	2.0%
Michigan	1.9%
South Carolina	1.8%
Massachusetts	1.8%
Other	19.9%
Total	100%

NUVEEN	15

NZF
Nuveen Municipal Credit Income Fund
Performance Overview and Holding Summaries as of April 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NZF at Common Share NAV	(2.11)%	(0.65)%	5.47%	6.07%
NZF at Common Share Price	2.41%	1.92%	4.99%	5.62%
S&P Municipal Bond Index	(0.41)%	0.57%	3.33%	4.29%
NZF Custom Blended Fund Performance Benchmark	(0.21)%	2.42%	3.74%	4.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	154.5%
Corporate Bonds	0.0%
Investment Companies	0.2%
Short-Term Municipal Bonds	0.1%
Other Assets Less Liabilities	2.7%
Net Assets Plus Floating Rate Obligations, iMTP Shares, net of deferred offering costs, VMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	157.5%
Floating Rate Obligations	(2.8)%
iMTP Shares, net of deferred offering costs	(6.8)%
VMTP Shares, net of deferred offering costs	(15.2)%
VRDP Shares, net of deferred offering costs	(32.7)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.9%
AA	13.1%
A	25.4%
BBB	22.9%
BB or Lower	18.7%
N/R (not rated)	7.9%
N/A (not applicable)	0.1%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	15.6%
Transportation	14.1%
Health Care	14.1%
Tax Obligation/General	13.5%
U.S. Guaranteed	10.9%
Consumer Staples	8.4%
Utilities	7.6%
Other	15.8%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	17.1%
California	13.3%
Texas	10.2%
New York	9.1%
Ohio	5.6%
Colorado	4.4%
Florida	3.6%
Indiana	3.4%
Pennsylvania	2.9%
New Jersey	2.8%
Nevada	2.7%
Arizona	2.1%
Massachusetts	2.0%
Michigan	1.9%
Other	18.9%
Total	100%

NUVEEN	17

NMZ
Nuveen Municipal High Income Opportunity Fund
Performance Overview and Holding Summaries as of April 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMZ at Common Share NAV	(1.22)%	0.41%	7.47%	5.82%
NMZ at Common Share Price	2.46%	(0.38)%	7.20%	4.47%
S&P Municipal Yield Index	0.11%	3.95%	5.55%	4.68%
S&P Municipal Bond High Yield Index	0.15%	5.89%	6.22%	4.79%
S&P Municipal Bond Index	(0.41)%	0.57%	3.33%	4.29%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

18	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	122.9%
Common Stocks	1.3%
Corporate Bonds	1.3%
Short-Term Municipal Bonds	0.4%
Other Assets Less Liabilities	5.3%
Net Assets Plus Floating Rate Obligations & VMTP Shares, net of deferred offering costs	131.2%
Floating Rate Obligations	(20.0)%
VMTP Shares, net of deferred offering costs	(11.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	9.9%
AA	19.4%
A	14.2%
BBB	9.5%
BB or Lower	18.9%
N/R (not rated)	27.2%
N/A (not applicable)	0.9%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	25.0%
Health Care	13.7%
Education and Civic Organizations	11.9%
U.S. Guaranteed	7.5%
Tax Obligation/General	7.5%
Consumer Staples	7.2%
Industrials	5.9%
Transportation	5.7%
Other	15.6%
Total	100%

States and Territories
(% of total municipal bonds)
California	13.4%
Florida	12.6%
Illinois	11.2%
New York	8.9%
Colorado	7.4%
Texas	5.4%
Ohio	5.1%
New Jersey	3.2%
Arizona	3.2%
Tennessee	2.9%
Louisiana	2.7%
Pennsylvania	2.3%
Indiana	2.0%
Other	19.7%
Total	100%

NUVEEN	19

NVG
Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 156.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 156.2% (100.0% of Total Investments)
	Alabama – 1.8% (1.2% of Total Investments)
$3,645	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$3,670,770
35,355	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	42,394,181
8,100	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	8,115,066
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Series 2011B:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	Aa3	1,297,325
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	Aa3	1,042,290
	The Improvement District of the City of Mobile – McGowin Park Project, Alabama, Sales Tax Revenue Bonds, Series 2016A:
1,000	5.250%, 8/01/30	8/26 at 100.00	N/R	1,024,170
1,300	5.500%, 8/01/35	8/26 at 100.00	N/R	1,318,954
51,650	Total Alabama			58,862,756
	Alaska – 0.6% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
7,010	5.000%, 6/01/32	7/17 at 100.00	B3	6,818,557
13,965	5.000%, 6/01/46	7/17 at 100.00	B3	13,382,380
20,975	Total Alaska			20,200,937
	Arizona – 3.3% (2.1% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A–	4,493,614
1,485	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 4.000%, 12/01/39	12/24 at 100.00	A2	1,519,155
10,000	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/31	7/22 at 100.00	A	10,787,400
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	Aa3	3,272,760
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	Aa3	1,309,308
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	Aa3	1,625,850
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	A1	7,741,721
3,390	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41	7/27 at 100.00	N/R	3,430,104
1,190	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32 (Pre-refunded 7/01/17)	7/17 at 100.00	A3 (4)	1,199,080
	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2002:
630	5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	634,920
150	5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	AA– (4)	151,169
220	Mesa, Arizona, Utility System Revenue Bonds, Refunding Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	AA–	221,701
5,200	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF2216, 12.529%, 7/01/31 (Pre-refunded 7/01/17) – AGM Insured (IF)	7/17 at 100.00	AA– (4)	5,324,176
2,750	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust 2016-XF2217, 12.529%, 7/01/31 (Pre-refunded 7/01/17) – AGM Insured (IF)	7/17 at 100.00	AA– (4)	2,815,670

20	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$7,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	$8,466,818
2,350	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,448,771
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
6,000	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	7,495,980
8,755	5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	11,032,351
	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc. Projects, Series 2016A:
620	5.000%, 7/01/35	7/25 at 100.00	BB	630,168
1,025	5.000%, 7/01/46	7/25 at 100.00	BB	1,032,831
2,065	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	1,962,060
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
490	6.000%, 7/01/33	7/20 at 102.00	BB	443,524
500	6.000%, 7/01/43	7/20 at 102.00	BB	427,830
300	6.000%, 7/01/48	7/20 at 102.00	BB	252,741
1,375	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB	1,357,455
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
1,130	5.250%, 7/01/36	7/26 at 100.00	BB	994,321
1,850	5.375%, 7/01/46	7/26 at 100.00	BB	1,589,872
2,135	5.500%, 7/01/51	7/26 at 100.00	BB	1,830,357
885	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	896,434
105	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39	7/20 at 102.00	BB	103,512
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	1,092,120
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
7,930	5.000%, 12/01/32	No Opt. Call	BBB+	9,163,274
5,215	5.000%, 12/01/37	No Opt. Call	BBB+	6,111,250
800	The Industrial Development Authority of the County of Maricopa, Arizona, Education Revenue Bonds, Reid Traditional School Projects, Series 2016, 5.000%, 7/01/47	7/26 at 100.00	Baa3	828,072
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33	8/23 at 100.00	Baa1	2,191,540
96,325	Total Arizona			104,877,909
	Arkansas – 0.2% (0.1% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	1,121,400
20,460	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	5,482,666
22,960	Total Arkansas			6,604,066
	California – 19.3% (12.3% of Total Investments)
45	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	Baa2	42,156
2,120	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	2,030,366

NUVEEN	21

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$6,135	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA	$3,938,179
12,550	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	A2	5,756,309
4,100	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	3,947,726
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A1	5,634,450
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
3,275	5.450%, 6/01/28	12/18 at 100.00	B3	3,323,044
2,975	5.650%, 6/01/41	12/18 at 100.00	B2	3,028,223
10,040	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2007, 5.000%, 3/15/39 (UB) (5)	No Opt. Call	AAA	12,775,599
25,085	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2014U-6, 5.000%, 5/01/45 (UB) (5)	No Opt. Call	AAA	32,676,724
13,465	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2016U-7, 5.000%, 6/01/46 (UB) (5)	No Opt. Call	AAA	17,603,737
20,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/44 (WI/DD, Settling 5/03/17)	11/27 at 100.00	A+	20,188,000
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA–	11,003,200
1,600	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	1,791,536
6,665	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Series 2015A, 5.000%, 8/15/54 (UB) (5)	8/25 at 100.00	AA–	7,353,561
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
1,650	8.498%, 8/15/51 (IF) (5)	8/22 at 100.00	AA–	1,962,411
4,075	8.498%, 8/15/51 (IF) (5)	8/22 at 100.00	AA–	4,846,561
1,555	8.492%, 8/15/51 (IF) (5)	8/22 at 100.00	AA–	1,849,159
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	5,417,300
	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A:
3,065	5.000%, 7/01/31	7/26 at 100.00	BB	3,192,994
1,000	5.000%, 7/01/36	7/26 at 100.00	BB	1,021,340
555	5.000%, 7/01/41	7/26 at 100.00	BB	562,298
195	5.000%, 7/01/46	7/26 at 100.00	BB	197,024
	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Foundation Project, Series 2016A:
260	5.000%, 6/01/36	6/26 at 100.00	BBB–	276,034
435	5.000%, 6/01/46	6/26 at 100.00	BBB–	456,454
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,539,803
4,500	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45	7/17 at 100.00	Baa3	4,516,830
2,050	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB–	2,185,198
735	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016, 5.000%, 6/01/46	6/26 at 100.00	N/R	728,517
715	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education – Obligated Group, Series 2016A, 5.000%, 6/01/36	6/25 at 100.00	N/R	718,075

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$895	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education ? Obligated Group, Series 2017A, 5.125%, 6/01/47	6/26 at 100.00	N/R	$898,643
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	7/17 at 100.00	AA–	80,258
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	7/17 at 100.00	AA–	5,016
	California State, General Obligation Bonds, Various Purpose Series 2007:
9,730	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	AA+ (4)	9,768,044
6,270	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	AA+ (4)	6,294,516
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,500	5.250%, 3/01/30	3/20 at 100.00	AA–	3,883,215
10,000	5.500%, 11/01/35	11/20 at 100.00	AA–	11,365,600
12,710	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	13,748,280
66,105	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	BB	71,086,012
4,000	California Statewide Communities Development Authority, Revenue Bonds, Huntington Memorial Hospital, Refunding Series 2014B, 4.000%, 7/01/39	7/24 at 100.00	A–	3,993,960
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	7,944,090
1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	Baa2	1,008,440
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,535	5.750%, 7/01/30 (6)	7/17 at 100.00	CCC	1,485,327
4,430	5.500%, 7/01/35 (6)	7/17 at 100.00	CCC	4,190,957
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	3,805,740
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	4,174,050
3,400	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	A2	1,791,494
14,345	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA	5,506,328
	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured (7)	8/28 at 100.00	A2	2,376,224
3,600	0.000%, 8/01/34 – AGM Insured (7)	8/28 at 100.00	A2	3,224,988
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A:
3,960	0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB–	1,983,960
5,000	0.000%, 1/15/35 – AGM Insured	No Opt. Call	BBB–	2,379,950
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
910	6.850%, 1/15/42	1/31 at 100.00	Ba1	752,452
3,610	5.750%, 1/15/46	1/24 at 100.00	Ba1	4,137,818
6,610	6.000%, 1/15/49	1/24 at 100.00	Ba1	7,593,700
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/17 at 100.00	A	2,456,234
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
26,455	5.000%, 6/01/33	6/17 at 100.00	B3	26,600,503
8,830	5.750%, 6/01/47	6/17 at 100.00	B3	8,850,574
8,565	5.125%, 6/01/47	6/17 at 100.00	B–	8,564,400

NUVEEN	23

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$550	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47 (Pre-refunded 6/01/17)	6/17 at 100.00	N/R (4)	$552,469
2,850	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27 (Pre-refunded 6/01/17)	6/17 at 100.00	N/R (4)	2,859,548
	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006:
5,600	0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	4,709,936
5,795	0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	4,677,608
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured	9/21 at 100.00	AA	1,291,425
7,575	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)	8/35 at 100.00	AA	5,607,318
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	BBB+	4,596,240
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, 2008 Election Series 2009A:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	Aa3	4,578,678
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	Aa3	1,562,347
2,735	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	7/17 at 100.00	AA– (4)	2,888,981
4,000	Orange County, California, Special Tax Bonds, Community Facilities District 2015-1 Esencia Village, Series 2015A, 4.250%, 8/15/38	8/25 at 100.00	N/R	4,098,240
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Ba1	5,399,350
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	A2	2,884,594
7,875	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured (7)	8/29 at 100.00	A2	9,188,865
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	A	5,525,409
4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/28 – AGM Insured	10/25 at 100.00	A2	4,871,146
6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	7/17 at 100.00	A2	6,019,980
670	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	750,393
	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015:
495	5.000%, 9/01/40	9/25 at 100.00	N/R	529,066
920	5.000%, 9/01/46	9/25 at 100.00	N/R	977,951
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 17.423%, 8/01/39 (Pre-refunded 8/01/19) (IF)	8/19 at 100.00	AA– (4)	2,561,634
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,399,880
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	AA+ (4)	63,444,776
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
2,680	5.000%, 1/15/44	1/25 at 100.00	BBB–	2,926,828
8,275	5.000%, 1/15/50	1/25 at 100.00	BBB–	9,010,979
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	BBB–	6,012,203

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$37,040	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A3	$37,260,758
4,175	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	AAA	2,735,836
4,325	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/34 – AGM Insured	No Opt. Call	AA	2,198,268
5,690	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/42	No Opt. Call	A1	1,679,176
5,625	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24	No Opt. Call	A3	6,881,456
5,625	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 (ETM)	No Opt. Call	A3 (4)	6,862,388
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	3,075,695
4,495	Stockton-East Water District, California, Certificates of Participation, Refunding Series 2002B, 0.000%, 4/01/28 – FGIC Insured	7/17 at 100.00	A3	2,328,725
610	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47	9/27 at 100.00	N/R	618,186
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
1,220	4.750%, 6/01/23	7/17 at 100.00	B+	1,223,148
1,500	5.500%, 6/01/45	7/17 at 100.00	B–	1,476,090
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
1,240	4.750%, 6/01/25	7/17 at 100.00	BBB	1,251,383
5,865	5.125%, 6/01/46	7/17 at 100.00	B2	5,864,648
628,635	Total California			616,895,182
	Colorado – 8.4% (5.4% of Total Investments)
	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
750	5.250%, 10/01/32 – SYNCORA GTY Insured	7/17 at 100.00	BBB–	751,403
1,080	5.250%, 10/01/40 – SYNCORA GTY Insured	7/17 at 100.00	BBB–	1,081,782
	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A:
890	5.500%, 12/01/36	12/21 at 103.00	N/R	902,469
1,175	5.750%, 12/01/46	12/21 at 103.00	N/R	1,194,952
1,100	Belleview Station Metropolitan District 2, Denver City and County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Refunding & Improvement Series 2017, 5.000%, 12/01/36	12/21 at 103.00	N/R	1,122,033
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
1,140	5.000%, 12/01/37	12/22 at 103.00	N/R	1,150,591
5,265	5.000%, 12/01/47	12/22 at 103.00	N/R	5,277,215
195	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB	199,319
1,180	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46	8/26 at 100.00	A	1,073,682
1,165	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, The Classical Academy Project, Refunding Series 2015A, 5.000%, 12/01/38	12/24 at 100.00	A	1,249,264
7,430	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Vanguard School Project, Refunding & Improvement Series 2016, 3.750%, 6/15/47	6/26 at 100.00	A	6,776,309
1,750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016, 3.250%, 6/01/46	6/26 at 100.00	A	1,492,190

NUVEEN	25

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A:
$1,500	5.000%, 9/01/36	7/17 at 100.00	BBB+	$1,504,215
3,480	4.500%, 9/01/38	7/17 at 100.00	BBB+	3,488,074
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	BBB+	3,070,920
11,520	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	12,029,875
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
1,640	5.000%, 12/01/22	No Opt. Call	BBB+	1,858,317
2,895	5.000%, 12/01/23	12/22 at 100.00	BBB+	3,246,453
4,200	5.000%, 12/01/24	12/22 at 100.00	BBB+	4,663,932
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
1,410	5.000%, 6/01/32	6/25 at 100.00	Baa2	1,505,598
2,000	5.000%, 6/01/33	6/25 at 100.00	Baa2	2,127,060
5,855	5.000%, 6/01/40	6/25 at 100.00	Baa2	6,132,351
5,145	5.000%, 6/01/45	6/25 at 100.00	Baa2	5,363,714
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013:
690	5.500%, 6/01/33	6/23 at 100.00	Baa2	745,048
720	5.625%, 6/01/43	6/23 at 100.00	Baa2	762,314
2,035	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/47	5/27 at 100.00	BB+	2,129,241
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	Aa3	1,053,450
11,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	12,640,947
500	Copperleaf Metropolitan District 2, Arapahoe County, Colorado, General Obligation Bonds, Refunding Limited Tax Convertible to Unlimited Tax Series 2015, 5.750%, 12/01/45	12/20 at 103.00	N/R	518,630
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	519,435
1,480	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017A , 5.250%, 12/01/47	12/22 at 103.00	N/R	1,494,622
1,275	Cornerstar Metropolitan District, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2017B , 5.250%, 12/01/47	12/22 at 103.00	N/R	1,273,011
500	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/25 at 100.00	N/R	502,005
10,640	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	11,763,052
1,070	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/40	12/26 at 100.00	BBB–	1,175,074
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB+	3,892,824
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
35,995	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	BBB+	29,984,555
6,525	0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB+	4,764,294
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
17,030	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	BBB+	12,987,589
9,915	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB+	5,461,479
43,090	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	BBB+	22,611,908

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
$20,000	0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB+	$13,948,400
1,150	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	BBB+	767,982
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	BBB+	3,483,480
500	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	504,445
500	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	485,525
590	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014, 6.000%, 12/01/38	12/24 at 100.00	N/R	603,930
825	Forest Trace Metropolitan District 3, Aurora City, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016A, 5.000%, 12/01/46	12/21 at 103.00	N/R	792,239
1,355	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	1,321,816
750	Green Gables Metropolitan District No. 1, Jefferson County, Colorado, General Obligation Bonds, Series 2016A, 5.300%, 12/01/46	12/21 at 103.00	N/R	752,760
3,740	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	3,643,620
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
2,325	5.250%, 12/01/36	12/21 at 103.00	N/R	2,093,360
8,955	5.375%, 12/01/46	12/21 at 103.00	N/R	7,980,606
	Lambertson Farms Metropolitan District 1, Colorado, Revenue Bonds, Refunding & Improvement Series 2015:
1,005	5.750%, 12/15/46	12/23 at 100.00	N/R	1,003,503
5,355	6.000%, 12/15/50	12/23 at 100.00	N/R	5,331,492
980	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	963,840
500	Littleton Village Metropolitan District No. 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2015, 5.375%, 12/01/45	12/20 at 103.00	N/R	492,860
860	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2016, 5.000%, 12/01/35	12/25 at 100.00	N/R	864,386
6,345	North Range Metropolitan District 1, Adams County, Colorado, General Obligation Bonds, Series 2016B, 3.500%, 12/01/45	12/25 at 100.00	Baa1	5,657,329
585	Overlook Metropolitan District in the Town of Parker, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	541,201
	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Series 2016:
660	5.000%, 12/01/36	12/26 at 100.00	Baa3	700,861
1,060	5.000%, 12/01/46	12/26 at 100.00	Baa3	1,115,226
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	BBB	706,820
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	1,029,468
5,435	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA	5,783,275
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	A	1,300,478
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	7,305,350
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,143,563
1,280	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,291,955

NUVEEN	27

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$930	SouthGlenn Metropolitan District, Colorado, Special Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	12/21 at 103.00	N/R	$930,539
	Sterling Ranch Community Authority Board, Douglas County, Colorado, Limited Tax Supported Revenue Bonds, Senior Series 2015A:
500	5.500%, 12/01/35	12/20 at 103.00	N/R	494,810
1,000	5.750%, 12/01/45	12/20 at 103.00	N/R	995,070
500	Table Mountain Metropolitan District, Jefferson County, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.250%, 12/01/45	12/21 at 103.00	N/R	506,760
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	AA–	9,449,875
318,415	Total Colorado			268,528,020
	Connecticut – 0.5% (0.3% of Total Investments)
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, Series 2016A:
590	5.000%, 9/01/46	9/26 at 100.00	BB	567,834
740	5.000%, 9/01/53	9/26 at 100.00	BB	700,906
10,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 4.125%, 7/01/41	7/25 at 100.00	A–	10,260,400
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39 (Pre-refunded 7/01/20)	7/20 at 100.00	Aa3 (4)	3,634,638
14,580	Total Connecticut			15,163,778
	Delaware – 0.1% (0.1% of Total Investments)
2,615	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	2,718,319
225	Delaware Economic Development Authority, Revenue Bonds, Newark Charter School, Refunding Series 2016A, 5.000%, 9/01/36	9/26 at 100.00	BBB	234,572
2,840	Total Delaware			2,952,891
	District of Columbia – 1.2% (0.7% of Total Investments)
3,780	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BB+	3,370,702
7,310	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB	8,247,361
181,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	7/17 at 16.847	N/R	25,372,580
192,090	Total District of Columbia			36,990,643
	Florida – 7.3% (4.7% of Total Investments)
990	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.700%, 5/01/36	5/26 at 100.00	N/R	936,055
19,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	A	21,258,910
	Capital Trust Agency, Florida, Revenue Bonds, Odyssey Charter School Project, Series 2017A:
1,065	5.375%, 7/01/37	7/27 at 100.00	BB	1,059,728
1,470	5.500%, 7/01/47	7/27 at 100.00	BB	1,466,325
4,670	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	5,165,627
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,147,416
5,110	Clay County, Florida, Utility System Revenue Bonds, Refunding Series 2007, 5.000%, 11/01/27 (Pre-refunded 11/01/17) – AGM Insured	11/17 at 100.00	AA (4)	5,218,281
12,585	Clay County, Florida, Utility System Revenue Bonds, Series 2007, 5.000%, 11/01/32 (Pre-refunded 11/01/17) – AGM Insured (UB)	11/17 at 100.00	AA (4)	12,851,676

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,480	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013, 6.125%, 11/01/43	11/23 at 100.00	BBB–	$1,655,987
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
245	5.250%, 11/01/37	11/28 at 100.00	N/R	255,322
320	5.600%, 11/01/46	11/28 at 100.00	N/R	331,062
515	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	539,308
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A:
3,445	6.000%, 4/01/42	4/23 at 100.00	Baa1	3,912,004
1,720	5.625%, 4/01/43	4/23 at 100.00	Baa1	1,912,055
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	Aa3	4,323,960
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
280	5.250%, 5/01/35	5/26 at 100.00	N/R	282,862
315	5.300%, 5/01/36	5/26 at 100.00	N/R	317,759
475	5.500%, 5/01/45	5/26 at 100.00	N/R	479,123
655	5.500%, 5/01/46	5/26 at 100.00	N/R	658,832
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Classical Preparatory Incorporated Project, Series 2017A:
255	6.000%, 6/15/37	6/26 at 100.00	N/R	256,627
415	6.125%, 6/15/46	6/26 at 100.00	N/R	417,776
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
1,485	6.250%, 6/15/36	6/26 at 100.00	N/R	1,512,517
2,075	4.750%, 7/15/36	7/26 at 100.00	N/R	1,884,764
3,770	6.375%, 6/15/46	6/26 at 100.00	N/R	3,839,481
1,335	5.000%, 7/15/46	7/26 at 100.00	N/R	1,197,922
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
3,090	6.000%, 6/15/35	6/25 at 100.00	N/R	3,147,381
550	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2014A, 6.125%, 6/15/44	6/24 at 100.00	N/R	554,483
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
1,890	6.125%, 6/15/46	6/25 at 100.00	N/R	1,917,103
1,750	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Southwest Charter Foundation Inc. Projects, Series 2017A, 6.125%, 6/15/47 (WI/DD, Settling 5/04/17)	6/27 at 100.00	N/R	1,749,860
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
165	5.250%, 12/01/17	7/17 at 16.847	A3	165,579
100	5.250%, 12/01/18	7/17 at 16.847	A3	100,348
2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2016-XF2347, 15.623%, 6/01/38 – AGC Insured (IF) (5)	6/18 at 101.00	Aa1	3,076,524
1,710	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36	5/26 at 100.00	N/R	1,697,312
1,915	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.500%, 6/01/38 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AA (4)	2,009,927
1,590	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	1,699,933

NUVEEN	29

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
$1,645	5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	A3	$1,650,790
1,830	5.000%, 5/01/27 – NPFG Insured	5/17 at 100.00	A3	1,836,387
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A+	677,592
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2	1,110,110
625	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Del Webb Project, Series 2017, 5.000%, 5/01/37 (WI/DD, Settling 5/08/17)	5/27 at 100.00	N/R	622,644
3,000	Leesburg, Florida, Utility System Revenue Bonds, Series 2007A, 5.000%, 10/01/37 (Pre-refunded 10/01/17) – NPFG Insured	10/17 at 100.00	AA– (4)	3,053,250
4,125	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	Baa1	4,383,060
5,965	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014, 5.000%, 10/01/43	10/24 at 100.00	BBB	6,464,271
2,130	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46	7/27 at 100.00	BBB	2,246,490
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A, 6.000%, 2/01/31 – AGM Insured	2/21 at 100.00	A1	1,768,361
5,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A	5,569,300
10,085	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 (Pre-refunded 10/01/18) – AGM Insured	10/18 at 100.00	A2 (4)	10,665,392
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,757,400
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/30	10/20 at 100.00	A	2,759,700
2,400	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A2	2,643,672
3,015	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	A1 (4)	3,159,479
6,305	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	A+	6,991,804
4,785	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35	8/26 at 100.00	N/R	4,969,414
4,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	4,557,870
1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 (Pre-refunded 8/01/17) – FGIC Insured	8/17 at 100.00	AA (4)	1,010,860
230	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	270,206
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 (Pre-refunded 8/01/17) – NPFG Insured	8/17 at 100.00	AA– (4)	3,032,670
60	Pasco County, Florida, Water and Sewer Revenue Bonds, Refunding Series 2006, 5.000%, 10/01/36 – AGM Insured	7/17 at 16.847	Aa2	60,194
3,590	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1, Series 2007B, 5.000%, 7/01/33 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	A3 (4)	3,616,279
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
4,935	5.250%, 9/01/35 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (4)	5,218,713
7,730	5.000%, 9/01/35 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	A1 (4)	8,148,734

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
$515	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	A1	$542,032
800	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	A1	838,896
840	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	806,232
4,005	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	4,273,255
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016:
265	4.750%, 11/01/28	11/27 at 100.00	N/R	269,632
440	5.375%, 11/01/36	11/27 at 100.00	N/R	446,173
1,000	South Fork III Community Development District, Florida, Special Assessment Revenue Bonds, Refunding Series 2016, 5.375%, 5/01/37	5/27 at 100.00	N/R	1,008,850
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA–	1,006,670
1,200	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993, 5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	1,403,892
8,060	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial HealthCare Inc. Project, Series 2016A, 5.000%, 12/01/55	12/25 at 100.00	Baa1	8,538,522
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA (4)	437,272
4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	4,562,562
1,295	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	7/17 at 100.00	AA– (4)	1,324,746
10,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A	11,193,538
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	A–	2,236,640
5,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/40	6/25 at 100.00	A–	5,528,100
12,000	Volusia County School Board, Florida, Certificates of Participation, Master Lease Program Series 2007, 5.000%, 8/01/32 (Pre-refunded 8/01/17) – AGM Insured	8/17 at 100.00	A+ (4)	12,129,960
220,875	Total Florida			234,791,443
	Georgia – 3.1% (2.0% of Total Investments)
17,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	A+	18,706,290
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	2,993,822
2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 – AGM Insured	12/21 at 100.00	A2	2,311,960
4,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Refunding Series 2012, 5.000%, 4/01/28	4/23 at 100.00	A	4,497,040
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	1,373,213
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
1,180	5.250%, 2/15/37	2/20 at 100.00	AA–	1,263,792
960	5.125%, 2/15/40	2/20 at 100.00	AA–	1,021,210

NUVEEN	31

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
$3,820	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	$4,222,246
3,090	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	3,404,840
15,305	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA–	17,841,804
10,825	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A2	11,712,434
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	A2	2,400,818
7,030	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	AAA	7,249,688
1,300	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.750%, 6/15/37 (WI/DD, Settling 5/10/17)	6/27 at 100.00	N/R	1,292,252
5,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (4)	5,351,300
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	1,102,770
10,090	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2015, 5.000%, 10/01/40	10/25 at 100.00	Baa2	10,708,921
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	1,851,434
90,635	Total Georgia			99,305,834
	Guam – 0.0% (0.0% of Total Investments)
650	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	BBB–	713,648
	Hawaii – 0.4% (0.2% of Total Investments)
1,500	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Chaminade University of Honolulu, Series 2015A, 5.000%, 1/01/45	1/25 at 100.00	Ba2	1,453,995
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A+	5,624,600
170	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	184,462
5,075	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	A1	5,149,095
11,745	Total Hawaii			12,412,152
	Idaho – 0.3% (0.2% of Total Investments)
250	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/37	9/26 at 100.00	BB+	268,005
8,980	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	9,583,007
1,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2014A, 4.125%, 3/01/37	3/24 at 100.00	A–	1,017,870
10,230	Total Idaho			10,868,882
	Illinois – 23.0% (14.7% of Total Investments)
675	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A, 5.000%, 1/01/25	7/23 at 100.00	A2	765,605
67,135	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	69,465,256

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A:
$6,190	5.500%, 12/01/39	12/21 at 100.00	B3	$5,148,285
1,865	5.000%, 12/01/41	12/21 at 100.00	B3	1,509,158
4,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2012A, 5.000%, 12/01/42	12/22 at 100.00	B3	3,969,077
2,720	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/29	12/18 at 100.00	B3	2,244,544
40,905	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	39,593,586
14,805	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	13,754,289
1,315	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/30 – NPFG Insured	No Opt. Call	B+	695,122
2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	A2	2,424,819
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	A1	1,174,712
12,215	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	12/24 at 100.00	AA	13,373,837
7,700	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	A2	8,327,473
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
1,500	0.000%, 1/01/31 – NPFG Insured	No Opt. Call	BBB–	803,220
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	BBB–	16,546,048
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	4,750,072
1,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007A, 5.000%, 1/01/27 – AMBAC Insured	7/17 at 16.847	Ba1	1,002,150
2,500	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.250%, 1/01/33	1/24 at 100.00	Ba1	2,468,275
17,605	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	18,445,463
4,220	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/34	1/19 at 100.00	Ba1	4,062,594
1,000	Chicago, Illinois, General Obligation Bonds, Project Series 2011A, 5.250%, 1/01/35	1/21 at 100.00	Ba1	982,970
10,200	Chicago, Illinois, General Obligation Bonds, Project Series 2012A, 5.000%, 1/01/33	1/22 at 100.00	Ba1	9,855,138
2,605	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	2,472,848
7,750	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	7/17 at 16.847	BBB–	7,770,228
3,000	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2008C, 5.000%, 1/01/39	1/25 at 100.00	A	3,204,600
10,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	BBB	10,452,300
6,160	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	6,010,620
	DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago and Boone Counties Community College District 523, Illinois, General Obligation Bonds, Kishwaukee Community College, Series 2011B:
2,500	0.000%, 2/01/33	2/21 at 100.00	AA–	1,016,850
2,000	0.000%, 2/01/34	2/21 at 100.00	AA–	752,940
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002:
3,400	5.500%, 11/01/36	11/23 at 100.00	A	3,722,286
2,500	4.450%, 11/01/36	11/25 at 102.00	A	2,597,925

NUVEEN	33

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	6/17 at 100.00	A3	$3,331,113
595	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	7/17 at 16.847	BBB	595,238
	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A:
1,700	5.750%, 12/01/35	12/25 at 100.00	N/R	1,692,214
115	6.000%, 12/01/45	12/25 at 100.00	N/R	115,407
6,500	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	CCC+	6,643,780
5,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	BBB	5,990,063
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
1,485	5.000%, 9/01/34	9/24 at 100.00	BBB	1,573,744
19,025	5.000%, 9/01/42	9/24 at 100.00	BBB	19,733,491
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,078,940
1,340	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (4)	1,386,391
2,500	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37 (Pre-refunded 1/01/18)	1/18 at 100.00	A (4)	2,579,275
1,725	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	1,633,851
4,300	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A1	4,550,905
15,805	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016, 5.000%, 12/01/46	6/26 at 100.00	A3	16,813,201
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 5.000%, 8/15/37	8/22 at 100.00	Aa2	1,772,674
39,675	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 4.000%, 2/15/41	2/27 at 100.00	BBB–	34,993,350
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	28,725
2,475	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (4)	2,843,775
1,435	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,642,874
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B:
320	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	A2 (4)	333,782
4,680	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	A2 (4)	4,881,568
2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015A, 4.000%, 11/15/39	5/25 at 100.00	A+	2,016,420
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	605,752
6,140	5.000%, 8/15/44	8/25 at 100.00	Baa1	6,485,191
5,725	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	6,485,223
8,960	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	A2	10,186,714
	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C:
1,150	5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (4)	1,329,872
4,500	5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)	2/21 at 100.00	AA– (4)	5,203,845
19,975	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA–	21,517,669

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$20,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46 (UB) (5)	10/25 at 100.00	AA–	$22,305,400
4,055	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	4,059,379
3,665	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/31 – AGM Insured	6/24 at 100.00	BBB–	4,022,851
	Illinois State, General Obligation Bonds, February Series 2014:
3,200	5.250%, 2/01/32	2/24 at 100.00	BBB	3,276,480
2,000	5.250%, 2/01/33	2/24 at 100.00	BBB	2,039,700
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB	1,602,641
7,000	5.000%, 2/01/39	2/24 at 100.00	BBB	7,007,420
5,000	Illinois State, General Obligation Bonds, June Series 2016, 4.000%, 6/01/35	6/26 at 100.00	BBB	4,430,900
	Illinois State, General Obligation Bonds, May Series 2014:
510	5.000%, 5/01/36	5/24 at 100.00	BBB	510,893
2,245	5.000%, 5/01/39	5/24 at 100.00	BBB	2,247,627
	Illinois State, General Obligation Bonds, November Series 2016:
11,800	5.000%, 11/01/40	11/26 at 100.00	BBB	11,817,700
13,200	5.000%, 11/01/41	11/26 at 100.00	BBB	13,209,768
	Illinois State, General Obligation Bonds, Refunding Series 2012:
3,795	5.000%, 8/01/21	No Opt. Call	BBB	4,015,831
1,725	5.000%, 8/01/22	No Opt. Call	BBB	1,830,053
3,425	5.000%, 8/01/23	No Opt. Call	BBB	3,636,973
1,095	5.000%, 8/01/25	8/22 at 100.00	BBB	1,134,924
2,335	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB	2,423,823
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/35	1/23 at 100.00	AA–	5,545,600
18,920	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	21,021,066
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 15.366%, 1/01/38 (IF)	1/23 at 100.00	AA–	1,982,755
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	A2	7,988,374
17,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB–	17,413,725
540	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB–	537,338
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
2,890	0.000%, 12/15/52	No Opt. Call	BBB–	392,635
5,185	5.000%, 6/15/53	12/25 at 100.00	BBB–	5,159,386
15,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB–	15,335,850
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	BBB–	6,767,500
43,200	0.000%, 6/15/45 – AGM Insured	No Opt. Call	BBB–	11,083,392
10,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	BBB–	2,430,600
41,150	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BBB–	41,206,376
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured	No Opt. Call	A3	5,556,075

NUVEEN	35

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
$18,000	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	BBB–	$13,917,780
20,045	0.000%, 12/15/35 – AGM Insured	No Opt. Call	BBB–	8,505,094
695	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	7/17 at 16.847	AA	695,716
1,846	Plano, Illinois, Special Tax Bonds, Special Service Area 1 & 2 Lakewood Springs Project, Refunding Series 2014, 5.000%, 3/01/34 – AGM Insured	3/24 at 100.00	AA	1,992,111
2,600	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured	No Opt. Call	Aa3	3,448,900
3,900	Rosemont Village, Illinois, General Obligation Bonds, Corporate Purpose Series 2011A, 5.600%, 12/01/35 – AGM Insured	12/20 at 100.00	A2	4,191,213
7,025	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48	11/23 at 100.00	AA	9,200,502
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A3	3,056,200
12,125	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	A2	13,362,235
2,550	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A3	2,209,550
780	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	708,864
6,390	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa3	5,140,691
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	A2	1,087,003
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	A2	1,200,962
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	A2	1,340,204
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	A2	1,227,817
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
2,085	7.250%, 12/01/29 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	2,522,871
2,295	7.250%, 12/01/30 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	2,776,973
829,196	Total Illinois			736,985,058
	Indiana – 4.2% (2.7% of Total Investments)
	Allen County, Indiana, Economic Development Revenue Bonds, Fort Wayne Project, Senior Series 2017A-1:
425	6.625%, 1/15/34	1/24 at 104.00	N/R	435,459
675	6.750%, 1/15/43	1/24 at 104.00	N/R	691,565
1,605	Chesterton, Indiana, Economic Development Revenue Bonds, Storypoint Chesterton Project, Series 2016, 6.250%, 1/15/43	1/24 at 104.00	N/R	1,604,920
2,640	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A3	2,259,919
12,040	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	A2	13,096,630
365	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	Caa1	370,256
125	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	Caa1	131,835
12,750	Indiana Finance Authority, Health System Revenue Bonds, Franciscan Alliance, Inc. Obligated Group, Series 2016A, 4.000%, 11/01/51	11/25 at 100.00	Aa3	12,603,758

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$10,190	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	$10,983,088
4,500	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	Ba1	4,514,445
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	AA–	5,491,750
13,880	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	A3	15,443,304
17,970	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	A	20,155,332
2,250	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc., Series 2006E, 5.250%, 5/15/41 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (4)	2,348,415
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	1/20 at 100.00	AA	5,417,250
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
10,000	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	A	7,790,100
20,000	0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	A	14,380,000
2,855	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	A2 (4)	3,069,810
11,760	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	A2	12,518,755
1,500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (4)	1,525,065
135,530	Total Indiana			134,831,656
	Iowa – 3.2% (2.1% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	10,954,400
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
21,280	5.000%, 12/01/19	No Opt. Call	B–	21,800,296
10,685	5.250%, 12/01/25	12/23 at 100.00	B–	10,836,513
18,290	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B–	18,830,835
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
8,285	5.375%, 6/01/38	7/17 at 16.847	B2	8,285,000
2,200	5.500%, 6/01/42	7/17 at 16.847	B2	2,199,978
21,325	5.625%, 6/01/46	7/17 at 16.847	B2	21,325,427
8,400	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B2	8,400,000
100,465	Total Iowa			102,632,449
	Kansas – 0.8% (0.5% of Total Investments)
1,240	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	1,318,033
8,140	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40 (Pre-refunded 1/01/20)	1/20 at 100.00	N/R (4)	8,951,721
1,000	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc., Series 2017A, 5.000%, 5/15/43 (WI/DD, Settling 5/10/17)	5/27 at 100.00	BB+	1,009,410

NUVEEN	37

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
$5,385	5.000%, 9/01/27	9/25 at 100.00	N/R	$5,380,315
5,435	5.750%, 9/01/32	9/25 at 100.00	N/R	5,390,813
2,595	6.000%, 9/01/35	9/25 at 100.00	N/R	2,552,286
23,795	Total Kansas			24,602,578
	Kentucky – 2.5% (1.6% of Total Investments)
4,565	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016, 5.500%, 2/01/44	2/26 at 100.00	BB+	4,715,097
6,675	Kentucky Bond Development Corporation, Tax Increment Revenue Bonds, Summit Lexington Project, Series 2016A, 4.400%, 10/01/24	No Opt. Call	N/R	6,419,548
5,240	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa3	5,794,078
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	Baa3	6,688,981
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	A3	1,041,100
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
4,345	5.000%, 7/01/37	7/25 at 100.00	Baa2	4,621,646
7,370	5.000%, 7/01/40	7/25 at 100.00	Baa2	7,812,863
10,245	5.000%, 1/01/45	7/25 at 100.00	Baa2	10,824,047
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,360	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	3,618,408
7,510	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	6,258,909
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
2,390	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,628,020
480	6.000%, 7/01/53	7/23 at 100.00	Baa3	537,029
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
715	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA	767,188
1,135	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA	1,214,745
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
5,560	5.250%, 2/01/20 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	5,968,326
8,865	5.250%, 2/01/24 (Pre-refunded 2/01/19) – AGC Insured	2/19 at 100.00	AA (4)	9,516,046
76,470	Total Kentucky			78,426,031
	Louisiana – 1.7% (1.1% of Total Investments)
3,175	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	3,402,203
4,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2 (4)	5,054,496
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Housing & Parking Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA	5,709,300
1,455	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A2	1,600,238
10,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	A	11,531,700
10,000	Louisiana Public Facilities Authority, Revenue Bonds, Loyola University Project, Refunding Series 2017, 0.000%, 10/01/46 (7)	10/33 at 100.00	BBB+	7,454,900

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
$1,000	4.250%, 5/15/40	5/25 at 100.00	A3	$1,016,350
6,970	5.000%, 5/15/47	5/25 at 100.00	A3	7,504,460
1,000	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 4.250%, 6/01/34	6/24 at 100.00	A–	1,037,800
10,185	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Ba1	10,210,564
53,115	Total Louisiana			54,522,011
	Maine – 0.9% (0.6% of Total Investments)
7,530	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa3	7,597,168
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
5,280	4.000%, 7/01/41	7/26 at 100.00	Baa3	4,550,357
5,565	4.000%, 7/01/46	7/26 at 100.00	Baa3	4,677,661
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Ba2	1,139,387
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Mainehealth Issue, Series 2015:
10,000	5.000%, 7/01/39	7/24 at 100.00	A+	10,944,000
1,195	4.000%, 7/01/44	7/24 at 100.00	A+	1,208,336
30,620	Total Maine			30,116,909
	Maryland – 1.4% (0.9% of Total Investments)
5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 (Pre-refunded 6/23/17)- SYNCORA GTY Insured	6/17 at 100.00	BB (4)	5,357,080
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.000%, 1/01/26	1/22 at 100.00	Baa3	2,838,775
13,315	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	14,914,930
10,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	A+	11,118,100
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A3	2,706,300
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A–	3,271,980
	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016:
2,000	4.750%, 7/01/36	1/26 at 100.00	N/R	1,938,660
2,300	5.000%, 7/01/46	1/26 at 100.00	N/R	2,235,186
40,960	Total Maryland			44,381,011
	Massachusetts – 2.7% (1.8% of Total Investments)
9,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	Aa2	10,378,940
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A3	3,380,688
	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A:
2,245	5.250%, 7/01/34	7/24 at 100.00	BB+	2,388,164
6,195	5.500%, 7/01/44	7/24 at 100.00	BB+	6,606,038
14,555	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB–	14,580,762

NUVEEN	39

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$1,270	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	$1,345,921
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
2,950	5.000%, 1/01/45	1/25 at 100.00	Baa2	3,171,398
4,020	4.500%, 1/01/45	1/25 at 100.00	Baa2	4,058,753
6,200	Massachusetts Development Finance Agency, Revenue Bonds, Emmanuel College, Series 2016A, 4.000%, 10/01/46	10/26 at 100.00	Baa2	6,001,662
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A+	7,939,080
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	524,630
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2016-XL0017, 11.886%, 12/15/34 (Pre-refunded 12/15/19) (IF) (5)	12/19 at 100.00	AAA	6,945,363
1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,068,240
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB) (5)	No Opt. Call	AAA	9,786,966
835	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	900,648
1,465	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,611,324
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	Aa2	5,133,374
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	7/17 at 100.00	AAA	426,624
1,245	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured	11/20 at 100.00	A3 (4)	1,406,613
78,825	Total Massachusetts			87,655,188
	Michigan – 3.0% (1.9% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA–	6,688,302
2,985	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	3,224,278
895	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	961,588
1,105	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	A2 (4)	1,235,954
	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Refunding Series 2015:
4,495	4.000%, 11/15/35	5/25 at 100.00	A+	4,603,779
2,550	4.000%, 11/15/36	5/25 at 100.00	A+	2,604,570
3,240	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	3,632,591
10	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	11,593
10,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016MI, 5.000%, 12/01/45 (UB) (5)	6/26 at 100.00	AA–	11,036,200
500	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22 (Pre-refunded 7/01/17)	7/17 at 100.00	AAA	509,105
4,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	BBB	4,203,600

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-II-A:
$2,750	5.375%, 10/15/36	10/21 at 100.00	A+	$3,097,930
8,260	5.375%, 10/15/41	10/21 at 100.00	A+	9,264,168
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
5,500	5.625%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	A3 (4)	6,115,725
10,585	5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A3 (4)	11,803,122
13,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA–	14,782,315
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	3,184,048
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,261,355
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D:
3,550	5.000%, 12/01/40	12/25 at 100.00	A–	3,886,895
3,600	5.000%, 12/01/45	12/25 at 100.00	A–	3,927,816
87,570	Total Michigan			96,034,934
	Minnesota – 0.7% (0.5% of Total Investments)
	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A:
155	4.000%, 8/01/36	8/26 at 100.00	BB+	138,263
440	4.000%, 8/01/41	8/26 at 100.00	BB+	382,439
2,000	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Prairie Seeds Academy Project, Refunding Series 2015A, 5.000%, 3/01/34	3/25 at 100.00	BB+	2,027,060
1,720	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2015A, 5.500%, 7/01/50	7/25 at 100.00	BB+	1,801,683
1,410	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/47	7/24 at 102.00	N/R	1,352,176
4,625	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	A2	4,966,325
840	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 (Pre-refunded 11/15/18) – AGC Insured	11/18 at 100.00	A2 (4)	911,156
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	A2	1,064,750
	Saint Cloud, Minnesota, Charter School Lease Revenue Bonds, Stride Academy Project, Series 2016A:
405	5.000%, 4/01/36	4/26 at 100.00	CCC–	263,246
605	5.000%, 4/01/46	4/26 at 100.00	CCC–	393,244
2,500	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 4.000%, 7/01/35	7/25 at 100.00	A	2,564,825
235	Saint Paul Housing and Redevelopment Authority, Minnesota, Multifamily Housing Revenue Bonds, 2700 University at Westgate Station, Series 2015B, 4.250%, 4/01/25	4/23 at 100.00	N/R	237,818
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
900	5.250%, 11/15/35	11/20 at 100.00	BB+	958,905
2,785	5.000%, 11/15/40	11/25 at 100.00	BB+	2,949,705
3,190	5.000%, 11/15/44	11/25 at 100.00	BB+	3,376,328
22,810	Total Minnesota			23,387,923

NUVEEN	41

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.2% (0.1% of Total Investments)
$5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	A2	$6,309,394
	Missouri – 2.0% (1.3% of Total Investments)
890	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	Aa3	938,087
2,820	Chesterfield Valley Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2015, 3.625%, 5/15/31	5/23 at 100.00	A–	2,806,746
	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016:
400	5.000%, 4/01/36	4/26 at 100.00	N/R	375,388
1,520	5.000%, 4/01/46	4/26 at 100.00	N/R	1,357,010
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	A1	10,429,500
3,345	Kirkwood Industrial Development Authority, Missouri, Retirement Community Revenue Bonds, Aberdeen Heights Project, Refunding Series 2017A, 5.250%, 5/15/50	5/27 at 100.00	BB	3,469,200
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,575	5.750%, 6/01/35	6/25 at 100.00	N/R	1,541,311
1,055	6.000%, 6/01/46	6/25 at 100.00	N/R	1,034,311
2,460	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB	2,666,271
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B:
1,410	5.000%, 5/01/40	11/23 at 100.00	BBB	1,475,283
2,000	5.000%, 5/01/45	11/23 at 100.00	BBB	2,086,820
6,665	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	6,774,973
8,315	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	9,011,464
2,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43	2/22 at 100.00	A1	2,435,963
1,010	Plaza at Noah’s Ark Community Improvement District, Saint Charles, Missouri, Tax Increment and Improvement District Revenue Bonds, Series 2015, 5.000%, 5/01/30	5/21 at 100.00	N/R	1,026,362
4,125	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	BBB+	5,047,309
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured	No Opt. Call	N/R	8,847,433
405	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	452,907
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A:
1,550	5.000%, 12/01/35	12/25 at 100.00	N/R	1,548,063
455	5.125%, 12/01/45	12/25 at 100.00	N/R	453,621
72,600	Total Missouri			63,778,022
	Montana – 0.2% (0.1% of Total Investments)
	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A:
1,175	5.250%, 5/15/37 (WI/DD, Settling 5/18/17)	5/25 at 102.00	N/R	1,212,800
375	5.250%, 5/15/47 (WI/DD, Settling 5/18/17)	5/25 at 102.00	N/R	384,375
125	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Refunding Series 2016, 3.500%, 2/15/37	2/27 at 100.00	A–	118,640

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Montana (continued)
$3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	A2 (4)	$3,481,020
4,675	Total Montana			5,196,835
	Nebraska – 0.8% (0.5% of Total Investments)
4,435	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	BBB+	4,810,334
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	625,820
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
2,090	4.125%, 11/01/36	11/25 at 100.00	A–	2,135,165
2,325	5.000%, 11/01/48	11/25 at 100.00	A–	2,533,250
4,010	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	11/21 at 100.00	A–	4,277,788
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 (Pre-refunded 4/01/19) – BHAC Insured	4/19 at 100.00	A (4)	5,413,000
6,000	Scotts Bluff County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Regional West Medical Center Project, Refunding & Improvement Series 2016A, 5.250%, 2/20/37	2/27 at 100.00	BBB+	6,366,420
24,440	Total Nebraska			26,161,777
	Nevada – 1.9% (1.2% of Total Investments)
5,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	Aa3	5,803,787
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A:
24,020	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	Aa3	26,016,542
14,515	5.250%, 7/01/42	1/20 at 100.00	A+	15,713,649
1,000	Las Vegas, Nevada, Sales Tax Increment Revenue Bonds, Symphony Park Tourism Improvement District, Series 2016, 4.375%, 6/15/35	6/21 at 100.00	N/R	914,840
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	7/17 at 100.00	B+	2,280,570
10,000	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31 (Pre-refunded 7/01/17) – BHAC Insured (UB) (5)	7/17 at 100.00	A (4)	10,077,900
1,100	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/38	2/19 at 100.00	A+	1,163,327
58,265	Total Nevada			61,970,615
	New Hampshire – 0.2% (0.1% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	BBB (4)	5,596,300
500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Kendal at Hanover, Series 2016, 5.000%, 10/01/40	10/26 at 100.00	BBB+	534,065
5,500	Total New Hampshire			6,130,365
	New Jersey – 7.6% (4.9% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
5,550	5.000%, 7/01/22 – NPFG Insured	7/17 at 100.00	A3	5,680,647
5,550	5.000%, 7/01/23 – NPFG Insured	7/17 at 100.00	A3	5,680,647
7,800	5.000%, 7/01/29 – NPFG Insured	7/17 at 100.00	A3	7,983,612
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1:
6,835	5.500%, 9/01/24 – AMBAC Insured	No Opt. Call	BBB+	7,681,515
5,000	5.500%, 9/01/28 – NPFG Insured	No Opt. Call	A3	5,891,500

NUVEEN	43

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$11,975	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	BBB+	$12,228,391
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2016BBB:
34,310	5.500%, 6/15/29	12/26 at 100.00	BBB+	36,958,046
2,110	5.500%, 6/15/30	12/26 at 100.00	BBB+	2,264,937
2,335	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2012K-K, 5.000%, 3/01/23	9/22 at 100.00	BBB+	2,478,346
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	640,452
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,538,520
2,325	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A+	2,535,227
610	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	BBB	660,099
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
5,945	5.000%, 6/15/27	6/26 at 100.00	Baa1	6,430,112
4,000	5.000%, 6/15/28	6/26 at 100.00	Baa1	4,294,920
2,015	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	BBB+	1,301,388
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	BBB+	2,329,289
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	A–	9,349,600
3,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.000%, 6/15/42	6/21 at 100.00	BBB+	3,004,260
20,040	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2014AA, 5.000%, 6/15/44	6/24 at 100.00	BBB+	20,086,493
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
13,680	4.750%, 6/15/38	6/25 at 100.00	BBB+	13,481,914
5,245	5.250%, 6/15/41	6/25 at 100.00	BBB+	5,398,154
8,230	5.000%, 6/15/45	6/25 at 100.00	BBB+	8,251,316
33,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	A2	40,685,936
200	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057, 14.537%, 1/01/43 (IF) (5)	7/22 at 100.00	A	280,388
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	A+	1,255,662
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,460	4.500%, 6/01/23	6/17 at 100.00	Baa2	1,469,125
1,580	4.625%, 6/01/26	6/17 at 100.00	Ba3	1,583,255
19,150	5.000%, 6/01/29	6/17 at 100.00	B2	19,189,449
11,495	4.750%, 6/01/34	6/17 at 100.00	B3	11,253,490
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	A2	1,607,837
240,355	Total New Jersey			243,474,527
	New Mexico – 0.4% (0.3% of Total Investments)
13,600	University of New Mexico, Revenue Bonds, System Improvement Subordinated Lien Series 2007A, 5.000%, 6/01/36 (Pre-refunded 6/01/17) – AGM Insured	6/17 at 100.00	AA (4)	13,653,176

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 5.7% (3.6% of Total Investments)
$705	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 4.000%, 7/01/45	7/25 at 100.00	BBB+	$681,806
5,810	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc., Series 2015, 5.500%, 9/01/45	9/25 at 100.00	N/R	6,294,438
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A3	2,655,315
9,700	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2017A, 5.000%, 10/01/47 (UB) (5)	No Opt. Call	AAA	12,805,746
4,070	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A–	4,464,180
7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	AA	8,010,863
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46 (Pre-refunded 7/01/17)	7/17 at 100.00	AA– (4)	5,041,336
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2015:
2,700	5.000%, 12/01/40	6/25 at 100.00	BB+	2,888,838
5,600	5.000%, 12/01/45	6/25 at 100.00	BB+	5,971,672
5	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose, Series 2009A, 5.000%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	Aa1 (4)	5,354
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 2016-XF0525:
1,998	12.091%, 2/15/39 (IF)	2/19 at 100.00	AA+	2,398,159
1,335	12.081%, 2/15/39 (IF)	2/19 at 100.00	AA+	1,602,427
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
850	5.750%, 2/15/47	2/21 at 100.00	A	966,935
2,400	5.250%, 2/15/47	2/21 at 100.00	A	2,666,016
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
2,185	5.000%, 2/15/47 (Pre-refunded 6/30/17) – FGIC Insured	6/17 at 100.00	A2 (4)	2,200,579
10,955	4.500%, 2/15/47 (Pre-refunded 6/30/17) – FGIC Insured	6/17 at 100.00	A2 (4)	10,976,800
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
245	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	A–	252,061
390	5.000%, 9/01/44	9/24 at 100.00	A–	431,828
6,075	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	A–	6,736,628
10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	10,990,300
4,315	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	AA	4,915,173
1,000	Nassau County Local Economic Assistance Corporation, New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group Project, Series 2014, 5.000%, 7/01/31	7/24 at 100.00	Baa1	1,098,390
1,665	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2006A-3, 5.000%, 6/01/35	7/17 at 100.00	B–	1,638,826
4,050	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	A3	4,472,253
11,570	New York City Municipal Water Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2016, Series 2015BB-1, 5.000%, 6/15/46 (UB)	6/25 at 100.00	AA+	13,085,554
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
10	5.000%, 8/01/17	7/17 at 100.00	AA	10,034
75	5.750%, 8/01/18	7/17 at 100.00	AA	75,299
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	7/17 at 100.00	AA	5,017

NUVEEN	45

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$31,615	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	$33,656,381
40	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/17 at 100.00	A2	40,120
5,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	6,633,881
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB	9,458,267
3,155	6.000%, 12/01/36	12/20 at 100.00	BBB	3,556,064
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,818,875
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,430	0.000%, 11/15/31	No Opt. Call	A+	1,491,048
1,435	0.000%, 11/15/32	No Opt. Call	A+	842,732
10,360	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	10,644,796
167,933	Total New York			182,483,991
	North Carolina – 0.9% (0.6% of Total Investments)
3,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47 (Pre-refunded 1/15/18)	1/18 at 100.00	AA– (4)	3,088,740
1,255	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (4)	1,358,136
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	11,077,000
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	5,145,432
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	A2	2,366,011
	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007:
1,495	4.500%, 10/01/31 (Pre-refunded 10/01/17) (UB)	10/17 at 100.00	N/R (4)	1,518,382
2,505	4.500%, 10/01/31 (UB)	10/17 at 100.00	AA–	2,531,854
1,690	North Carolina Turnpike Authority, Monroe Expressway Toll Revenue Bonds, Series 2017A, 5.000%, 7/01/54	7/26 at 100.00	BBB–	1,821,212
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009, 6.000%, 6/01/34 (Pre-refunded 6/01/19) – AGC Insured	6/19 at 100.00	A2 (4)	595,409
830	University of North Carolina, Greensboro, General Revenue Bonds, Series 2014, 5.000%, 4/01/39	4/24 at 100.00	A+	923,757
28,180	Total North Carolina			30,425,933
	North Dakota – 0.6% (0.4% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	Baa1	7,619,920
3,000	5.000%, 12/01/32	12/21 at 100.00	Baa1	3,226,140
2,245	5.000%, 12/01/35	12/21 at 100.00	Baa1	2,397,436
1,000	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36 (WI/DD, Settling 5/04/17)	12/26 at 100.00	N/R	999,840
	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
600	3.000%, 3/01/18	No Opt. Call	BBB–	600,342
970	4.000%, 3/01/19	No Opt. Call	BBB–	988,886
1,085	5.000%, 3/01/21	No Opt. Call	BBB–	1,155,525

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota (continued)
$2,535	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38 (8)	9/23 at 100.00	N/R	$1,267,500
18,435	Total North Dakota			18,255,589
	Ohio – 9.4% (6.0% of Total Investments)
4,185	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	4,457,109
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
1,930	5.000%, 5/01/33	5/22 at 100.00	A2	2,104,511
2,540	4.000%, 5/01/33	5/22 at 100.00	A2	2,592,019
3,405	5.000%, 5/01/42	5/22 at 100.00	A2	3,668,581
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	9,733,893
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A	612,499
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
17,305	5.375%, 6/01/24	6/17 at 100.00	Caa1	16,661,600
45,260	5.125%, 6/01/24	6/17 at 100.00	Caa1	43,578,138
20,820	5.875%, 6/01/30	6/17 at 100.00	Caa1	19,919,743
28,135	5.750%, 6/01/34	6/17 at 100.00	Caa1	26,984,560
2,715	6.000%, 6/01/42	6/17 at 100.00	B–	2,669,198
19,115	5.875%, 6/01/47	6/17 at 100.00	B–	18,501,217
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	10,017,400
8,310	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	Aa3	9,190,611
7,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	8,498,026
6,425	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Series 2013A, 5.000%, 1/01/38 (UB)	1/23 at 100.00	AA	7,111,897
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 2016-XG0052:
1,250	15.402%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,784,550
2,000	15.402%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,855,280
625	15.402%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	892,275
1,725	15.402%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,462,679
1,750	15.394%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	2,497,950
390	15.296%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	555,504
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	A1	3,327,155
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	5,386,874
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,299,360
12,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	2/23 at 100.00	Ba2	12,457,440
19,920	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	18,567,233
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	5,446,829
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36 (7)	2/31 at 100.00	A+	1,154,056

NUVEEN	47

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$19,405	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	$18,087,206
20,010	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	18,651,121
7,985	Scioto County, Ohio, Hospital Facilities Revenue Bonds, Southern Ohio Medical Center, Refunding Series 2016, 3.500%, 2/15/38	2/26 at 100.00	A2	7,598,207
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
1,095	5.750%, 12/01/32	12/22 at 100.00	BB	1,197,919
870	6.000%, 12/01/42	12/22 at 100.00	BB	955,460
1,365	Toledo Lucas County Port Authority, Ohio, Revenue Bonds, Storypoint Waterville Project, Series 2016A-1, 6.125%, 1/15/34	1/24 at 104.00	N/R	1,377,271
1,330	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	1,365,817
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	A1	2,183,380
301,215	Total Ohio			302,404,568
	Oklahoma – 0.6% (0.4% of Total Investments)
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,601,880
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A1	3,853,150
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2011:
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,132,590
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,670,115
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,768,298
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
2,300	5.000%, 2/15/37 (Pre-refunded 6/01/17)	6/17 at 100.00	A2 (4)	2,302,070
5,840	5.000%, 2/15/42 (Pre-refunded 6/01/17)	6/17 at 100.00	A2 (4)	5,844,847
2,340	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017, 5.250%, 11/15/45	11/25 at 102.00	BBB–	2,496,172
19,555	Total Oklahoma			20,669,122
	Oregon – 0.3% (0.2% of Total Investments)
	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bonds, Mirabella South Waterfront, Refunding Series 2014A:
1,000	5.400%, 10/01/44	10/24 at 100.00	N/R	1,066,050
800	5.500%, 10/01/49	10/24 at 100.00	N/R	846,728
555	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31	4/21 at 100.00	Aa2	627,189
3,445	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (4)	3,967,641
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2009A, 5.000%, 11/15/33 (Pre-refunded 5/15/19)	5/19 at 100.00	Aa1 (4)	3,241,620
8,800	Total Oregon			9,749,228
	Pennsylvania – 6.3% (4.0% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
170	6.750%, 11/01/24	11/19 at 100.00	Caa1	178,061
195	6.875%, 5/01/30	11/19 at 100.00	Caa1	198,999
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	A+	2,160,040

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$3,330	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	A1	$3,686,077
7,300	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Generation Project, Series 2008B, 4.250%, 10/01/47 (Mandatory put 4/01/21)	No Opt. Call	CCC+	6,799,877
13,235	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	CCC+	12,336,741
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016:
2,410	5.125%, 3/15/36	3/27 at 100.00	BBB–	2,506,521
6,420	5.125%, 3/15/46	3/27 at 100.00	BBB–	6,575,171
6,015	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	Aa3	6,448,020
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/29	1/25 at 100.00	BBB+	1,097,320
7,630	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A2	8,236,890
8,750	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	A2	9,508,975
3,255	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2, 5.000%, 5/01/46	5/26 at 100.00	BBB+	3,494,080
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	BBB–	1,312,338
1,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	1,653,465
	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010:
7,970	5.250%, 8/01/33 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	8,998,688
5,295	5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	5,999,500
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
10,450	5.250%, 1/15/45	1/25 at 100.00	Baa2	11,074,074
1,150	5.250%, 1/15/46	1/25 at 100.00	Baa2	1,218,678
11,810	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B1	12,038,524
4,675	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	Aa2	4,343,169
3,705	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A	4,060,754
11,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	A2	13,736,470
15,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	A–	16,285,500
10,080	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	Ba1	10,797,394
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	A2	5,438,300
17,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	A2	19,414,731
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room	8/20 at 100.00	A2	7,692,349
	Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax	8/20 at 100.00	A1	5,677,125
	Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured

NUVEEN	49

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
$1,125	5.250%, 12/01/31 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (4)	$1,316,115
1,000	5.500%, 12/01/35 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (4)	1,180,960
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	1/23 at 100.00	BB+	5,606,631
188,595	Total Pennsylvania			201,071,537
	Puerto Rico – 0.6% (0.4% of Total Investments)
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/29 – NPFG Insured	7/17 at 100.00	A3	590,378
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	C	8,678,500
86,250	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	C	10,667,400
136,840	Total Puerto Rico			19,936,278
	Rhode Island – 1.1% (0.7% of Total Investments)
1,810	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 – NPFG Insured	7/17 at 100.00	A3	1,815,919
1,000	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 6.000%, 9/01/33 (Pre-refunded 9/01/23)	9/23 at 100.00	BB (4)	1,243,380
329,050	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	6/17 at 12.63	CCC+	33,079,397
331,860	Total Rhode Island			36,138,696
	South Carolina – 2.8% (1.8% of Total Investments)
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	4,606,512
3,600	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 (Pre-refunded 4/01/21) – AGC Insured	4/21 at 100.00	A2 (4)	4,141,656
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	BBB+	1,456,225
34,790	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2014C, 5.000%, 12/01/46 (UB)	12/24 at 100.00	A1	37,023,866
20	South Carolina Public Service Authority, Revenue Obligation Bonds, Santee Cooper Electric System, Series 2008A, 5.500%, 1/01/38 (Pre-refunded 1/01/19)	1/19 at 100.00	A1 (4)	21,501
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
5,000	5.000%, 12/01/50	6/25 at 100.00	A1	5,307,050
6,000	5.000%, 12/01/55	6/25 at 100.00	A1	6,367,500
5,000	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	AA–	5,321,050
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	A1	1,398,124
10,195	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	A1	11,121,827
10,250	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A2	11,253,270
85,015	Total South Carolina			88,018,581

50	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.3% (0.2% of Total Investments)
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A:
$250	5.000%, 7/01/27	7/21 at 100.00	A1	$276,400
4,350	5.000%, 7/01/42	7/21 at 100.00	A1	4,692,389
2,055	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	2,220,345
910	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	993,593
7,565	Total South Dakota			8,182,727
	Tennessee – 0.7% (0.4% of Total Investments)
12,795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	13,420,292
2,350	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/39	10/24 at 100.00	Baa2	2,474,903
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A:
4,895	5.000%, 7/01/40	7/26 at 100.00	A3	5,458,610
525	5.000%, 7/01/46	7/26 at 100.00	A3	581,107
20,565	Total Tennessee			21,934,912
	Texas – 12.6% (8.1% of Total Investments)
735	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 4.375%, 8/15/36	8/21 at 100.00	BB+	686,711
3,855	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	3,776,898
3,450	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	3,388,487
5,480	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	AA–	6,216,841
6,685	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	A–	7,158,699
2,500	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015, 5.000%, 12/01/45	12/25 at 100.00	BB	2,551,000
2,440	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	2,418,211
4,300	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	4,265,815
405	Celina, Texas, Special Assessment Revenue Bonds, Wells South Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 6.250%, 9/01/45	9/24 at 100.00	N/R	407,321
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,500	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	1,735,830
1,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	1,997,636
13,685	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	Baa2	15,091,818
18,925	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2016, 3.375%, 1/01/41	1/26 at 100.00	Baa2	16,151,163
1,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	1,517,505
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
765	4.350%, 12/01/42	12/22 at 100.00	BBB–	759,132
685	4.400%, 12/01/47	12/22 at 100.00	BBB–	679,280

NUVEEN	51

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$4,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2015A, 5.000%, 12/01/45	6/25 at 100.00	BBB–	$4,185,520
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
765	5.750%, 9/01/28	9/23 at 103.00	N/R	737,185
770	6.500%, 9/01/46	9/23 at 103.00	N/R	726,587
11,735	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A	12,969,639
2,330	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A, 6.375%, 9/01/42	9/23 at 100.00	N/R	2,615,611
400	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	420,724
1,255	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,282,623
8,920	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012B, 4.750%, 11/01/42	11/22 at 100.00	Baa3	9,128,996
20,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA	23,040,400
5,470	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 15.548%, 4/01/53 (IF)	10/23 at 100.00	AA	8,337,757
10,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Series 2013B, 5.000%, 4/01/53 (UB)	10/23 at 100.00	AA	11,310,300
4,255	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45	6/25 at 100.00	AA	4,651,055
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0054, 11.953%, 11/01/41 (IF) (5)	11/21 at 100.00	AA+	2,100,845
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 2015-XF0074, 12.703%, 8/15/32 – AGM Insured (IF)	No Opt. Call	AAA	7,472,928
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A, 0.000%, 11/15/48	11/31 at 44.13	A2	1,400,220
6,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/53	11/24 at 100.00	A–	6,596,220
15,995	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	A3	6,482,774
5,000	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, KIPP, Inc., Refunding Series 2015, 4.000%, 8/15/44	8/25 at 100.00	AAA	5,098,950
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
495	5.125%, 9/01/32 – AGM Insured	7/17 at 100.00	A2	496,619
290	5.125%, 9/01/33 – AGM Insured	7/17 at 100.00	A2	290,948
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	A2	3,074,331
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	A2	3,455,658
4,715	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Refunding Series 2015, 5.000%, 9/01/40	9/24 at 100.00	A–	5,185,227
17,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	A2 (4)	23,456,897
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	7,403,098
3,500	Irving, Texas, Hotel Occupancy Tax Revenue Bonds, Series 2014B, 5.000%, 8/15/43	8/19 at 100.00	BBB+	3,605,350

52	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$940	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/30	8/25 at 100.00	BBB+	$1,035,579
1,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A	1,112,550
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
3,095	5.750%, 12/01/33	12/25 at 100.00	Ba2	3,363,429
3,125	6.125%, 12/01/38	12/25 at 100.00	Ba2	3,407,813
	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Legacy at Willow Bend Project, Series 2016:
2,335	5.000%, 11/01/46	11/23 at 103.00	BBB–	2,373,878
6,015	5.000%, 11/01/51	11/23 at 103.00	BBB–	6,128,864
745	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Wesleyan Homes, Inc. Project, Series 2014, 5.500%, 1/01/43	1/25 at 100.00	N/R	760,824
210	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	221,642
4,530	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 4.100%, 4/01/34 – AGM Insured	4/24 at 100.00	A2	4,621,914
820	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	863,591
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – Stephenville II, L.L.C. – Tarleton State University Project, Series 2014A:
1,000	5.000%, 4/01/34	4/24 at 100.00	BBB–	1,056,790
2,200	5.000%, 4/01/39	4/24 at 100.00	BBB–	2,305,974
1,600	5.000%, 4/01/46	4/24 at 100.00	BBB–	1,670,240
5,540	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Galveston-Texas A&M University at Galveston Project, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	Baa3	5,769,688
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	A2	3,506,548
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
2,590	0.000%, 9/01/43 (7)	9/31 at 100.00	AA	2,687,203
3,910	0.000%, 9/01/45 (7)	9/31 at 100.00	AA	4,418,730
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (UB) (5)	9/21 at 100.00	AA	3,454,710
6,155	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A	6,809,646
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
2,205	5.000%, 1/01/34	1/25 at 100.00	A–	2,484,307
2,000	5.000%, 1/01/38	1/25 at 100.00	A–	2,230,220
610	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.125%, 2/01/39	2/24 at 100.00	Ba2	626,592
3,950	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2016, 4.000%, 6/01/41	6/26 at 100.00	Baa2	3,854,292
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Tender Option Bond Trust 2016-XF0389, 8.465%, 11/15/47 (IF) (5)	11/17 at 100.00	AA	4,517,100
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,656,784

NUVEEN	53

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,870	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43	9/23 at 100.00	A	$2,073,101
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
215	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	244,704
2,675	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	3,044,578
17,640	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB)	5/26 at 100.00	AA–	19,662,074
7,430	Texas City Industrial Development Corporation, Texas, Industrial Development Revenue Bonds, NRG Energy, Inc. Project, Fixed Rate Series 2012, 4.125%, 12/01/45	2/25 at 100.00	Baa3	7,058,574
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
3,635	5.000%, 12/15/22	No Opt. Call	BBB	4,164,910
2,500	5.000%, 12/15/26	12/22 at 100.00	BBB	2,762,625
2,500	5.000%, 12/15/29	12/22 at 100.00	BBB	2,723,375
4,355	5.000%, 12/15/30	12/22 at 100.00	BBB	4,723,085
2,975	5.000%, 12/15/32	12/22 at 100.00	BBB	3,199,583
3,150	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	3,441,785
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
11,280	0.000%, 8/15/36	8/24 at 59.60	A–	5,014,524
10,000	0.000%, 8/15/37	8/24 at 56.94	A–	4,196,600
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
5,000	5.000%, 8/15/37	8/24 at 100.00	BBB	5,482,450
31,810	5.000%, 8/15/42	8/24 at 100.00	BBB	34,729,204
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	3,454,528
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	5/17 at 100.00	AA–	1,883,829
399,680	Total Texas			404,127,246
	Utah – 0.8% (0.5% of Total Investments)
4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond 2015-XF0258, 12.206%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured (IF) (5)	6/18 at 100.00	Aa2 (4)	5,524,499
3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust 2016-XG0023, 11.169%, 6/15/32 (Pre-refunded 6/15/18) – AGM Insured (IF)	6/18 at 100.00	Aa2 (4)	4,075,045
15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 (Pre-refunded 6/15/18) – AGM Insured (UB) (5)	6/18 at 100.00	Aa2 (4)	15,678,300
23,480	Total Utah			25,277,844
	Virginia – 1.4% (0.9% of Total Investments)
	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015:
1,200	5.300%, 3/01/35	3/25 at 100.00	N/R	1,180,344
1,085	5.600%, 3/01/45	3/25 at 100.00	N/R	1,091,510
14,945	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	15,681,191

54	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (7)	10/28 at 100.00	BBB+	$11,381,900
11,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	A3	14,067,240
985	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	A1	1,048,198
15	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	A1 (4)	16,775
1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, Marymount University Project, Green Series 2015B, 5.250%, 7/01/35	7/25 at 100.00	BB+	1,062,960
40,230	Total Virginia			45,530,118
	Washington – 3.5% (2.2% of Total Investments)
9,665	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Green Bonds, Series 2016S-1, 5.000%, 11/01/46 (UB)	No Opt. Call	Aa1	12,424,647
5,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2015A, 5.000%, 7/01/38 (UB) (5)	7/25 at 100.00	AA–	5,708,300
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB) (5)	6/19 at 100.00	AA	4,039,763
25,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 (Pre-refunded 7/01/17) – AGM Insured	7/17 at 100.00	Aa2 (4)	25,183,000
7,500	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 2016-XL0009, 9.041%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured (IF) (5)	1/19 at 100.00	AAA	8,566,500
6,010	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 11.986%, 1/01/39 (Pre-refunded 7/01/17) – AGM Insured (IF) (5)	7/17 at 100.00	Aa2 (4)	6,141,980
10,000	University of Washington, General Revenue Bonds, Series 2007, 5.000%, 6/01/37 (Pre-refunded 6/01/17) – AMBAC Insured (UB) (5)	6/17 at 100.00	AA+ (4)	10,038,400
5,750	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A3	6,246,168
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 2015-XF0148, 15.362%, 10/01/44 (IF) (5)	10/24 at 100.00	AA–	1,770,950
6,540	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	7,221,206
	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A:
4,250	5.000%, 1/01/46	1/25 at 102.00	BB+	4,272,398
3,650	5.000%, 1/01/51	1/25 at 102.00	BB+	3,614,522
21,510	Washington State, General Obligation Bonds, Series 2002C, 0.000%, 6/01/28 – NPFG Insured (UB) (5)	No Opt. Call	Aa1	15,875,240
109,875	Total Washington			111,103,074
	West Virginia – 1.9% (1.2% of Total Investments)
3,145	Pleasants County, West Virginia, Pollution Control Revenue Bonds, Allegheny Energy Supply Company, LLC Pleasants Station Project, Series 2007F, 5.250%, 10/15/37	10/17 at 100.00	B1	3,041,938
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	A1	10,953,000
40,855	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	45,753,106
54,000	Total West Virginia			59,748,044

NUVEEN	55

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.5% (1.6% of Total Investments)
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Cornerstone Charter Academy, North Carolina, Series 2016A:
$1,750	5.000%, 2/01/36	2/26 at 100.00	N/R	$1,632,733
305	5.125%, 2/01/46	2/26 at 100.00	N/R	279,328
1,480	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 5.125%, 5/01/36	5/26 at 100.00	N/R	1,402,537
2,500	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.050%, 11/01/30	5/26 at 100.00	BBB–	2,469,250
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A2	9,432,054
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A2	2,765,100
6,620	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	7,133,712
16,190	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	17,658,757
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,485	5.000%, 2/15/40	2/22 at 100.00	A–	1,573,090
3,490	4.500%, 2/15/40	2/22 at 100.00	A–	3,602,238
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012:
11,000	5.000%, 6/01/32	6/22 at 100.00	A3	11,896,280
1,500	5.000%, 6/01/39	6/22 at 100.00	A3	1,592,550
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	1,464,625
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 3.375%, 8/15/29	8/24 at 100.00	A+	5,091,150
1,450	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rocket Education Obligated Group, Series 2017C, 5.250%, 6/01/40	6/26 at 100.00	N/R	1,449,928
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	A–	1,082,520
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2015B:
550	5.000%, 9/15/37	9/22 at 100.00	BBB+	574,470
1,000	5.000%, 9/15/45	9/22 at 100.00	BBB+	1,038,120
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	A	1,078,200
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Woodland Hills Senior Housing Project, Series 2014:
2,565	5.000%, 12/01/44	12/22 at 102.00	N/R	2,530,860
1,775	5.250%, 12/01/49	12/22 at 102.00	N/R	1,769,640
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014:
1,000	5.375%, 10/01/44	10/22 at 102.00	N/R	1,009,090
1,500	5.500%, 10/01/49	10/22 at 102.00	N/R	1,512,885
75,370	Total Wisconsin			80,039,117

56	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.3% (0.2% of Total Investments)
$2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A3	$2,186,974
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
1,000	5.500%, 12/01/27	12/21 at 100.00	BBB+	1,113,990
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB+	1,110,080
4,000	Wyoming Municipal Power Agency, Power Supply System Revenue Bonds, Series 2008A, 5.375%, 1/01/42 (Pre-refunded 1/01/18)	1/18 at 100.00	A– (4)	4,120,960
8,035	Total Wyoming			8,532,004
$5,612,069	Total Municipal Bonds (cost $4,698,777,269)			5,003,047,209

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$1,284	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$796,921
344	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/55	N/R	172,830
$1,628	Total Corporate Bonds ($136,893)				969,751
	Total Long-Term Investments ($4,698,914,162)				5,004,016,960
	Floating Rate Obligations – (6.8)%				(217,000,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (7.5)% (11)				(240,386,902)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (43.9)% (12)				(1,407,460,858)
	Other Assets Less Liabilities – 2.0% (13)				64,950,675
	Net Assets Applicable to Common Shares – 100%				$3,204,119,875

NUVEEN	57

NVG	Nuveen AMT-Free Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Investments in Derivatives as of April 30, 2017
Interest Rate Swaps (OTC uncleared)

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination/	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (14)	Date	(Depreciation)
JPMorgan Chase Bank, N.A.	$57,900,000	Receive	Weekly USD-SIFMA	1.375%	Quarterly	7/03/17	7/03/27	$2,590,367
JPMorgan Chase Bank, N.A.	68,900,000	Receive	Weekly USD-SIFMA	1.208	Quarterly	8/11/17	8/11/28	4,921,891
	$126,800,000							$7,512,258

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(7)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(9)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(10)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(11)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 4.8%.
(12)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 28.1%.
(13)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives (“OTC”) as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(14)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
USD-SIFMA	United States Dollar-Securities-Industry and Financial Market Association

See accompanying notes to financial statements.

58	NUVEEN

NZF
Nuveen Municipal Credit Income Fund
	Portfolio of Investments	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 154.7% (99.9% of Total Investments)
	MUNICIPAL BONDS – 154.5% (99.8% of Total Investments)
	Alabama – 1.4% (0.9% of Total Investments)
$8,585	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	$8,645,696
10,690	Alabama Special Care Facilities Financing Authority, Birmingham, Hospital Revenue Bonds, Daughters of Charity National Health System – Providence Hospital and St. Vincent’s Hospital, Series 1995, 5.000%, 11/01/25 (ETM)	7/17 at 100.00	Aaa	10,727,308
1,500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	7/17 at 100.00	A2	1,505,055
5,835	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	6,996,749
2,375	Selma Industrial Development Board, Alabama, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2010A, 5.800%, 5/01/34	5/20 at 100.00	BBB	2,636,108
28,985	Total Alabama			30,510,916
	Alaska – 0.8% (0.5% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,000	5.000%, 1/01/31 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,086,530
2,950	5.000%, 1/01/33 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	3,181,546
2,900	5.000%, 1/01/34 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	3,110,801
2,290	Anchorage, Alaska, Water Revenue Bonds, Refunding Series 2007, 5.000%, 5/01/37 – NPFG Insured	5/17 at 100.00	A3	2,297,076
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
560	4.625%, 6/01/23	6/17 at 100.00	Ba2	562,341
7,010	5.000%, 6/01/46	7/17 at 100.00	B3	6,717,543
16,710	Total Alaska			16,955,837
	Arizona – 3.2% (2.1% of Total Investments)
1,300	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A–	1,381,016
3,465	Arizona Board of Regents, Certificates of Participation, Arizona State University, Refunding Series 2006, 5.000%, 7/01/25 – NPFG Insured	7/17 at 100.00	A1	3,488,666
2,820	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	A2	3,115,621
10,450	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A, 5.000%, 7/01/30	7/22 at 100.00	A	11,298,645
3,390	Arizona State Transportation Board, Highway Revenue Bonds, Tender Option Bond Trust 3151, 11.899%, 7/01/33 (Pre-refunded 7/01/18) (IF)	7/18 at 100.00	Aa1 (4)	3,872,770
2,300	Cahava Springs Revitalization District, Cave Creek, Arizona, Special Assessment Bonds, Series 2017A, 7.000%, 7/01/41	7/27 at 100.00	N/R	2,327,209
3,185	Eastmark Community Facilities District 1, Mesa, Arizona, General Obligation Bonds, Series 2015, 5.000%, 7/15/39	7/25 at 100.00	N/R	3,141,875
4,905	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32 (Pre-refunded 7/01/17)	7/17 at 100.00	A3 (4)	4,942,425
4,500	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	4,897,260
10,700	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	11,149,721

NUVEEN	59

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project, Series 2012:
$400	5.000%, 7/01/27 (Alternative Minimum Tax)	7/22 at 100.00	A1	$444,044
950	5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	A1	1,034,702
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue and Refunding Bonds, Edkey Charter Schools Project, Series 2013:
335	6.000%, 7/01/33	7/20 at 102.00	BB	303,225
345	6.000%, 7/01/43	7/20 at 102.00	BB	295,203
205	6.000%, 7/01/48	7/20 at 102.00	BB	172,706
1,135	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 7.375%, 7/01/49	7/20 at 102.00	BB	1,120,517
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
1,790	5.375%, 7/01/46	7/26 at 100.00	BB	1,538,308
2,140	5.500%, 7/01/51	7/26 at 100.00	BB	1,834,643
595	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2016, 6.500%, 2/01/48	2/24 at 100.00	N/R	602,687
865	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Noah Webster Schools ? Pima Project, Series 2014A, 7.250%, 7/01/39	7/20 at 102.00	BB	852,743
650	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (4)	716,346
3,710	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 7/01/41 (Pre-refunded 7/01/21)	7/21 at 100.00	A (4)	4,301,931
7,235	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	8,478,407
67,370	Total Arizona			71,310,670
	California – 20.7% (13.4% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	AA–	1,718,325
2,000	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2000B, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,751,020
3,500	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 5.450%, 10/01/25 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	BBB+ (4)	3,568,110
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	3,026,579
8,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	8,048,000
535	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2016A, 5.000%, 3/01/41	3/26 at 100.00	Ba3	515,130
1,900	Blythe Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Refunding Series 2015, 5.000%, 5/01/38	11/25 at 100.00	N/R	1,984,284
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
4,070	0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A3	2,301,951
6,410	0.000%, 8/01/34 – FGIC Insured	No Opt. Call	A3	3,203,333
1,295	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Golden Gate Tobacco Funding Corporation, Turbo, Series 2007A, 5.000%, 6/01/36	6/17 at 100.00	N/R	1,288,642
	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A:
3,280	5.450%, 6/01/28	12/18 at 100.00	B3	3,328,118
13,500	5.600%, 6/01/36	12/18 at 100.00	B3	13,741,380
12,025	5.650%, 6/01/41	12/18 at 100.00	B2	12,240,127
595	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Merced County Tobacco Funding Corporation, Series 2005A, 5.000%, 6/01/26	7/17 at 100.00	Baa2	595,196

60	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,400	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	$3,689,544
	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A:
3,840	5.000%, 7/01/33	7/23 at 100.00	AA–	4,348,454
710	5.000%, 7/01/37	7/23 at 100.00	AA–	794,994
7,040	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 12.265%, 11/15/48 (IF)	5/18 at 100.00	AA–	9,072,870
825	California Municipal Finance Authority, Charter School Lease Revenue Bonds, Santa Rosa Academy Project, Series 2015, 5.375%, 7/01/45	7/25 at 100.00	BB+	854,164
1,365	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB	1,482,840
10,250	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds, San Diego County Water Authority Desalination Project Pipeline, Series 2012, 5.000%, 11/21/45	7/17 at 100.00	Baa3	10,288,335
2,000	California School Finance Authority, Charter School Revenue Bonds, Downtown College Prep – Obligated Group, Series 2016, 5.000%, 6/01/51	6/26 at 100.00	N/R	1,950,640
2,000	California State Public Works Board, Lease Revenue Bonds, Judicial Council of California, Various Projects Series 2013A, 5.000%, 3/01/38	3/23 at 100.00	A+	2,223,000
1,220	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	A+ (4)	1,381,052
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	A+ (4)	1,694,445
4,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 5.125%, 10/01/31	10/21 at 100.00	A+	5,078,385
	California State, General Obligation Bonds, Various Purpose Series 2007:
9,730	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	AA+ (4)	9,768,044
6,270	5.000%, 6/01/37 (Pre-refunded 6/01/17)	6/17 at 100.00	AA+ (4)	6,294,516
	California State, General Obligation Bonds, Various Purpose Series 2010:
1,000	5.500%, 3/01/40	3/20 at 100.00	AA–	1,111,750
8,500	5.250%, 11/01/40	11/20 at 100.00	AA–	9,575,930
3,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.250%, 10/01/32	10/21 at 100.00	AA–	3,436,920
19,320	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	20,898,251
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
12,045	5.000%, 12/01/46	6/26 at 100.00	BB	12,802,149
17,040	5.250%, 12/01/56	6/26 at 100.00	BB	18,323,964
1,030	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	1,121,835
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	1,136,604
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39 (5)	7/17 at 100.00	CCC	899,510
835	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005H, 5.250%, 7/01/25 (5)	7/17 at 100.00	CCC	821,582
2,455	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	2,767,031
20	California, General Obligation Veterans Welfare Bonds, Series 2001BZ, 5.350%, 12/01/21 – NPFG Insured (Alternative Minimum Tax)	6/17 at 100.00	AA–	20,056
9,955	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 98-2, Series 2005, 0.000%, 9/01/31 – FGIC Insured	No Opt. Call	A3	5,589,733

NUVEEN	61

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Election 2012 Series 2013B, 5.000%, 8/01/38	8/23 at 100.00	AA	$3,402,150
4,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/22 – NPFG Insured	No Opt. Call	AA+	3,638,120
3,795	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C, 0.000%, 2/01/37 – FGIC Insured	No Opt. Call	A1	1,646,878
3,960	Contra Costa County, California, GNMA Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	4,570,157
1,320	Davis, California, Special Tax Bonds, Community Facilities District 2015-1 Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	1,411,806
2,510	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	AA–	1,755,293
3,360	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2002A, 0.000%, 7/01/27 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,505,552
3,725	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	BBB–	1,866,225
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
3,000	0.000%, 1/15/26 (6)	No Opt. Call	Ba1	2,435,160
1,560	5.750%, 1/15/46	1/24 at 100.00	Ba1	1,788,088
3,560	6.000%, 1/15/49	1/24 at 100.00	Ba1	4,089,799
4,505	Foothill-De Anza Community College District, Santa Clara County, California, Election of 1999 General Obligation Bonds, Series A, 0.000%, 8/01/30 – NPFG Insured	No Opt. Call	AAA	2,960,551
2,315	Gateway Unified School District, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	A1	1,309,341
1,000	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	AA–	1,146,920
3,170	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	A1	2,442,517
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
13,680	5.000%, 6/01/33	6/17 at 100.00	B3	13,755,240
2,825	5.750%, 6/01/47	6/17 at 100.00	B3	2,831,582
13,550	5.125%, 6/01/47	6/17 at 100.00	B–	13,549,052
175	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47 (Pre-refunded 6/01/17)	6/17 at 100.00	N/R (4)	175,786
440	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27 (Pre-refunded 6/01/17)	6/17 at 100.00	N/R (4)	441,474
7,150	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40 (Pre-refunded 7/15/21)	7/21 at 100.00	Aaa	8,571,063
3,190	Hillsborough City School District, San Mateo County, California, General Obligation Bonds, Series 2006B, 0.000%, 9/01/27	No Opt. Call	AAA	2,403,378
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2005, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	AA–	3,052,950
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA–	1,439,625
14,000	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007C-2, 0.000%, 6/01/47	6/17 at 13.65	N/R	1,707,300
10,600	Inland Empire Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Series 2007, 0.000%, 6/01/36	6/17 at 28.99	N/R	2,813,346

62	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,750	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Refunding Bonds, LAXFUEL Corporation at Los Angeles International Airport, Series 2012, 4.500%, 1/01/27 (Alternative Minimum Tax)	1/22 at 100.00	A	$2,970,963
540	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A1	582,250
2,000	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31	8/24 at 100.00	AA	2,472,360
1,000	Mendocino-Lake Community College District, Mendocino and Lake Counties, California, General Obligation Bonds, Election 2006, Series 2011B, 5.600%, 8/01/31 – AGM Insured	8/26 at 100.00	A1	1,225,460
	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A:
1,030	0.000%, 8/01/28 (6)	7/17 at 100.00	AA	953,564
2,320	0.000%, 8/01/43 (6)	8/35 at 100.00	AA	1,717,357
5,420	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	BBB+	7,548,976
	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C:
2,700	7.000%, 11/01/34	No Opt. Call	BBB+	3,797,415
2,200	6.500%, 11/01/39	No Opt. Call	BBB+	3,064,160
	North Orange County Community College District, California, General Obligation Bonds, Election of 2002 Series 2003B:
7,735	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA+	6,332,026
4,180	0.000%, 8/01/26 – FGIC Insured	No Opt. Call	AA+	3,264,914
10,885	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA–	8,780,821
3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)	11/19 at 100.00	Ba1 (4)	3,415,740
940	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	991,897
6,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A2	4,944,540
12,210	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40 (6)	8/30 at 100.00	A	13,277,520
5,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured (6)	8/29 at 100.00	A2	5,834,200
1,750	Paramount Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/23 – AGM Insured	No Opt. Call	A1	1,528,363
9,315	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	AA+ (4)	12,317,318
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	A1	2,849,950
3,850	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Refunding Series 2011, 6.000%, 10/01/28 – AGM Insured	10/25 at 100.00	A2	4,519,015
2,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2007A, 5.000%, 7/01/47	7/17 at 100.00	Baa2	2,007,680
3,200	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 0.000%, 7/01/27 – AGM Insured	No Opt. Call	A2	2,376,672
2,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	2,260,240
205	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	229,862
2,755	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured	No Opt. Call	A+	2,228,767

NUVEEN	63

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,550	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	Ba2	$4,137,525
165	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40	9/25 at 100.00	N/R	176,355
3,000	San Diego Community College District, California, General Obligation Bonds, Tender Option Bond Trust 2016-XG0053, 11.980%, 8/01/41 (Pre-refunded 8/01/21) (IF) (7)	8/21 at 100.00	AA+ (4)	4,377,540
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 17.423%, 8/01/39 (Pre-refunded 8/01/19) (IF)	8/19 at 100.00	AA– (4)	2,561,634
670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	752,068
4,150	San Joaquin Delta Community College District, California, General Obligation Bonds, Election 2004 Series 2008B, 0.000%, 8/01/29 – AGM Insured	8/18 at 53.32	AA–	2,177,339
2,700	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BB+	2,923,074
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
6,630	5.000%, 1/15/44	1/25 at 100.00	BBB–	7,240,623
3,160	5.000%, 1/15/50	1/25 at 100.00	BBB–	3,441,050
7,205	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	BBB–	6,008,033
4,000	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 2015-XF2185, 15.147%, 9/01/38 – BHAC Insured (IF) (7)	9/17 at 100.00	A+	4,227,480
5,760	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/45	No Opt. Call	A1	1,442,189
690	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	A+	751,196
37,555	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/47	6/17 at 18.52	N/R	4,871,259
	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A:
11,595	5.000%, 6/01/37	7/17 at 100.00	B2	11,595,000
3,090	5.125%, 6/01/46	7/17 at 100.00	B2	3,089,815
1,800	Walnut Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2000 Series 2003D, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	AA–	1,338,228
4,005	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 – AGM Insured (6)	8/31 at 100.00	Aa3	3,252,581
3,900	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 5.625%, 5/01/41 (Pre-refunded 8/01/21) – AGM Insured	8/21 at 100.00	Aa3 (4)	4,601,181
3,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	3,381,300
518,565	Total California			456,283,646
	Colorado – 6.7% (4.4% of Total Investments)
1,250	Adams County School District 1, Mapleton Public Schools, Colorado, General Obligation Bonds, Series 2010, 6.250%, 12/01/35 (Pre-refunded 12/01/20)	12/20 at 100.00	AA– (4)	1,467,775
1,500	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	A3	1,651,635
1,600	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	7/17 at 100.00	BBB–	1,602,640
1,215	Base Village Metropolitan District 2, Colorado, General Obligation Bonds, Refunding Series 2016A, 5.500%, 12/01/36	12/21 at 103.00	N/R	1,232,022
700	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	702,548

64	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$500	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.500%, 12/01/45	12/20 at 103.00	N/R	$510,215
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
770	5.000%, 12/01/37	12/22 at 103.00	N/R	777,153
2,210	5.000%, 12/01/47	12/22 at 103.00	N/R	2,215,127
625	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 6.000%, 12/01/38	12/23 at 100.00	BBB–	715,456
1,000	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Senior Lien Series 2015A, 5.000%, 6/01/37	12/25 at 100.00	N/R	988,710
1,240	Colorado City Metropolitan District, Oueblo county, Colorado, Water and Wastewater Enterprise Revenue Bonds, Refunding & Improvement Series 2012, 4.500%, 12/01/34	12/19 at 100.00	BBB+	1,273,530
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.000%, 12/01/29	12/19 at 100.00	BBB–	1,024,870
2,315	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.400%, 5/01/26	5/18 at 100.00	N/R	2,301,318
9,440	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	7/17 at 100.00	BBB+	9,461,901
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	BBB+	3,465,532
9,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	9,748,167
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	2,218,640
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012, 4.000%, 12/01/42	12/22 at 100.00	A	2,023,940
3,655	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A, 5.000%, 6/01/45	6/25 at 100.00	Baa2	3,810,374
585	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	Baa2	619,380
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	Aa3	1,211,468
11,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	12,288,325
3,250	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB+	3,278,990
2,250	Colorado Springs, Colorado, Utilities System Revenue Bonds, Improvement Series 2013B-1, 5.000%, 11/15/38	11/23 at 100.00	AA	2,565,878
20	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A, 5.000%, 3/01/34	3/19 at 100.00	AA–	21,265
	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2009A:
1,175	5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	1,259,729
5	5.000%, 3/01/34 (Pre-refunded 3/01/19)	3/19 at 100.00	N/R (4)	5,363
1,945	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Refunding Series 2015, 5.000%, 8/01/36 – BAM Insured	8/25 at 100.00	A1	2,183,710
5,000	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A, 5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	AA	5,021,000
1,000	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB+	1,045,880
500	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006, 5.250%, 12/01/30	12/20 at 103.00	N/R	519,435

NUVEEN	65

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	$2,503,996
3,870	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	4,278,479
10,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB+	3,327,200
8,845	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	BBB+	6,458,265
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
7,550	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	BBB+	4,795,383
11,100	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	BBB+	6,410,472
10,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	BBB+	5,508,300
8,135	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	BBB+	4,652,895
	Eaton Area Park and Recreation District, Colorado, General Obligation Limited Tax Bonds, Series 2015:
475	5.500%, 12/01/30	12/22 at 100.00	N/R	522,424
180	5.250%, 12/01/34	12/22 at 100.00	N/R	193,811
500	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015A, 5.750%, 12/01/45	12/20 at 103.00	N/R	504,445
985	Flatiron Meadows Metropolitan District, Boulder County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.125%, 12/01/46	12/21 at 103.00	N/R	956,484
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,125	5.750%, 12/01/30	12/24 at 100.00	N/R	1,163,363
1,000	6.000%, 12/01/38	12/24 at 100.00	N/R	1,023,610
770	Great Western Park Metropolitan District 2, Broomfield City and County, Colorado, General Obligation Bonds, Series 2016A, 5.000%, 12/01/46	12/21 at 100.00	N/R	751,143
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
1,590	5.250%, 12/01/36	12/21 at 103.00	N/R	1,431,588
6,130	5.375%, 12/01/46	12/21 at 103.00	N/R	5,462,995
	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007:
950	5.125%, 12/01/27 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (4)	973,560
2,000	5.250%, 12/01/36 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (4)	2,051,060
1,000	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A–	1,086,510
1,870	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	BBB	2,002,658
3,015	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	A2 (4)	3,527,098
500	Parker Automotive Metropolitan District (In the Town of Parker, Colorado), General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/45	12/26 at 100.00	N/R	463,615
1,590	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	A	1,752,339
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
4,355	6.000%, 1/15/34	7/20 at 100.00	Baa3	4,824,556
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,613,207
1,045	Reserve Metropolitan District 2, Mount Crested Butte, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016A, 5.000%, 12/01/45	12/26 at 100.00	N/R	936,132
525	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	529,904
650	Thompson Crossing Metropolitan District No. 6 in the Town of Johnstown, Larimer County, Colorado, General Obligation Limited Tax Bonds Series 2015A, 6.000%, 12/01/44	12/20 at 103.00	N/R	638,437

66	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$55	Water Valley Metropolitan District 1, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	$56,797
105	Water Valley Metropolitan District 2, Windsor, Colorado, General Obligation Bonds, Refunding Series 2016, 5.250%, 12/01/40	12/26 at 100.00	N/R	110,838
168,550	Total Colorado			148,723,540
	Connecticut – 0.1% (0.0% of Total Investments)
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford HealthCare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,596,825
	District of Columbia – 0.2% (0.1% of Total Investments)
5,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	7/17 at 100.00	A	5,011,150
	Florida – 5.6% (3.6% of Total Investments)
1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	9/20 at 100.00	BBB–	1,300,400
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
1,005	5.000%, 9/01/43	9/23 at 100.00	BBB–	1,016,357
865	5.000%, 9/01/45	9/23 at 100.00	BBB–	871,488
755	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A, 5.375%, 11/01/36	11/27 at 100.00	N/R	772,222
535	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016B, 5.625%, 11/01/35	No Opt. Call	N/R	549,606
665	Bexley Community Development District, Pasco County, Florida, Special Assessment Revenue Bonds, Series 2016, 4.700%, 5/01/36	5/26 at 100.00	N/R	628,764
2,115	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (4)	2,355,031
3,430	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	7/17 at 100.00	B3	3,435,694
5,005	Broward County, Florida, Airport System Revenue Bonds, Refunding Series 2009O, 5.375%, 10/01/29	10/19 at 100.00	A	5,474,519
1,480	Broward County, Florida, Fuel System Revenue Bonds, Fort Lauderdale Fuel Facilities LLC Project, Series 2013A, 5.000%, 4/01/33 – AGM Insured (Alternative Minimum Tax)	4/23 at 100.00	AA	1,605,238
4,390	Capital Trust Agency, Florida, Multifamily Housing Revenue Bonds, The Gardens Apartments Project, Series 2015A, 5.000%, 7/04/50	7/25 at 100.00	A	4,463,357
	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-1:
125	5.250%, 11/01/37	11/28 at 100.00	N/R	130,266
160	5.600%, 11/01/46	11/28 at 100.00	N/R	165,531
520	Creekside at Twin Creeks Community Development District, Florida, Special Assessment Bonds, Area 1 Project, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	544,544
	Downtown Doral Community Development District, Florida, Special Assessment Bonds, Series 2015:
555	5.250%, 5/01/35	5/26 at 100.00	N/R	560,672
615	5.300%, 5/01/36	5/26 at 100.00	N/R	620,387
955	5.500%, 5/01/45	5/26 at 100.00	N/R	963,289
1,305	5.500%, 5/01/46	5/26 at 100.00	N/R	1,312,634
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A:
1,015	6.250%, 6/15/36	6/26 at 100.00	N/R	1,033,808
1,420	4.750%, 7/15/36	7/26 at 100.00	N/R	1,289,814
2,575	6.375%, 6/15/46	6/26 at 100.00	N/R	2,622,457
1,465	5.000%, 7/15/46	7/26 at 100.00	N/R	1,314,574

NUVEEN	67

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Pepin Academies Inc., Series 2016A:
$1,000	5.000%, 7/01/36	7/26 at 100.00	N/R	$921,100
6,785	5.125%, 7/01/46	7/26 at 100.00	N/R	6,123,937
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A:
900	6.000%, 6/15/35	6/25 at 100.00	N/R	916,713
560	6.125%, 6/15/46	6/25 at 100.00	N/R	568,030
1,100	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1	1,260,952
385	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, South Parcel Assessment Area Project, Series 2016, 4.750%, 5/01/36	5/26 at 100.00	N/R	382,143
4,695	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	A–	5,122,996
1,750	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40 (Alternative Minimum Tax)	10/24 at 100.00	A+	1,908,340
2,490	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A2	2,742,810
7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	A+	7,812,412
1,000	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 46B, Series 2007A, 5.350%, 8/01/41 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	1,011,500
2,140	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.350%, 8/01/35	8/26 at 100.00	N/R	2,222,476
2,185	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	2,343,281
2,335	Orlando, Florida, Capital Improvement Special Revenue Bonds, Series 2014B, 5.000%, 10/01/46	10/24 at 100.00	AA	2,597,711
85	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	99,859
	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1, Series 2007B:
1,795	5.000%, 7/01/33 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	A3 (4)	1,808,139
1,500	5.000%, 7/01/40 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	A3 (4)	1,510,980
560	Reunion West Community Development District, Florida, Special Assessment Bonds, Area 3 Project, Series 2016, 5.000%, 11/01/46	11/26 at 100.00	N/R	537,488
5,000	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	Ba1	5,055,700
	Six Mile Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Assessment Area 2, Series 2016:
180	4.750%, 11/01/28	11/27 at 100.00	N/R	183,146
300	5.375%, 11/01/36	11/27 at 100.00	N/R	304,209
590	South Broward Hospital District, Florida, Hospital Revenue Bonds, Memorial Health System, Refunding Series 2008, 5.000%, 5/01/28 (Pre-refunded 5/01/18)	5/18 at 100.00	Aa3 (4)	614,225
25,640	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (7)	8/17 at 100.00	AA–	25,811,019
375	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A1, 3.625%, 5/01/35	5/26 at 100.00	BBB	337,594
	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Refunding Series 2016A2:
150	4.350%, 5/01/26	5/17 at 100.00	N/R	147,401
100	4.875%, 5/01/35	5/26 at 100.00	N/R	97,484
1,350	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.125%, 7/01/34	1/24 at 100.00	A–	1,466,951

68	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$11,000	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	$11,586,300
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,672,306
70	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39	5/17 at 100.00	N/R	65,099
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (6)	5/19 at 100.00	N/R	119,454
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	37,572
110	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40	5/18 at 100.00	N/R	10,054
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	195,020
295	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	181,552
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	93,427
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	2
300	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-1, 5.375%, 11/01/37	11/27 at 100.00	N/R	305,376
405	Union Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2016A-2, 5.625%, 11/01/35	No Opt. Call	N/R	413,671
120,545	Total Florida			123,619,082
	Georgia – 2.4% (1.6% of Total Investments)
2,725	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40	7/25 at 100.00	A+	3,121,815
15,000	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010C, 5.250%, 1/01/30	1/21 at 100.00	Aa3	16,843,350
1,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	A+	1,649,850
4,400	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	A+	5,090,316
3,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB–	3,570,353
590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	633,353
1,910	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	2,098,078
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
475	5.250%, 2/15/37	2/20 at 100.00	AA–	508,730
1,180	5.125%, 2/15/40	2/20 at 100.00	AA–	1,255,237
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
1,525	5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	1,685,583
3,820	5.125%, 2/15/40 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	4,209,220
4,810	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1993B, 5.700%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A1 (4)	5,151,366

NUVEEN	69

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$4,010	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A2	$4,338,740
840	Macon-Bibb County Urban Development Authority, Georgia, Revenue Bonds, Academy for Classical Education, Series 2017, 5.875%, 6/15/47 (WI/DD, Settling 5/10/17)	6/27 at 100.00	N/R	837,001
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (4)	2,675,650
48,535	Total Georgia			53,668,642
	Guam – 0.2% (0.1% of Total Investments)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.500%, 7/01/30	7/20 at 100.00	BBB–	4,275,480
810	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	BBB–	889,315
4,810	Total Guam			5,164,795
	Hawaii – 0.3% (0.2% of Total Investments)
1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A+	1,076,070
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A+	3,374,760
1,175	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33	7/23 at 100.00	BB	1,265,734
5,175	Total Hawaii			5,716,564
	Idaho – 0.0% (0.0% of Total Investments)
175	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016, 5.000%, 9/01/37	9/26 at 100.00	BB+	187,604
595	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	A3	642,630
770	Total Idaho			830,234
	Illinois – 26.4% (17.0% of Total Investments)
50,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	51,735,500
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.500%, 12/01/39	12/21 at 100.00	B3	831,710
	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A:
1,800	7.000%, 12/01/26	12/25 at 100.00	B	1,805,814
51,780	7.000%, 12/01/44	12/25 at 100.00	B	50,119,933
450	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/26 – NPFG Insured	No Opt. Call	B+	301,095
2,950	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/20 – NPFG Insured	7/17 at 100.00	B+	2,985,872
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
1,715	0.000%, 12/01/26 – NPFG Insured	No Opt. Call	B+	1,147,507
10,060	0.000%, 12/01/28 – FGIC Insured	No Opt. Call	B+	5,992,138
1,765	0.000%, 12/01/30 – NPFG Insured	No Opt. Call	B+	932,997
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
2,585	0.000%, 12/01/27 – NPFG Insured	No Opt. Call	B+	1,634,625
7,240	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	B+	3,617,321

70	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,300	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	A1	$4,592,056
3,220	Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing Revenue Bonds, Stone Terrace Apartments, Series 2001A, 5.750%, 12/20/42 (Alternative Minimum Tax)	6/17 at 100.00	AA	3,224,540
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
25,755	0.000%, 1/01/29 – NPFG Insured	No Opt. Call	BBB–	15,476,952
8,765	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	BBB–	3,954,856
17,310	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	BBB–	6,652,406
670	Chicago, Illinois, General Obligation Bonds, Neighborhoods Alive 21 Program, Series 2002B, 5.500%, 1/01/31	1/25 at 100.00	Ba1	674,107
3,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%, 1/01/31 – AGM Insured	7/17 at 100.00	BBB–	3,006,930
2,695	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.000%, 1/01/35	1/24 at 100.00	Ba1	2,587,820
13,205	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	13,835,407
2,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%, 1/01/40	1/25 at 100.00	Ba1	1,999,840
	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C:
1,450	5.000%, 1/01/34	1/19 at 100.00	Ba1	1,395,915
590	5.000%, 1/01/40	1/19 at 100.00	Ba1	557,096
	Chicago, Illinois, General Obligation Bonds, Project Series 2011A:
4,930	5.250%, 1/01/35	1/21 at 100.00	Ba1	4,846,042
2,335	5.000%, 1/01/40	1/21 at 100.00	Ba1	2,204,777
	Chicago, Illinois, General Obligation Bonds, Project Series 2012A:
1,155	5.000%, 1/01/33	1/22 at 100.00	Ba1	1,115,949
550	5.000%, 1/01/34	1/22 at 100.00	Ba1	529,485
4,390	Chicago, Illinois, General Obligation Bonds, Refunding Project Series 2005B, 4.750%, 1/01/32 – AGM Insured	7/17 at 100.00	BBB–	4,400,536
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2007E:
10,115	5.500%, 1/01/35	1/25 at 100.00	Ba1	10,133,005
5,890	5.500%, 1/01/42	1/25 at 100.00	Ba1	5,889,529
295	Chicago, Illinois, General Obligation Bonds, Refunding Series 2008A, 5.250%, 1/01/37 – FGIC Insured	1/18 at 100.00	Ba1	288,256
765	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/35	1/26 at 100.00	BBB–	734,576
1,610	Chicago, Illinois, General Obligation Bonds, Series 1999, 0.000%, 1/01/30 – AGM Insured	No Opt. Call	A2	919,342
3,965	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	7/17 at 100.00	BBB–	3,975,349
	Chicago, Illinois, General Obligation Bonds, Series 2015A:
1,000	5.500%, 1/01/35	1/25 at 100.00	BBB–	1,001,780
9,800	5.500%, 1/01/39	1/25 at 100.00	BBB–	9,805,194
5,630	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.250%, 1/01/38	1/22 at 100.00	Ba1	5,820,238
1,250	Cook County Forest Preserve District, Illinois, General Obligation Bonds, Personal Property Replacement Tax Alternate Source, Series 2012C, 5.000%, 12/15/37 – AGM Insured	6/22 at 100.00	A2	1,332,475
25,375	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	A2	26,930,741
	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007:
340	5.000%, 12/01/26	7/17 at 100.00	BBB	340,309
405	5.000%, 12/01/36	7/17 at 100.00	BBB	405,162
800	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 5.500%, 12/01/30	12/25 at 100.00	N/R	797,680
	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A:
1,590	6.875%, 10/01/31	10/21 at 100.00	BB+	1,737,520
2,535	7.125%, 10/01/41	10/21 at 100.00	BB+	2,781,503

NUVEEN	71

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	Aa2	$1,644,825
1,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa2	1,069,480
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,078,940
2,675	Illinois Finance Authority, Revenue Bonds, Columbia College Chicago, Series 2015A, 5.000%, 12/01/37	12/25 at 100.00	BBB+	2,773,199
5,220	Illinois Finance Authority, Revenue Bonds, DePaul University, Series 2011A, 5.750%, 10/01/27 (Pre-refunded 4/01/21)	4/21 at 100.00	A (4)	6,094,037
8,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37 (Pre-refunded 1/01/18)	1/18 at 100.00	A (4)	8,253,680
845	Illinois Finance Authority, Revenue Bonds, Illinois Wesleyan University, Refunding Series 2016, 5.000%, 9/01/46	9/26 at 100.00	Baa1	898,091
5,015	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	5,186,463
920	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,013,049
2,030	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	2,313,327
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
5	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	5,745
495	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (4)	568,755
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	474,831
905	6.000%, 7/01/43	7/23 at 100.00	A–	1,036,098
100	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	110,318
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009:
90	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	99,131
2,810	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (4)	3,099,936
1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,848,350
9,195	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (4)	9,303,317
4,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A, 6.000%, 8/15/23	8/18 at 100.00	BBB+	4,201,600
1,050	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	1,109,031
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
7,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	7,910,560
2,000	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,265,580
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	A2	539,285
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (7)	2/21 at 100.00	AA– (4)	2,891,025
4,125	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA–	4,443,574
8,395	Illinois Finance Authority, Revenue Bonds, University of Chicago, Tender Option Bond Trust 2015-XF0248, 8.526%, 7/01/46 (Pre-refunded 7/01/17) (IF) (7)	7/17 at 100.00	AA– (4)	8,519,078
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2015A, 5.000%, 10/01/46 (UB) (7)	10/25 at 100.00	AA–	3,345,810

72	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$7,850	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	$7,858,478
6,785	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/30	7/17 at 100.00	Baa3	6,803,320
	Illinois State, General Obligation Bonds, February Series 2014:
1,600	5.250%, 2/01/32	2/24 at 100.00	BBB	1,638,240
1,000	5.250%, 2/01/33	2/24 at 100.00	BBB	1,019,850
1,130	5.250%, 2/01/34	2/24 at 100.00	BBB	1,149,832
1,000	5.000%, 2/01/39	2/24 at 100.00	BBB	1,001,060
7,565	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/22	No Opt. Call	BBB	8,009,898
8,565	Illinois State, General Obligation Bonds, June Series 2016, 5.000%, 6/01/26	No Opt. Call	BBB	8,975,863
1,500	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/23	No Opt. Call	BBB	1,592,325
2,400	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/40	11/26 at 100.00	BBB	2,403,600
4,900	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/26	No Opt. Call	BBB	5,135,004
	Illinois State, General Obligation Bonds, Refunding Series 2012:
2,925	5.000%, 8/01/22	No Opt. Call	BBB	3,103,133
2,615	5.000%, 8/01/25	8/22 at 100.00	BBB	2,710,343
27,215	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB	28,250,259
7,250	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	8,013,135
2,755	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	3,060,943
560	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 15.366%, 1/01/38 (IF)	1/23 at 100.00	AA–	795,945
2,500	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/23 – NPFG Insured	No Opt. Call	Aa3	2,066,825
9,795	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Series 2002, 5.250%, 12/01/19 – AGM Insured (UB)	No Opt. Call	A2	10,778,124
7,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (9)	7/17 at 100.00	N/R	3,066,560
	Mc Henry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011B:
1,160	6.250%, 2/01/21 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	A1 (4)	1,319,628
85	6.250%, 2/01/21 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	A1 (4)	96,697
1,315	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	A3	1,220,254
930	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011A, 6.000%, 2/01/24 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	A1 (4)	1,051,691
	McHenry and Lake Counties Community Consolidated School District 26, Cary, Illinois, General Obligation Bonds, Series 2011A:
70	6.000%, 2/01/24 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	A1 (4)	79,160
960	6.000%, 2/01/25 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	A1 (4)	1,085,616
70	6.000%, 2/01/25 (Pre-refunded 2/01/20) – AGM Insured	2/20 at 100.00	A1 (4)	79,160
2,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	BBB–	2,487,675
5,400	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BBB–	5,373,378
	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A:
23,110	0.000%, 12/15/52	No Opt. Call	BBB–	3,139,725
1,230	5.000%, 6/15/53	12/25 at 100.00	BBB–	1,223,924

NUVEEN	73

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$12,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB–	$12,268,680
45,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/43 – AGM Insured	No Opt. Call	BBB–	12,847,950
2,680	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured	No Opt. Call	A3	3,213,883
145	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 6/15/29 – NPFG Insured (ETM)	No Opt. Call	Ba1 (4)	178,916
1,730	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	BBB–	1,757,351
770	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2002B, 5.550%, 6/15/21 (Pre-refunded 6/15/17) – NPFG Insured	6/17 at 101.00	A3 (4)	782,466
1,165	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/21 – FGIC Insured	No Opt. Call	A3	1,037,374
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
9,500	0.000%, 6/15/24 – NPFG Insured (6)	6/22 at 101.00	BBB–	10,682,750
10,000	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB–	5,870,500
8,400	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BBB–	4,688,460
7,940	0.000%, 6/15/33 – NPFG Insured	No Opt. Call	BBB–	3,851,853
21,915	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	BBB–	10,046,713
10,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB–	3,998,100
36,040	0.000%, 6/15/40 – NPFG Insured	No Opt. Call	BBB–	11,855,718
3,720	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	BBB–	1,171,800
2,746	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	7/17 at 100.00	AA	2,748,828
	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012:
480	5.000%, 10/01/25	10/22 at 100.00	Baa1	537,802
400	5.000%, 10/01/26	10/22 at 100.00	Baa1	446,612
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
780	5.250%, 6/01/21	No Opt. Call	A	890,089
2,000	6.250%, 6/01/24	7/17 at 100.00	A	2,007,360
3,475	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3	3,876,119
3,815	Southwestern Illinois Development Authority, Environmental Improvement Revenue Bonds, US Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	Caa1	3,470,620
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A3	1,836,039
11,350	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured	No Opt. Call	A2	8,625,433
717,856	Total Illinois			581,430,061
	Indiana – 5.2% (3.4% of Total Investments)
	Carmel Redevelopment Authority, Indiana, Lease Rent Revenue Bonds, Series 2005:
1,950	0.000%, 2/01/24	No Opt. Call	Aa3	1,658,144
2,705	0.000%, 2/01/25	No Opt. Call	Aa3	2,200,058
4,400	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	A3	3,766,532
680	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Refunding Series 2012B, 5.000%, 2/01/29	2/22 at 100.00	A–	744,090
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B–	1,040,550

74	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$520	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2010, 6.000%, 12/01/26	6/20 at 100.00	Caa1	$527,488
1,230	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	Caa1	1,118,968
11,000	Indiana Finance Authority, Health System Revenue Bonds, Franciscan Alliance, Inc. Obligated Group, Series 2016A, 4.000%, 11/01/51	11/25 at 100.00	Aa3	10,873,830
4,465	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	Aa3	4,803,492
1,815	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	1,956,261
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	N/R (4)	1,663,680
1,875	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 4.000%, 12/01/40	6/25 at 100.00	AA–	1,898,250
9,300	Indiana Finance Authority, Hospital Revenue Bonds, Major Hospital Project, Series 2014A, 5.000%, 10/01/44	10/23 at 100.00	Baa2	10,013,031
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A:
5,380	5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,727,494
5,100	5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,429,409
5,370	5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	5,788,592
6,730	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA–	7,274,322
	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014:
605	5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	B–	638,753
3,165	5.250%, 9/01/40 (Alternative Minimum Tax)	9/24 at 100.00	B–	3,311,603
7,000	5.000%, 9/01/46 (Alternative Minimum Tax)	9/24 at 100.00	B–	7,165,340
6,700	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	A3	7,454,621
13,000	Indiana Finance Authority, Water Utility Revenue Bonds, Citizens Energy Group Project, First Lien Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	A	14,444,560
10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	A	7,790,100
1,000	Merrillville, Indiana, Economic Development Revenue Bonds, Belvedere Housing Project, Series 2016, 5.750%, 4/01/36	4/24 at 102.00	N/R	947,560
1,250	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,431,838
830	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	994,157
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,500	5.750%, 9/01/42 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (4)	2,541,350
2,500	5.800%, 9/01/47 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (4)	2,541,775
113,620	Total Indiana			115,745,848
	Iowa – 1.6% (1.1% of Total Investments)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
1,710	5.000%, 12/01/19	No Opt. Call	B–	1,751,810
7,055	5.500%, 12/01/22	12/18 at 100.00	B–	7,178,392
1,255	5.250%, 12/01/25	12/23 at 100.00	B–	1,272,796
1,470	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/27	6/19 at 105.00	B–	1,513,468

NUVEEN	75

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$1,630	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 6.000%, 10/01/31	10/21 at 100.00	BBB	$1,776,130
1,900	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa University Project, Series 2012, 5.000%, 9/01/43 (Pre-refunded 9/01/23)	9/23 at 100.00	N/R (4)	2,275,801
2,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A	2,132,700
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
6,425	5.375%, 6/01/38	7/17 at 100.00	B2	6,425,000
525	5.500%, 6/01/42	7/17 at 100.00	B2	524,995
5,045	5.625%, 6/01/46	7/17 at 100.00	B2	5,045,101
6,590	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B2	6,590,000
35,605	Total Iowa			36,486,193
	Kansas – 0.7% (0.5% of Total Investments)
	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A:
2,000	5.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (4)	2,287,360
1,000	5.000%, 9/01/27 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (4)	1,143,680
2,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	AA	2,270,860
1,485	Kansas State Power Pool, Electric Utility Revenue Bonds, Dogwood Energy Facility, Series 2012A, 5.000%, 12/01/31	12/20 at 100.00	A3	1,575,110
2,415	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	7/17 at 100.00	BB+	2,415,966
510	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	525,912
	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Vacation Village Project Area 1 and 2A, Series 2015:
3,865	5.750%, 9/01/32	9/25 at 100.00	N/R	3,833,578
1,840	6.000%, 9/01/35	9/25 at 100.00	N/R	1,809,714
15,115	Total Kansas			15,862,180
	Kentucky – 2.0% (1.3% of Total Investments)
	Christian County, Kentucky, Hospital Revenue Bonds, Jennie Stuart Medical Center, Series 2016:
5,000	5.375%, 2/01/36	2/26 at 100.00	BB+	5,173,950
435	5.500%, 2/01/44	2/26 at 100.00	BB+	449,303
1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.375%, 8/15/24	8/18 at 100.00	A3	1,572,720
1,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa3	1,105,740
6,015	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	Baa3	6,688,981
	Kentucky Economic Development Finance Authority, Kentucky, Healthcare Facilities Revenue Bonds, Rosedale Green Project, Refunding Series 2015:
500	5.750%, 11/15/45	11/25 at 100.00	N/R	504,345
2,250	5.750%, 11/15/50	11/25 at 100.00	N/R	2,249,910
	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,000	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	A3	1,041,100
1,000	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	A3	1,040,110
1,100	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	A3	1,144,121

76	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A:
$2,130	5.000%, 7/01/40	7/25 at 100.00	Baa2	$2,257,992
2,940	5.000%, 1/01/45	7/25 at 100.00	Baa2	3,106,169
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
1,335	0.000%, 7/01/43 (6)	7/31 at 100.00	Baa3	1,107,930
2,295	0.000%, 7/01/46 (6)	7/31 at 100.00	Baa3	1,912,676
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
3,080	5.750%, 7/01/49	7/23 at 100.00	Baa3	3,386,737
615	6.000%, 7/01/53	7/23 at 100.00	Baa3	688,068
5,400	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	A	5,980,878
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	5,657,050
215	Warren County, Kentucky, Hospital Revenue Bonds, Bowling Green-Warren County Community Hospital Corporation, Series 2012A, 4.000%, 10/01/29	10/22 at 100.00	A+	225,000
42,810	Total Kentucky			45,292,780
	Louisiana – 1.5% (1.0% of Total Investments)
2,000	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	Ba3	2,116,960
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	Baa3	3,066,390
7,445	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	8,022,360
1,460	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Refunding Series 2015A, 5.000%, 7/01/39	7/25 at 100.00	A2	1,605,737
4,425	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (4)	5,362,658
1,060	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.375%, 12/15/43	12/23 at 100.00	N/R	1,186,119
2,235	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A3	2,444,285
5,100	New Orleans Aviation Board, Louisiana, Revenue Bonds, North Terminal Project, Series 2015B, 5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	5,510,907
2,560	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A–	2,807,654
2,145	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Ba1	2,150,384
31,430	Total Louisiana			34,273,454
	Maine – 0.4% (0.3% of Total Investments)
4,965	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	Baa3	5,045,036
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
2,000	6.750%, 7/01/36	7/21 at 100.00	Ba2	2,172,640
1,050	6.750%, 7/01/41	7/21 at 100.00	Ba2	1,139,387
1,250	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A1	1,360,750
9,265	Total Maine			9,717,813

NUVEEN	77

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.6% (0.4% of Total Investments)
$2,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (8)	7/17 at 100.00	N/R	$1,192,280
7,145	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2016A, 5.500%, 1/01/46	1/27 at 100.00	Baa3	8,003,543
555	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	555,966
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/45	7/24 at 100.00	A3	2,165,040
355	Prince George’s County Revenue Authority, Maryland, Special Obligation Bonds, Suitland-Naylor Road Project, Series 2016, 5.000%, 7/01/46	1/26 at 100.00	N/R	344,996
12,055	Total Maryland			12,261,825
	Massachusetts – 3.2% (2.0% of Total Investments)
8,825	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A3	9,609,896
475	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	503,396
1,525	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	Baa2	1,539,701
2,375	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.250%, 10/01/26	10/17 at 100.00	N/R	2,385,521
31,120	Massachusetts Educational Financing Authority, Education Loan Revenue Bonds, Series 2016J, 3.500%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	A	28,476,978
1,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J-1, 5.000%, 7/01/39	7/19 at 100.00	AA–	1,605,405
620	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/33 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	650,541
2,100	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,265,102
3,700	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	4,069,556
400	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A3	432,616
5,000	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	N/R	5,012,400
4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	Aa2	5,133,374
7,175	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	7,982,690
69,375	Total Massachusetts			69,667,176
	Michigan – 3.0% (1.9% of Total Investments)
	Detroit Academy of Arts and Sciences, Michigan, Public School Academy Revenue Bonds, Refunding Series 2013:
990	6.000%, 10/01/33	10/23 at 100.00	N/R	977,744
1,250	6.000%, 10/01/43	10/23 at 100.00	N/R	1,211,325
15,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	AA–	18,274,050
1,930	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A–	2,084,709
5	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 4.500%, 7/01/35 – NPFG Insured	7/17 at 100.00	A3	5,010

78	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	$3,585,630
5	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/36 – NPFG Insured	7/17 at 100.00	A3	5,014
2,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A–	2,175,260
2,000	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38 (Pre-refunded 8/15/17)	8/17 at 100.00	N/R (4)	2,024,600
2,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson Healthcare, Series 2014A, 5.000%, 7/01/47	7/24 at 100.00	A1	2,168,980
1,500	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 (Pre-refunded 6/01/20) – AGM Insured	6/20 at 100.00	AA (4)	1,671,255
3,080	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2010, 5.500%, 5/15/36	5/20 at 100.00	A2	3,369,366
3,800	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2010, 5.500%, 5/15/36 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	4,278,648
3,580	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	4,075,579
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	A3	1,094,400
4,980	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	5,583,427
20	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	23,186
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	10/19 at 100.00	AA–	2,719,075
2,250	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	A+	2,523,533
3,220	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A3 (4)	3,590,558
1,525	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	1,592,024
2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37	12/22 at 100.00	A–	2,135,380
57,635	Total Michigan			65,168,753
	Minnesota – 1.2% (0.8% of Total Investments)
700	City of Ham Lake, Minnesota, Charter School Lease Revenue Bonds, DaVinci Academy Project, Series 2016A, 5.000%, 7/01/47	7/24 at 102.00	N/R	667,485
1,980	Dakota County Community Development Agency, Minnesota, GNMA Collateralized Multifamily Housing Revenue Bonds, Rose Apartments Project, Series 2001, 6.350%, 10/20/37 (Alternative Minimum Tax)	10/17 at 100.00	Aa1	1,983,465
1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/18 at 102.00	BB+	1,031,560
1,500	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 5.750%, 8/01/44	8/22 at 102.00	BB+	1,609,395
795	Minneapolis, Minnesota, Charter School Lease Revenue Bonds, Hiawatha Academies Project, Series 2016A, 5.000%, 7/01/36	7/24 at 102.00	N/R	783,377
4,230	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	A2	4,542,174

NUVEEN	79

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$770	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 (Pre-refunded 11/15/18) – AGC Insured	11/18 at 100.00	A2 (4)	$835,227
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A:
750	5.750%, 9/01/46	9/26 at 100.00	BB+	760,283
4,000	6.000%, 9/01/51	9/26 at 100.00	BB+	4,084,640
5,265	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/33	7/25 at 100.00	A	5,941,710
4,250	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/36	7/17 at 100.00	N/R	4,251,445
25,240	Total Minnesota			26,490,761
	Mississippi – 0.3% (0.2% of Total Investments)
620	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/17 at 100.00	Baa3	622,592
5,215	Mississippi State, General Obligation Bonds, Refunding Series 2002A, 5.500%, 12/01/18	No Opt. Call	AA	5,587,873
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,058,240
6,835	Total Mississippi			7,268,705
	Missouri – 2.2% (1.4% of Total Investments)
1,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	Aa3	1,545,824
3,495	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	BB+	3,456,695
1,240	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeasthealth, Series 2016A, 6.000%, 3/01/33	3/23 at 103.00	N/R	1,293,432
1,000	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007, 5.000%, 12/01/32	12/17 at 100.00	N/R	1,002,210
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,077,560
135	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%, 4/01/46	4/26 at 100.00	N/R	120,524
12,005	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	A1	7,980,564
1,000	Liberty Public School District 53, Clay County, Missouri, Lease Participation Certificates, School Boards Association, Series 2014, 5.000%, 4/01/31	4/22 at 100.00	AA–	1,109,280
	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Series 2015A:
1,560	5.125%, 6/01/25	No Opt. Call	N/R	1,547,473
3,810	5.750%, 6/01/35	6/25 at 100.00	N/R	3,728,504
3,695	6.000%, 6/01/46	6/25 at 100.00	N/R	3,622,541
	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2013A:
1,590	5.000%, 6/01/30	6/23 at 100.00	A1	1,754,788
2,700	5.000%, 6/01/33	6/23 at 100.00	A1	2,949,777
665	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB	722,310
505	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	561,116
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
50	5.000%, 11/15/44	11/23 at 100.00	A2	54,293
6,930	5.000%, 11/15/48	11/23 at 100.00	A2	7,510,457

80	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2014F, 5.000%, 11/15/45	11/24 at 100.00	AA–	$2,212,800
2,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	2,803,750
	Saint Louis County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Ranken-Jordan Project, Refunding & Improvement Series 2016:
1,275	5.000%, 11/15/41	11/25 at 100.00	N/R	1,255,467
1,105	5.000%, 11/15/46	11/25 at 100.00	N/R	1,063,728
430	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	480,865
	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Saint Andrew’s Resources for Seniors, Series 2015A:
450	5.000%, 12/01/35	12/25 at 100.00	N/R	449,438
130	5.125%, 12/01/45	12/25 at 100.00	N/R	129,606
980	Stoddard County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Southeasthealth, Series 2016B, 6.000%, 3/01/37	3/23 at 103.00	N/R	1,013,859
51,650	Total Missouri			49,446,861
	Nebraska – 0.4% (0.3% of Total Investments)
580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A–	625,820
	Douglas County Hospital Authority 2, Nebraska, Hospital Revenue Bonds, Madonna Rehabilitation Hospital Project, Series 2014:
1,930	5.000%, 5/15/27	5/24 at 100.00	BBB+	2,167,564
3,000	5.000%, 5/15/36	5/24 at 100.00	BBB+	3,207,300
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
650	5.000%, 11/01/45	11/25 at 100.00	A–	709,709
2,110	5.000%, 11/01/48	11/25 at 100.00	A–	2,298,993
500	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	11/21 at 100.00	A–	533,390
8,770	Total Nebraska			9,542,776
	Nevada – 4.1% (2.7% of Total Investments)
29,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	32,251,480
6,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	6,495,480
23,000	Henderson, Nevada, Healthcare Facility Revenue Refunding Bonds, Catholic Healthcare West, Series 2007B , 5.250%, 7/01/31 (Pre-refunded 7/01/17) – BHAC Insured (UB) (7)	7/17 at 100.00	A3 (4)	23,171,810
1,700	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	1,944,630
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA	11,107,400
4,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015, 5.000%, 6/01/39	12/24 at 100.00	AA	4,510,480
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	7/17 at 100.00	B+	5,001,300
7,000	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/31 (Pre-refunded 7/01/17) – BHAC Insured (UB) (7)	7/17 at 100.00	A3 (4)	7,054,530
85,700	Total Nevada			91,537,110
	New Hampshire – 0.1% (0.0% of Total Investments)
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	BBB (4)	1,678,890

NUVEEN	81

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 4.3% (2.8% of Total Investments)
$615	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	Ba1	$668,407
1,100	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	BBB	1,204,500
5,050	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/33 – NPFG Insured	7/17 at 100.00	A3	5,178,573
3,050	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24	3/21 at 100.00	BBB+	3,167,334
17,580	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31	12/26 at 100.00	BBB+	18,812,885
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2016AAA:
1,000	5.000%, 6/15/36	12/26 at 100.00	BBB+	1,007,550
10,000	5.000%, 6/15/41	12/26 at 100.00	BBB+	10,029,700
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
835	5.750%, 6/01/31	6/20 at 100.00	Baa3	904,864
3,000	5.875%, 6/01/42	6/20 at 100.00	Baa3	3,235,710
1,120	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/33	7/23 at 100.00	A–	1,250,715
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	640,452
405	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	BBB	438,263
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A:
3,130	0.000%, 12/15/28	No Opt. Call	BBB+	1,792,144
3,000	0.000%, 12/15/31	No Opt. Call	BBB+	1,424,700
12,715	0.000%, 12/15/33	No Opt. Call	BBB+	5,305,715
610	0.000%, 12/15/34	No Opt. Call	BBB+	237,809
2,480	0.000%, 12/15/40	No Opt. Call	BBB+	679,421
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2008A:
19,175	0.000%, 12/15/35	No Opt. Call	BBB+	7,035,116
5,600	0.000%, 12/15/36	No Opt. Call	BBB+	1,939,504
17,215	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	BBB+	5,003,884
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	BBB+	5,226,500
6,305	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.000%, 6/15/45	6/25 at 100.00	BBB+	6,321,330
12,870	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B3	12,667,426
132,455	Total New Jersey			94,172,502
	New Mexico – 0.3% (0.2% of Total Investments)
1,500	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 6.125%, 7/01/40	7/20 at 100.00	BBB–	1,568,100
4,180	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 5.750%, 5/01/30	5/20 at 103.00	N/R	4,283,664
5,680	Total New Mexico			5,851,764

82	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York – 14.1% (9.1% of Total Investments)
$1,755	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter Schools, Series 2007A, 5.000%, 4/01/32	7/17 at 100.00	B	$1,525,516
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
3,400	0.000%, 7/15/44	No Opt. Call	BBB–	1,027,752
12,020	0.000%, 7/15/46	No Opt. Call	BBB–	3,261,627
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
3,220	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,634,897
3,065	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,480,338
450	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	BBB+	496,791
200	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College of New York, Series 2014, 5.000%, 11/01/39	11/24 at 100.00	BB	189,898
3,170	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	A–	3,481,738
15,270	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of Aeronautics & Technology, Series 2016A, 5.500%, 12/01/46	12/26 at 100.00	BB–	15,316,421
4,675	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	Aa1	5,165,080
69,130	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47	7/17 at 17.705	N/R	9,268,950
81,270	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50	7/17 at 12.686	N/R	7,493,094
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
2,100	5.750%, 2/15/47	2/21 at 100.00	A	2,388,897
6,160	5.250%, 2/15/47	2/21 at 100.00	A	6,842,774
4,070	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 (Pre-refunded 6/30/17) – NPFG Insured	6/17 at 100.00	A2 (4)	4,078,099
3,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/39	9/24 at 100.00	A–	3,332,040
1,200	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	A–	1,330,692
6,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	6,594,180
1,070	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,168,836
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	A	841,125
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	A	2,770,225
16,290	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/46 – AMBAC Insured	7/17 at 12.686	Baa3	16,325,349
4,375	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	4,935,000
3,750	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2015 Series AA, 4.000%, 6/15/44	6/24 at 100.00	AA+	3,855,375
10,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	Aa1	11,350,800
10	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.625%, 8/01/20 – NPFG Insured	7/17 at 100.00	AA	10,039

NUVEEN	83

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$67,290	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	$71,634,915
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011:
1,870	5.000%, 11/15/44	11/21 at 100.00	A	2,062,965
2,000	5.750%, 11/15/51	11/21 at 100.00	A	2,279,560
3,000	New York State Power Authority, General Revenue Bonds, Series 2011A, 5.000%, 11/15/38	11/21 at 100.00	AA	3,368,460
5,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A, 5.000%, 1/01/51	1/26 at 100.00	A–	5,509,550
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
3,500	5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	3,683,050
15,265	5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	16,071,908
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
10,680	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	11,515,924
21,810	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	23,446,186
24,150	5.250%, 1/01/50 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	26,249,118
10,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundredth Series 2017, 5.250%, 10/15/57 (WI/DD, Settling 5/09/17)	4/27 at 100.00	AA–	11,528,600
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
6,065	6.500%, 12/01/28	7/17 at 100.00	BBB	6,166,892
3,430	6.000%, 12/01/36	12/20 at 100.00	BBB	3,866,022
795	6.000%, 12/01/42	12/20 at 100.00	BBB	893,930
2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	2,818,875
436,255	Total New York			311,261,488
	North Carolina – 0.5% (0.3% of Total Investments)
1,710	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Tender Option Bond Trust 2016-XG0005, 13.476%, 1/15/47 (Pre-refunded 1/15/18) (IF) (7)	1/18 at 100.00	AA– (4)	1,861,694
3,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (4)	3,787,630
3,300	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A, 5.000%, 10/01/31	10/22 at 100.00	A2	3,671,778
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	BBB– (4)	2,049,169
10,410	Total North Carolina			11,370,271
	North Dakota – 0.6% (0.4% of Total Investments)
1,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A, 5.000%, 7/01/35 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	1,144,600
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A+	1,766,640
2,190	6.250%, 11/01/31	11/21 at 100.00	A+	2,580,017
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
3,000	5.000%, 12/01/29	12/21 at 100.00	Baa1	3,265,680
1,875	5.000%, 12/01/32	12/21 at 100.00	Baa1	2,016,338
2,350	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.125%, 7/01/25	7/17 at 100.00	BBB–	2,356,486
11,915	Total North Dakota			13,129,761

84	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 8.6% (5.6% of Total Investments)
$800	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A, 5.000%, 5/01/42	5/22 at 100.00	A2	$861,928
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (4)	9,733,893
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A	612,499
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
685	5.375%, 6/01/24	6/17 at 100.00	Caa1	659,532
500	5.125%, 6/01/24	6/17 at 100.00	Caa1	481,420
16,555	5.875%, 6/01/30	6/17 at 100.00	Caa1	15,839,162
22,985	5.750%, 6/01/34	6/17 at 100.00	Caa1	22,045,143
5,240	6.000%, 6/01/42	6/17 at 100.00	B–	5,151,601
44,590	6.500%, 6/01/47	6/17 at 100.00	B–	44,713,037
24,975	5.875%, 6/01/47	6/17 at 100.00	B–	24,173,053
17,550	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	17,580,537
2,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	2,209,980
3,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	3,451,170
3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB–	3,274,566
5,800	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	Aa2	6,289,578
4,615	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	A1	5,322,295
1,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	C	440,000
7,850	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	Ba1	8,143,198
10	Ohio Air Quality Development Authority, Revenue Refunding Bonds, AK Steel Holding Corporation, Series 2012A, 6.750%, 6/01/24 (Alternative Minimum Tax)	2/22 at 100.00	B–	10,418
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.250%, 2/15/33	2/23 at 100.00	A+	2,281,120
330	Ohio Water Development Authority, Ohio, Environmental Improvement Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.600%, 5/01/29	11/21 at 100.00	Caa1	320,173
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	C	1,320,000
13,350	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2009A, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	12,443,402
2,500	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	2,330,225
192,375	Total Ohio			189,687,930
	Oklahoma – 1.3% (0.8% of Total Investments)
2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	2,288,400
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A1	3,853,150
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	AA– (4)	1,768,298

NUVEEN	85

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007:
$4,390	5.000%, 2/15/37	7/17 at 100.00	A2	$4,393,951
13,295	5.000%, 2/15/42	7/17 at 100.00	A2	13,306,035
2,055	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.375%, 6/01/33 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	Baa1	2,327,267
26,915	Total Oklahoma			27,937,101
	Oregon – 0.2% (0.1% of Total Investments)
1,270	Forest Grove, Oregon, Campus Improvement Revenue Bonds, Pacific University Project, Refunding Series 2014A, 5.000%, 5/01/40	5/22 at 100.00	BBB	1,335,354
790	Oregon Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36	10/17 at 100.00	A	801,005
2,210	Oregon Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/36 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (4)	2,249,139
4,270	Total Oregon			4,385,498
	Pennsylvania – 4.5% (2.9% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
120	6.750%, 11/01/24	11/19 at 100.00	Caa1	125,690
95	6.875%, 5/01/30	11/19 at 100.00	Caa1	96,948
380	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	Caa1	345,697
5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	A+	5,400,100
10,650	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	CCC+	9,927,185
32,785	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	C	14,425,400
100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	107,741
900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	976,257
2,080	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015, 5.000%, 1/01/38	1/25 at 100.00	BBB+	2,189,491
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008:
605	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	A2 (4)	643,623
3,160	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	A2 (4)	3,361,734
960	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	A2	1,011,821
	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A:
6,190	5.250%, 1/15/36	1/25 at 100.00	Baa2	6,614,077
3,535	5.250%, 1/15/45	1/25 at 100.00	Baa2	3,746,110
2,206	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23, PIK, (8)	7/17 at 100.00	N/R	879,202
215	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23, PIK, (8)	7/17 at 100.00	N/R	85,786
4,135	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	4,408,199

86	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$11,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B1	$11,977,363
1,085	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/38 (Alternative Minimum Tax)	6/26 at 100.00	BBB	1,183,225
600	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	687,828
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006A, 4.650%, 10/01/31 (Pre-refunded 6/20/17) (Alternative Minimum Tax) (UB) (7)	6/17 at 100.00	Aa2 (4)	1,501,215
1,435	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34	7/17 at 100.00	A2	1,601,589
315	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	362,212
5,140	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/34	12/21 at 100.00	A2	5,635,547
5,660	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A	6,203,473
3,170	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1, 5.000%, 12/01/46	12/25 at 100.00	A3	3,427,182
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,773,162
5,445	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.000%, 8/01/36	8/20 at 100.00	A–	6,181,110
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A– (4)	1,665,668
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
705	5.000%, 11/15/21	No Opt. Call	BB	727,137
1,255	5.000%, 11/15/28	5/24 at 100.00	BB	1,289,299
1,670	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011, 5.250%, 8/01/19	No Opt. Call	A–	1,765,557
115,866	Total Pennsylvania			100,326,628
	Puerto Rico – 0.4% (0.2% of Total Investments)
215	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	C	234,971
30,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	C	3,710,400
3,975	Puerto Rico, General Obligation Bonds, Public Improvement Series 2002A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	D	4,273,642
34,190	Total Puerto Rico			8,219,013
	Rhode Island – 0.1% (0.1% of Total Investments)
25,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	6/17 at 12.63	CCC+	2,513,250
	South Carolina – 2.4% (1.5% of Total Investments)
5,000	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.250%, 1/01/21 – FGIC Insured	No Opt. Call	A3	5,835,700
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
1,220	0.000%, 1/01/23 – FGIC Insured	No Opt. Call	A3	1,065,816
21,570	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	13,731,462
5,560	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A3	3,420,178

NUVEEN	87

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding & Improvement Series 2015A:
$5,000	5.000%, 12/01/50	6/25 at 100.00	A1	$5,307,050
5,000	5.000%, 12/01/55	6/25 at 100.00	A1	5,306,250
6,930	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	A1	7,374,975
9,155	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	A1	9,987,281
59,435	Total South Carolina			52,028,712
	South Dakota – 0.2% (0.1% of Total Investments)
4,455	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	4,813,449
	Tennessee – 0.6% (0.4% of Total Investments)
8,890	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	9,324,454
2,395	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	Baa2	2,514,511
1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured	12/17 at 100.00	N/R	1,052,440
12,285	Total Tennessee			12,891,405
	Texas – 15.8% (10.2% of Total Investments)
495	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Wayside Schools, Series 2016A, 4.375%, 8/15/36	8/21 at 100.00	BB+	462,479
	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A:
165	5.000%, 12/01/36	12/26 at 100.00	BBB–	175,344
130	5.000%, 12/01/46	12/26 at 100.00	BBB–	136,577
760	5.000%, 12/01/51	12/26 at 100.00	BBB–	792,391
975	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phase 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	955,247
870	Aubrey, Denton County, Texas, Special Assessment Revenue Bonds, Jackson Ridge Public Improvement District Phases 2-3 Major Improvements Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	854,488
	Board of Managers, Joint Guadalupe County-Seguin City Hospital, Texas, Hospital Mortgage Revenue Bonds, Refunding & Improvement Series 2015:
3,135	5.250%, 12/01/35	12/25 at 100.00	BB	3,296,327
3,340	5.000%, 12/01/40	12/25 at 100.00	BB	3,417,121
6,000	Brazos River Authority, Texas, Revenue Refunding Bonds, Houston Lighting and Power Company, Series 1998, 5.050%, 11/01/18 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A	6,241,560
2,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,212,920
1,075	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Area 1 Project, Series 2015, 7.250%, 9/01/45	3/23 at 103.00	N/R	1,065,400
1,885	Celina, Texas, Special Assessment Revenue Bonds, Sutton Fields II Public Improvement District Neighborhood Improvement Areas 2-5 Major Improvement Project, Series 2015, 8.250%, 9/01/40	3/23 at 103.00	N/R	1,870,014
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
3,250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	3,789,988
2,700	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (4)	3,172,716
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,000	5.000%, 1/01/40	7/25 at 100.00	Baa2	2,213,080
3,625	5.000%, 1/01/45	7/25 at 100.00	Baa2	3,997,650

88	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Club Municipal Management District 1, Texas, Special Assessment Revenue Bonds, Improvement Area 1 Project, Series 2016:
$550	6.250%, 9/01/35	9/23 at 103.00	N/R	$523,974
520	6.500%, 9/01/46	9/23 at 103.00	N/R	490,682
4,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	A1	4,955,760
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A	4,312,760
2,600	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A	2,873,546
1,000	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,022,010
2,335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB	2,551,571
17,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA	19,584,340
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 15.548%, 4/01/53 (IF)	10/23 at 100.00	AA	1,737,668
10,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	7/17 at 100.00	B3	10,016,700
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015:
3,480	5.000%, 12/01/45	6/25 at 100.00	AA	3,803,918
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	1,918,498
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
295	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	A2	98,884
590	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	A2	188,287
1,000	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	A2	303,330
2,000	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	A2	577,280
2,600	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	A2	711,074
4,180	0.000%, 11/15/53 – AGM Insured	11/31 at 33.96	A2	744,625
1,920	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	A3	711,782
4,565	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	A3	1,735,430
40,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	A2	12,438,360
3,855	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012A, 5.000%, 7/01/32 (Alternative Minimum Tax)	7/22 at 100.00	A	4,179,514
235	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	250,804
10,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	11,215,000
705	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/27	7/17 at 100.00	A–	707,327
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
28,305	0.000%, 9/01/28 – AMBAC Insured	No Opt. Call	A–	18,686,112
5,000	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A–	3,010,750
5,765	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A–	3,306,055
6,000	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2001B, 5.500%, 12/01/29 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	7,907,280

NUVEEN	89

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$7,500	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	A2 (4)	$10,348,650
720	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/35	8/25 at 100.00	BBB+	774,583
535	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39	8/17 at 27.35	AAA	145,574
12,975	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2008, 0.000%, 8/15/39 (Pre-refunded 8/15/17)	8/17 at 27.35	N/R (4)	3,537,634
8,000	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding & Improvement Series 2010, 5.000%, 5/15/40	5/20 at 100.00	A	8,687,040
2,750	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/40	5/25 at 100.00	A	3,069,770
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,901,305
2,505	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A	2,973,686
1,955	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	2,050,130
15,600	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	15,006,420
150	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi II, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	158,316
565	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	595,035
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
6,330	0.000%, 9/01/43 (6)	9/31 at 100.00	AA	6,567,565
9,130	0.000%, 9/01/45 (6)	9/31 at 100.00	AA	10,317,904
205	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A	220,404
895	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	972,686
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I:
2,555	6.200%, 1/01/42 – AGC Insured	1/25 at 100.00	A1	3,136,033
7,000	6.500%, 1/01/43	1/25 at 100.00	A	8,592,710
140	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	A1	143,977
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A:
545	5.750%, 1/01/40 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	A1 (4)	562,854
415	5.750%, 1/01/40 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	A1 (4)	428,595
10,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	A1	7,032,600
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
2,870	5.000%, 1/01/40	1/23 at 100.00	A	3,175,253
4,880	5.000%, 1/01/45	1/25 at 100.00	A	5,406,796
8,400	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A– (4)	8,675,184

90	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
$7,855	5.000%, 1/01/33	1/25 at 100.00	A–	$8,890,053
2,205	5.000%, 1/01/34	1/25 at 100.00	A–	2,484,307
1,000	5.000%, 1/01/35	1/25 at 100.00	A–	1,122,310
2,345	5.000%, 1/01/38	1/25 at 100.00	A–	2,614,933
1,570	Reagan Hospital District of Reagan County, Texas, Limited Tax Revenue Bonds, Series 2014A, 5.000%, 2/01/34	2/24 at 100.00	Ba2	1,621,669
3,500	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	3,852,555
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
425	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	483,718
5,410	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	6,157,446
1,980	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	BBB+	2,394,751
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,500	5.000%, 12/15/27	12/22 at 100.00	BBB	2,750,375
4,835	5.000%, 12/15/28	12/22 at 100.00	BBB	5,293,020
13,235	5.000%, 12/15/29	12/22 at 100.00	BBB	14,417,547
435	5.000%, 12/15/32	12/22 at 100.00	BBB	467,838
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	BBB–	1,825,837
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
2,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	2,277,000
500	7.000%, 6/30/40	6/20 at 100.00	Baa3	567,270
2,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE	9/23 at 100.00	BBB–	2,284,760
	Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 7.000%, 12/31/38 (Alternative Minimum Tax)
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 (Pre-refunded 8/15/17) – ACA Insured	8/17 at 100.00	BBB (4)	1,012,430
5,355	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	5,851,034
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
4,000	5.000%, 8/15/32	8/24 at 100.00	BBB	4,459,560
1,875	5.000%, 8/15/37	8/24 at 100.00	BBB	2,055,919
4,590	5.000%, 8/15/42	8/24 at 100.00	BBB	5,011,224
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
1,020	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	939,808
3,600	0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,826,432
300	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	280,956
6,100	Travis County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Daughters of Charity National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)	7/17 at 100.00	Aaa	6,467,952
388,565	Total Texas			348,108,031
	Utah – 0.3% (0.2% of Total Investments)
3,000	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	3,193,320
810	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	862,942

NUVEEN	91

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah (continued)
$1,555	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BB	$1,623,467
5,365	Total Utah			5,679,729
	Virginia – 1.3% (0.8% of Total Investments)
540	Embrey Mill Community Development Authority, Virginia, Special Assessment Revenue Bonds, Series 2015, 5.600%, 3/01/45	3/25 at 100.00	N/R	543,240
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	11/22 at 100.00	A	2,007,972
3,390	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	3,556,991
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B–	5,761,800
2,855	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B–	2,787,108
1,810	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,891,486
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
1,885	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB	2,040,267
4,480	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	5,040,672
3,810	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,167,835
26,570	Total Virginia			27,797,371
	Washington – 2.3% (1.5% of Total Investments)
1,260	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	8/17 at 100.00	AAA	1,337,188
6,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Series 2015A, 5.000%, 7/01/38 (UB) (7)	7/25 at 100.00	AA–	6,849,960
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42 (Pre-refunded 1/01/19)	1/19 at 100.00	Aa2 (4)	2,677,750
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	BBB+	10,362,800
6,065	Washington Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Refunding Series 2015, 4.000%, 7/01/36	7/25 at 100.00	Baa1	5,992,645
7,190	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A3	7,810,425
2,940	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	3,371,680
2,185	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	2,412,590
4,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A3 (4)	4,409,080
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	2,056,040
1,595	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,612,800
1,410	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%, 12/01/24 – NPFG Insured	No Opt. Call	AA+	1,198,021
47,145	Total Washington			50,090,979

92	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia – 0.5% (0.3% of Total Investments)
$2,950	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company Amos Project, Series 2010, 5.375%, 12/01/38	12/20 at 100.00	Baa1	$3,230,221
1,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	Baa1	2,075,756
5,160	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	5,778,632
10,060	Total West Virginia			11,084,609
	Wisconsin – 1.7% (1.1% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A3 (4)	885,424
1,000	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Envision Science Academy Project, Series 2016A, 5.125%, 5/01/36	5/26 at 100.00	N/R	947,660
	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, North Carolina Charter Educational Foundation Project, Series 2016A:
5,375	5.000%, 6/15/36	6/26 at 100.00	N/R	5,071,205
3,785	5.000%, 6/15/46	6/26 at 100.00	N/R	3,465,432
1,055	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	1,120,463
1,200	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	1,145,784
1,000	Public Finance Authority, Wisconsin, Exempt Facilities Revenue Bonds, Celanese Project, Refunding Series 2016C, 4.300%, 11/01/30 (Alternative Minimum Tax)	5/26 at 100.00	BBB–	1,009,600
3,000	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%, 12/15/19 – NPFG Insured (ETM)	No Opt. Call	A2 (4)	3,336,000
1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	1,475,614
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007, 5.000%, 9/01/33	9/17 at 100.00	BBB+	1,006,510
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	1,346,388
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012:
2,105	5.000%, 6/01/32	6/22 at 100.00	A3	2,276,515
2,500	5.000%, 6/01/39	6/22 at 100.00	A3	2,654,250
4,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Refunding Series 2015, 5.000%, 8/15/39	8/24 at 100.00	A+	4,394,040
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014A:
1,415	5.000%, 7/01/27	7/24 at 100.00	A–	1,599,841
1,310	5.000%, 7/01/29	7/24 at 100.00	A–	1,455,187
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Rogers Memorial Hospital, Inc., Series 2014B, 5.000%, 7/01/44	7/24 at 100.00	A–	3,170,010
1,120	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Dickson Hollow Project. Series 2014, 5.250%, 10/01/39	10/22 at 102.00	N/R	1,128,848
36,330	Total Wisconsin			37,488,771
$3,856,517	Total Municipal Bonds (cost $3,188,661,033)			3,410,101,349

NUVEEN	93

NZF	Nuveen Municipal Credit Income Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$596	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/19	N/R	$369,828
160	Las Vegas Monorail Company, Senior Interest Bonds (10), (11)	5.500%	7/15/55	N/R	80,209
$756	Total Corporate Bonds (cost $63,519)				450,037

Shares	Description (1), (12)	Value
	INVESTMENT COMPANIES – 0.2% (0.1% of Total Investments)
26,880	Dreyfus Strategic Municipal Fund	$234,662
6,266	BlackRock MuniHoldings Fund Inc.	104,329
131,278	Deutsche Municipal Income Trust	1,744,685
43,020	Invesco VK Investment Grade Municipal Trust	564,422
30,000	Invesco VK Municipal Opportunity Trust	390,600
43,420	PIMCO Municipal Income Fund II	557,513
	Total Investment Companies (cost $3,325,133)	3,596,211
	Total Long-Term Investments (cost $3,192,049,685)	3,414,147,597

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.1% (0.1% of Total Investments)
	MUNICIPAL BONDS – 0.1% (0.1% of Total Investments)
	Illinois – 0.1% (0.1% of Total Investments)
$2,350	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	7/17 at 100.00	B3	$2,343,208
	Series 2011C-1, 0.960%, 3/01/32 (Mandatory Put 3/01/16) (13)
$2,350	Total Short-Term Investments (cost $2,350,000)			2,343,208
	Total Investments (cost $3,194,399,685) – 154.8%			3,416,490,805
	Floating Rate Obligations – (2.8)%			(62,680,000)
	Institutional MuniFund Term Preferred Shares, net of deferred offering costs – (6.8)% (14)			(149,870,009)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (15.2)% (15)			(335,963,835)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (32.7)% (16)			(721,719,368)
	Other Assets Less Liabilities – 2.7%			60,283,501
	Net Assets Applicable to Common Shares – 100%			$2,206,541,094

94	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(9)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security’s interest rate of accrual from 5.700% to 4.275%.
(10)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(11)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(12)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(13)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(14)	Institutional MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments are 4.4%.
(15)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.8%.
(16)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 21.1%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
PIK	All or a portion of this security is payment-in-kind.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	95

NMZ
Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 125.5% (99.7% of Total Investments)
	MUNICIPAL BONDS – 122.9% (97.8% of Total Investments)
	Alabama – 0.7% (0.5% of Total Investments)
$1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30 (4)	8/20 at 100.00	N/R	$799,470
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	7/17 at 100.00	B3	1,000,020
2,000	Alabama Private Colleges and University Facilities Authority, Limited Obligation Bonds, University of Mobile Project, Series 2015A, 6.000%, 9/01/45	9/25 at 100.00	N/R	2,014,140
1,000	Jefferson County, Alabama, Sewer Revenue Warrants, Senior Lien Series 2013C, 0.000%, 10/01/38 – AGM Insured	10/23 at 105.00	BB+	800,870
950	Selma Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, Zilkha Biomass Selma LLC Project, Series 2015, 7.500%, 5/01/25 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	665,988
5,950	Total Alabama			5,280,488
	Arizona – 4.0% (3.2% of Total Investments)
1,760	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2016-XF0393, 16.905%, 1/01/32 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	AA– (5)	1,974,421
1,420	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 2015-XF2046, 15.604%, 1/01/35 (Pre-refunded 1/01/18) (IF) (6)	1/18 at 100.00	AA– (5)	1,579,012
1,000	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.200%, 7/15/32 (Pre-refunded 7/15/17)	7/17 at 100.00	N/R (5)	1,011,340
213	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/17 at 100.00	N/R	213,675
3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 2016-XF2337, 14.879%, 6/01/42 (IF) (6)	6/22 at 100.00	A	3,907,800
440	Phoenix Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Deer Valley Veterans Assisted Living Project, Series 2016A, 5.125%, 7/01/36	7/24 at 101.00	N/R	418,066
1,000	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Desert Heights Charter School, Series 2014, 7.250%, 5/01/44	5/24 at 100.00	N/R	1,089,060
100	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2014A, 6.875%, 7/01/34	7/20 at 102.00	BB	96,513
	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Edkey Charter Schools Project, Series 2016:
245	5.250%, 7/01/36	7/26 at 100.00	BB	215,583
400	5.375%, 7/01/46	7/26 at 100.00	BB	343,756
475	5.500%, 7/01/51	7/26 at 100.00	BB	407,222
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	2,315,760
475	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (5)	541,966
2,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, American Charter School Foundation, Series 2007A, 5.625%, 7/01/38	7/17 at 100.00	N/R	2,268,630
2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	2,274,075
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,315	6.000%, 6/01/40 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (5)	1,446,513
500	6.100%, 6/01/45 (Pre-refunded 6/01/19)	6/19 at 100.00	BB+ (5)	551,035

96	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured	7/17 at 100.00	BBB–	$1,151,449
3,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	B–	3,316,456
1,835	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/17 at 100.00	B+	1,979,433
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37	No Opt. Call	Ba1	2,766,125
1,000	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	941,300
29,153	Total Arizona			30,809,190
	California – 16.8% (13.3% of Total Investments)
1,470	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2015-XF2179, 15.238%, 4/01/34 (Pre-refunded 4/01/18) (IF) (6)	4/18 at 100.00	Aa3 (5)	1,696,880
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	1,096,950
2,205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38	7/17 at 100.00	B–	2,186,368
10,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016B, 5.000%, 11/15/46 (UB) (6)	11/26 at 100.00	AA–	11,191,100
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 2016-XF2353:
1,875	17.748%, 11/15/40 (IF) (6)	11/21 at 100.00	Aa3	2,985,825
1,250	16.742%, 11/15/40 (IF) (6)	11/21 at 100.00	Aa3	1,890,250
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
250	15.462%, 8/15/51 (IF) (6)	8/22 at 100.00	AA–	344,670
1,000	15.458%, 8/15/51 (IF) (6)	8/22 at 100.00	AA–	1,378,570
1,020	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc. Projects, Series 2014B, 5.875%, 8/15/49	8/24 at 100.00	N/R	1,116,400
990	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,084,862
500	California Municipal Finance Authority, Revenue Bonds, California Baptist University, Series 2016A, 5.000%, 11/01/36	11/26 at 100.00	N/R	518,440
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	A3 (5)	1,182,570
1,950	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47 (4)	6/20 at 102.00	N/R	1,364,981
1,300	California State, General Obligation Bonds, Tender Option Bond Trust 2016-XG0039, 17.130%, 3/01/40 – AGM Insured (IF) (6)	3/20 at 100.00	Aa3	1,881,100
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A:
800	5.250%, 12/01/44	12/24 at 100.00	BB	856,776
1,000	5.500%, 12/01/54	12/24 at 100.00	BB	1,081,690
6,940	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.250%, 12/01/56	6/26 at 100.00	BB	7,462,929
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	566,363
5,000	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2017A-2, 4.000%, 11/01/44 (WI/DD, Settling 5/04/17) (UB)	11/27 at 100.00	A+	5,047,000
500	California Statewide Communities Development Authority, Revenue Bonds, Lancer Educational Student Housing Project, Refunding Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	N/R	507,010

NUVEEN	97

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	California Statewide Communities Development Authority, Special Tax Bonds, Community Facilities District 2012-01, Fancher Creek, Series 2013A, 5.700%, 9/01/43	9/22 at 100.00	N/R	$1,079,480
1,630	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,722,225
500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A, 7.500%, 11/01/41	11/21 at 100.00	N/R	575,190
1,500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.500%, 7/01/39 (7)	7/17 at 100.00	CCC	1,349,265
1,250	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (5)	1,321,438
515	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF2186, 15.280%, 11/15/38 (IF) (6)	5/18 at 100.00	AA–	579,875
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2016-XF2351:
745	15.663%, 11/15/38 (IF) (6)	5/18 at 100.00	AA–	839,518
1,000	16.742%, 11/15/48 (IF) (6)	5/18 at 100.00	AA–	1,140,200
1,865	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47	12/17 at 100.00	N/R	1,883,911
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37	12/17 at 100.00	A+	2,024,480
500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bond Trust 2016-XG0095, 15.860%, 9/01/32 – AMBAC Insured (IF) (6)	7/17 at 100.00	A2	530,620
1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/26	9/17 at 100.00	N/R	1,006,260
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B3	3,548,720
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,765	5.000%, 6/01/33	6/17 at 100.00	B3	6,802,208
11,330	5.750%, 6/01/47	6/17 at 100.00	B3	11,356,396
3,690	5.125%, 6/01/47	6/17 at 100.00	B–	3,689,742
705	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47 (Pre-refunded 6/01/17)	6/17 at 100.00	N/R (5)	708,165
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2015A:
2,000	5.000%, 6/01/40 (UB) (6)	6/25 at 100.00	A+	2,223,160
2,000	5.000%, 6/01/45 (UB) (6)	6/25 at 100.00	A+	2,214,220
860	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Tender Option Bond Trust 2015-XF1038, 14.698%, 6/01/45 (IF) (6)	6/25 at 100.00	A+	1,228,433
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 2017-XF2453, 20.311%, 7/15/40 (Pre-refunded 7/15/21) (IF) (6)	7/21 at 100.00	Aaa	2,692,500
	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
1,000	5.000%, 8/01/25 – AMBAC Insured	7/17 at 100.00	N/R	1,002,660
1,000	5.000%, 8/01/35 – AMBAC Insured	7/17 at 100.00	N/R	1,001,980
145	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	BBB	163,815
190	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	214,791
550	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/17 at 100.00	N/R	550,484

98	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$390	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.250%, 9/01/32	9/23 at 100.00	N/R	$424,102
850	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust 2016-XL0022, 15.770%, 9/01/42 (IF) (6)	9/21 at 100.00	Aa3	1,279,429
1,825	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2016-XL0005, 15.641%, 5/15/40 (IF) (6)	5/20 at 100.00	Aa3	2,586,317
1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,195,840
	March Joint Powers Redevelopment Agency, California, Tax Allocation Revenue Bonds, March Air Force Base Redevelopment Project, Series 2011A:
1,000	7.000%, 8/01/26 (Pre-refunded 8/01/21)	8/21 at 100.00	A– (5)	1,234,720
1,500	7.500%, 8/01/41 (Pre-refunded 8/01/21)	8/21 at 100.00	A– (5)	1,883,040
470	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	N/R	471,687
500	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A	599,450
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	387,796
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
470	5.250%, 11/01/21	11/20 at 100.00	Ba1	495,949
1,000	6.000%, 11/01/41	11/20 at 100.00	Ba1	1,087,480
250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 2016-XG0017, 15.459%, 8/01/37 (Pre-refunded 8/01/17) – NPFG Insured (IF) (6)	8/17 at 100.00	A (5)	261,190
1,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28 (Pre-refunded 9/01/18)	9/18 at 100.00	N/R (5)	1,075,800
733	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	7/17 at 100.00	N/R	142,422
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.750%, 10/01/30	10/21 at 100.00	A	1,434,168
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 2016-XG0100:
750	15.684%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A+	1,420,350
2,015	15.684%, 12/01/33 – AMBAC Insured (IF) (6)	No Opt. Call	A+	3,858,967
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	Ba2	1,193,635
1,000	8.000%, 12/01/31	12/21 at 100.00	Ba2	1,206,270
4,095	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay South Redevelopment Project, Subordinate Series 2016D, 0.000%, 8/01/31	8/21 at 61.78	N/R	1,850,940
1,000	Santa Margarita Water District, California, Special Tax Bonds, Community Facilities District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43	9/23 at 100.00	N/R	1,097,410
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	A (5)	1,210,360
1,065	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 16-01, Series 2017, 6.250%, 9/01/47	9/27 at 100.00	N/R	1,079,292
1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	7/17 at 100.00	A3	1,014,130
1,890	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	7/17 at 100.00	B–	1,859,873
650	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	787,781

NUVEEN	99

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2016-XL0001, 15.540%, 5/15/39 (IF) (6)	5/23 at 100.00	AA	$1,941,400
118,503	Total California			129,970,268
	Colorado – 9.1% (7.2% of Total Investments)
2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	2,007,280
500	Cherry Creek Corporate Center Metropolitan District, Arapahoe County, Colorado, Revenue Bonds, Refunding Subordinate Lien Series 2016B, 8.000%, 6/15/37	12/21 at 103.00	N/R	469,845
1,953	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	1,923,197
750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28	7/18 at 100.00	BB	766,440
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006, 5.625%, 2/15/36	2/18 at 100.00	N/R	1,003,190
2,290	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	2,473,589
200	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.375%, 7/01/44	7/24 at 100.00	BB+	206,468
1,790	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38 (Pre-refunded 6/01/18)	6/18 at 102.00	N/R (5)	1,924,411
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2016A, 5.000%, 11/15/41 (UB)	5/26 at 100.00	AA	5,622,600
2,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	2,839,600
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2016, 6.125%, 2/01/46	2/26 at 100.00	N/R	1,005,260
1,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 6.750%, 6/01/32 (4)	6/22 at 100.00	N/R	1,059,480
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF0054, 16.422%, 1/01/30 (IF)	1/20 at 100.00	AA–	1,010,010
1,285	Colorado Health Facilities Authority, Revenue Bonds, Craig Hospital Project, Series 2012, 5.000%, 12/01/32 (UB) (6)	12/22 at 100.00	A	1,413,577
290	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	7/17 at 100.00	Baa2	290,560
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
518	5.000%, 6/01/17 (Alternative Minimum Tax) (4), (8)	No Opt. Call	N/R	510,016
5,045	6.750%, 4/01/27 (Alternative Minimum Tax) (4)	7/17 at 100.00	N/R	4,388,646
2,223	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	1,935,628
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	2,114,900
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27	12/17 at 100.00	N/R	942,490
1,500	5.450%, 12/01/34	12/17 at 100.00	N/R	1,375,335
1,000	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A, 5.250%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	BB–	1,010,260
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	BBB+	1,394,840

100	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$708	Erie Highlands Metropolitan District No. 1 (In the Town of Erie), Weld County, Colorado, General Obligation Limited Tax Bonds, Series 2015B, 7.750%, 12/15/45	12/20 at 103.00	N/R	$692,629
961	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,017,699
1,000	Fitzsimons Village Metropolitan District 3, Arapahoe County, Colorado, Tax Increment/Public Improvement Fee Supported Revenue Bonds, Series 2014A, 6.000%, 3/01/44	3/20 at 100.00	N/R	1,000,630
	Foothills Metropolitan District, Fort Collins, Colorado, Special Revenue Bonds, Series 2014:
1,000	5.750%, 12/01/30	12/24 at 100.00	N/R	1,034,100
1,080	6.000%, 12/01/38	12/24 at 100.00	N/R	1,105,499
1,989	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39 (9)	12/19 at 100.00	N/R	2,031,684
2,000	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Refunding & Improvement Series 2015, 6.125%, 12/01/44	12/24 at 100.00	N/R	2,023,940
952	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R	894,271
1,000	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax Series 2015, 6.250%, 12/01/44	12/20 at 103.00	N/R	985,830
305	Iliff Commons Metropolitan District 2, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Subordinated Limited Tax Convertible to Unlimited Tax Series 2016B, 8.000%, 12/15/46	12/21 at 103.00	N/R	307,806
2,000	Jefferson Center Metropolitan District 1, Arvada, Jefferson County, Colorado, Revenue Bonds, Refunding Series 2015, 5.500%, 12/01/45	12/20 at 103.00	N/R	1,948,460
	Johnstown Plaza Metropolitan District, Colorado, Special Revenue Bonds, Series 2016A:
675	5.250%, 12/01/36	12/21 at 103.00	N/R	607,750
1,265	5.375%, 12/01/46	12/21 at 103.00	N/R	1,127,355
3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,185,067
1,250	Lewis Pointe Metropolitan District, Thornton, Colorado, Limited Tax Convertible to Unlimited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/44	12/20 at 100.00	N/R	1,237,938
500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016A, 5.000%, 12/01/45	12/21 at 103.00	N/R	491,755
500	Leyden Rock Metropolitan District No. 10, In the City of Arvada, Colorado, Limited Tax General Obligation Bonds, Refunding and Improvement Series 20016B, 7.250%, 12/15/45	12/21 at 103.00	N/R	456,840
5	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	A3 (5)	5,128
500	Midcities Metropolitan District No. 2, In the City and County of Broomfield, Colorado, Subordinate Special Revenue Refunding Bonds, Series 2016B, 7.750%, 12/15/46	12/21 at 103.00	N/R	462,665
2,000	Murphy Creek Metropolitan District 3, Aurora, Colorado, General Obligation Bonds, Refunding & Improvement Series 2006, 6.125%, 12/01/35 (10)	7/17 at 100.00	N/R	1,344,060
1,000	Pinon Pines Metropolitan District No. 1, El Paso County, Colorado, General Obligation Limited Tax Bonds, Series 2016, 5.375%, 12/01/46	12/21 at 103.00	N/R	908,640
1,080	Promenade at Castle Rock Metropolitan District 1, Colorado, General Obligation Bonds, Limited Tax Series 2015A, 5.750%, 12/01/39	12/20 at 103.00	N/R	1,139,227
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	1,123,900
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,104,950
1,440	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	1,478,779
1,000	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015A, 6.000%, 12/01/38	12/19 at 103.00	N/R	981,900
875	STC Metropolitan District 2, Superior, Boulder County, Colorado, Limited Tax General Obligation Bonds, Series 2015B, 7.750%, 12/15/38	12/19 at 103.00	N/R	863,030

NUVEEN	101

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (11)	12/17 at 100.00	N/R	$450,030
1,815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	1,894,878
965	VDW Metropolitan District 2, Larimer County, Colorado, General Obligation Bonds, Refunding Limited Tax Series 2016B, 7.250%, 12/15/45	No Opt. Call	A2	924,132
73,954	Total Colorado			70,518,194
	Connecticut – 1.2% (1.0% of Total Investments)
4,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity Health Credit Group, Series 2016CT, 5.000%, 12/01/45 (UB)	6/26 at 100.00	AA–	4,470,280
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,792,000
5,529	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 0.240%, 7/01/31, PIK, (4)	No Opt. Call	N/R	214,549
1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003, 5.250%, 1/01/33	7/17 at 100.00	B	904,590
1,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41 (Pre-refunded 4/01/21)	4/21 at 100.00	N/R (5)	1,210,790
14,029	Total Connecticut			9,592,209
	Delaware – 0.3% (0.3% of Total Investments)
2,500	Delaware Economic Development Authority, Revenue Bonds, Odyssey Charter School Inc. Project, Series 2015A, 7.000%, 9/01/45	3/25 at 100.00	N/R	2,530,675
	District of Columbia – 0.6% (0.5% of Total Investments)
195	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB	220,005
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011, 7.500%, 11/15/31	11/20 at 100.00	BB	1,102,480
2,500	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 2016-XG0094, 20.103%, 10/01/37 (IF) (6)	4/21 at 100.00	Ba2	2,952,250
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BBB+	291,540
3,945	Total District of Columbia			4,566,275
	Florida – 15.5% (12.3% of Total Investments)
1,500	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46	11/21 at 100.00	N/R	1,725,630
840	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	7/17 at 100.00	N/R	786,937
1,870	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/17 at 100.00	N/R	1,938,554
1,735	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2015, 5.375%, 5/01/45	5/25 at 100.00	N/R	1,647,730
1,000	Babcock Ranch Community Independent Special District, Florida, Special Assessment Bonds, Series 2015, 5.250%, 11/01/46	11/25 at 100.00	N/R	1,003,360
990	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/17 at 100.00	N/R	1,009,731
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.125%, 11/01/33	11/24 at 100.00	N/R	1,028,505
1,895	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/17 at 100.00	N/R	1,902,466

102	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,700	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	$2,880,225
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	7/17 at 100.00	B3	701,162
1,435	Capital Projects Finance Authority, Student Housing Revenue Bonds, Capital Projects Loan Program – Florida Universities, Series 2001F, 5.000%, 10/01/31 – NPFG Insured	7/17 at 100.00	A3	1,435,043
1,000	Celebration Pointe Community Development District 1, Alachua County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.125%, 5/01/45	5/24 at 100.00	N/R	987,540
2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.750%, 5/15/35	5/24 at 100.00	N/R	2,255,040
970	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	969,961
995	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	7/17 at 100.00	N/R	969,210
800	Fishhawk Community Development District IV, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33	5/23 at 100.00	N/R	846,416
1,850	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 6.500%, 7/01/44	7/24 at 100.00	N/R	1,906,351
565	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Florida Charter Foundation Inc. Projects, Series 2016A, 5.000%, 7/15/46	7/26 at 100.00	N/R	506,986
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/40	9/20 at 100.00	BB+	1,026,620
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41	6/21 at 100.00	BB	2,244,540
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	4,606,080
2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	2,571,325
1,000	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Improvement Bonds, Assessment Area Two Project, Refunding Series 2014A-2, 6.500%, 5/01/39	5/24 at 100.00	N/R	1,052,340
1,950	Harmony Community Development District, Florida, Capital Improvement Revenue Bonds, Special Assessment, Refunding Series 2014, 5.250%, 5/01/32	5/24 at 100.00	N/R	1,955,655
2,585	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	2,585,569
3,000	Jacksonville Economic Development Commission, Florida, Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	3,016,950
1,000	Jacksonville Economic Development Commission, Florida, Industrial Development Revenue Bonds, Gerdau Ameristeel US Inc. Project, Series 2007, 5.300%, 5/01/37 (Alternative Minimum Tax)	11/17 at 100.00	Ba3	915,810
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012, 5.750%, 11/01/42	11/22 at 100.00	N/R	1,023,950
665	Lakewood Ranch Stewardship District, Florida, Special Assessment Revenue Bonds, Lakewood Centre North Project, Series 2015, 4.875%, 5/01/45	5/17 at 100.00	N/R	666,616
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.375%, 6/15/37	6/17 at 100.00	BB	1,976,840
12,190	Miami Beach, Florida, Resort Tax Revenue Bonds, Series 2015, 5.000%, 9/01/45 (UB)	9/25 at 100.00	AA–	13,699,366
1,085	Miami World Center Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2017, 5.250%, 11/01/49	11/27 at 100.00	N/R	1,100,581
750	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, Youth Co-Op Charter Schools Project, Series 2015A, 6.000%, 9/15/45	9/25 at 100.00	N/R	770,295

NUVEEN	103

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Tender Option Bond Trust 2016-XG0010, 15.741%, 10/01/38 – AGC Insured (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	A	$1,214,490
12,430	Miami-Dade County, Florida, General Obligation Bonds, Series 2015D, 5.000%, 7/01/45 (UB)	7/26 at 100.00	AA	14,079,958
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 2016-XG0030, 15.255%, 10/01/39 – AGM Insured (IF)	10/20 at 100.00	A+	1,765,900
930	Northern Palm Beach County Improvement District, Florida, Water Control and Improvement Bonds, Development Unit 53, Series 2015, 5.500%, 8/01/46	8/26 at 100.00	N/R	963,015
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A:
620	7.000%, 6/01/29	6/22 at 102.00	N/R	721,271
3,110	7.500%, 6/01/49	6/22 at 102.00	N/R	3,684,573
4,090	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	7/17 at 100.00	N/R	4,061,452
450	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1, Series 2007B, 5.000%, 7/01/33 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	A3 (5)	453,294
1,760	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	1,810,442
2,500	Rolling Oaks Community Development District, Florida, Special Assessment Bonds, Series 2016, 6.000%, 11/01/47	11/27 at 100.00	N/R	2,552,725
990	Shingle Creek Community Development District, Florida, Special Assessment Revenue Bonds, Series 2015, 5.400%, 11/01/45	11/25 at 100.00	N/R	1,006,493
1,140	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/17 at 100.00	N/R	1,172,855
1,010	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,009,990
1,250	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39	5/17 at 100.00	N/R	1,162,475
2,515	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (12)	5/19 at 100.00	N/R	1,502,134
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (12)	5/22 at 100.00	N/R	680,711
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
120	6.375%, 5/01/17 (4)	No Opt. Call	N/R	1
1,360	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	28
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40	5/18 at 100.00	N/R	120,648
615	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39	5/17 at 100.00	N/R	593,844
	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
45	6.375%, 5/01/17	No Opt. Call	N/R	44,996
510	5.250%, 5/01/39	5/17 at 100.00	N/R	479,538
2,255	6.650%, 5/01/40	5/17 at 100.00	N/R	2,255,226
3,740	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40	5/18 at 100.00	N/R	2,301,708
2,300	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (4)	5/18 at 100.00	N/R	1,193,792
2,505	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (4)	5/18 at 100.00	N/R	25

104	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,975	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/17 at 100.00	N/R	$3,950,951
3,500	Twin Creeks North Community Development District, Florida, Special Assessment Bonds, Master Infrastructure Improvements, Series 2016A-2, 6.375%, 11/01/47	11/31 at 100.00	N/R	3,445,890
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,274,420
1,000	Waterset North Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2014, 5.500%, 11/01/45	11/24 at 100.00	N/R	999,990
925	West Villages Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.500%, 5/01/37	5/17 at 100.00	N/R	925,046
1,000	Windsor at Westside Community Development District, Osceola County, Florida, Special Assessment Bonds, Area 1 Project, Series 2015, 5.125%, 11/01/45	11/25 at 100.00	N/R	978,150
124,875	Total Florida			120,119,429
	Georgia – 1.2% (1.0% of Total Investments)
1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Trestletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	BBB+	1,006,390
830	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (5)	911,971
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	BB+	1,473,513
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013A, 7.125%, 10/01/43	10/23 at 100.00	N/R	2,020,774
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	988,820
1,140	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006B, 7.300%, 7/01/42 (Mandatory put 7/01/23) (Pre-refunded 7/01/17)	7/17 at 101.00	N/R (5)	1,164,111
	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2014:
392	5.500%, 7/15/23	7/21 at 100.00	N/R	392,881
767	5.500%, 7/15/30	7/21 at 100.00	N/R	769,044
842	5.500%, 1/15/36	7/21 at 100.00	N/R	844,275
9,101	Total Georgia			9,571,779
	Guam – 0.4% (0.3% of Total Investments)
2,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	N/R (5)	2,805,515
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	376,415
2,775	Total Guam			3,181,930
	Hawaii – 0.3% (0.3% of Total Investments)
831	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	8/17 at 100.00	N/R	832,787
1,655	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39	7/19 at 100.00	BBB–	1,791,471
2,486	Total Hawaii			2,624,258
	Idaho – 0.1% (0.1% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Tender Option Bond Trust 2016-XG0066, 13.887%, 3/01/47 (IF) (6)	3/22 at 100.00	A–	634,300

NUVEEN	105

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 13.5% (10.7% of Total Investments)
$825	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	7/17 at 100.00	N/R	$808,822
10,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2017, 6.000%, 4/01/46 (UB) (6)	4/27 at 100.00	A	10,347,100
1,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F, 5.000%, 12/01/31	12/20 at 100.00	B3	819,070
14,885	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	14,407,778
2,025	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	1,881,286
3,000	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Series 2015A, 5.000%, 12/01/44 (UB)	12/24 at 100.00	AA+	3,291,360
7,500	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40 (UB) (6)	12/21 at 100.00	A1	8,009,400
1,676	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	12/17 at 100.00	N/R	1,613,467
2,571	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26 (4)	7/17 at 100.00	N/R	1,817,520
2,000	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2014A, 5.250%, 1/01/30	1/24 at 100.00	Ba1	1,996,180
7,400	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB–	7,753,276
1,000	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2005D, 5.500%,1/01/37	1/25 at 100.00	Ba1	1,001,150
130	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C, 5.000%, 1/01/38	1/26 at 100.00	BBB–	123,405
1,500	Chicago, Illinois, General Obligation Bonds, Variable Rate Demand Series 2007F, 5.500%, 1/01/42	1/25 at 100.00	Ba1	1,499,880
4,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	CCC+	4,088,480
2,180	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011, 8.250%, 7/01/41 (4)	7/21 at 100.00	N/R	1,827,232
5,000	Illinois Finance Authority Revenue Bonds, Ness Healthcare NFP, Series 2016A, 6.375%, 11/01/46	11/26 at 100.00	N/R	4,743,050
3,370	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	7/17 at 100.00	BBB	3,371,348
1,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	CCC+	1,022,120
1,100	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37 (Pre-refunded 1/01/18)	1/18 at 100.00	A (5)	1,134,881
1,000	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	1,065,200
2,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702, 17.926%, 11/15/37 (Pre-refunded 11/15/17) (IF) (6)	11/17 at 100.00	A (5)	2,769,800
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
25	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	28,725
2,875	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (5)	3,303,375
1,770	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37 (Pre-refunded 8/01/17)	8/17 at 100.00	N/R (5)	1,790,851
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	2,260,160
3,850	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	4,361,242
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 2015-XF0121:
250	19.169%, 8/15/41 – AGM Insured (IF) (6)	8/21 at 100.00	A2	386,910
1,685	19.156%, 8/15/41 – AGM Insured (IF) (6)	8/21 at 100.00	A2	2,607,083

106	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$695	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/30	7/17 at 100.00	Baa3	$696,877
200	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	BBB	200,242
5,820	Illinois State, Sales Tax Revenue Bonds, Build Illinois, Series 2016C, 4.000%, 6/15/32 (UB) (6)	6/26 at 100.00	AA–	6,082,657
1,105	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (13)	7/17 at 100.00	N/R	484,078
2,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured (4)	7/17 at 100.00	N/R	1,699,400
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
285	5.250%, 1/01/25 (14)	7/17 at 100.00	D	83,100
1,175	5.250%, 1/01/36 (14)	7/17 at 100.00	D	342,607
1,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	14
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	911,080
955	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	990,392
1,000	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.125%, 11/01/43	11/23 at 100.00	AA	1,277,590
750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/19 at 100.00	N/R	765,825
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26 (15)	1/19 at 100.00	N/R	536,597
105,228	Total Illinois			104,200,610
	Indiana – 2.5% (2.0% of Total Investments)
5,050	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 1/15/24	7/17 at 100.00	N/R	5,066,918
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 2016-XL0019, 16.177%, 4/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	AA	1,906,320
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2015-XF0115, 15.252%, 10/15/20 (IF) (6)	No Opt. Call	A3	1,858,950
1,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Discovery Charter School Project, Series 2015A, 7.250%, 12/01/45	12/25 at 100.00	BB–	1,010,980
1,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.000%, 12/01/19	No Opt. Call	Caa1	1,054,680
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	8/22 at 100.00	Caa1	1,819,460
500	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Baa2	533,590
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group Revenue Bonds, Tender Option Bond Trust 2015-XF0106:
1,290	15.257%, 12/01/37 (IF) (6)	12/20 at 100.00	AA–	1,797,486
1,250	16.257%, 12/01/38 (IF) (6)	12/19 at 100.00	AA–	1,654,400
1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,145,470
995	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/18 at 100.00	N/R	1,001,239
250	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.700%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (5)	254,093
16,585	Total Indiana			19,103,586

NUVEEN	107

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 0.9% (0.7% of Total Investments)
$1,020	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	Ba2	$1,023,886
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	B–	2,028,360
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,000	5.375%, 6/01/38	7/17 at 100.00	B2	1,000,000
2,900	5.625%, 6/01/46	7/17 at 100.00	B2	2,900,058
6,920	Total Iowa			6,952,304
	Kansas – 0.8% (0.6% of Total Investments)
5,305	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement, Series 2015, 5.000%, 9/01/45 (UB) (6)	9/25 at 100.00	AA–	5,884,253
	Kentucky – 0.2% (0.2% of Total Investments)
500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa3	552,870
1,000	Kentucky Housing Corporation, Multifamily Housing Revenue Bonds, Heritage Green Apartments Project, Series 2015, 5.625%, 5/01/45	5/25 at 100.00	N/R	1,001,590
1,500	Total Kentucky			1,554,460
	Louisiana – 3.3% (2.6% of Total Investments)
2,350	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	2,518,166
8,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	Baa3	8,688,105
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
7,000	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	4,547,130
1,115	6.000%, 12/15/37 (4)	7/17 at 100.00	N/R	557,043
100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/17 (4)	No Opt. Call	N/R	49,959
500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	Baa3	570,390
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 2016-XF2336:
750	18.265%, 10/01/40 (IF) (6)	10/20 at 100.00	A	1,095,990
750	18.254%, 10/01/40 (IF) (6)	10/20 at 100.00	A	1,095,773
1,000	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	1,077,550
1,935	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	2,135,156
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.125%, 12/15/33	12/23 at 100.00	N/R	2,348,451
2,000	Louisiana Public Facilities Authority, Solid Waste Disposal Facility Revenue Bonds, Louisiana Pellets Inc. Project, Series 2015, 7.000%, 7/01/24 (Alternative Minimum Tax) (4)	No Opt. Call	N/R	745,160
28,110	Total Louisiana			25,428,873
	Maine – 0.4% (0.3% of Total Investments)
3,155	Portland Housing Development Corporation, Maine, Section 8 Assisted Senior Living Revenue Bonds, Avesta Housing Development Corporation, Series 2004A, 6.000%, 2/01/34	7/17 at 100.00	Baa2	3,158,975

108	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 1.0% (0.8% of Total Investments)
$1,210	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 (Pre-refunded 6/23/17) – SYNCORA GTY Insured	6/17 at 100.00	BB (5)	$1,212,735
3,000	Maryland Economic Development Corporation, Port Facilities Revenue Bonds, CNX Marine Terminals Inc. Port of Baltimore Facility, Refunding Series 2010, 5.750%, 9/01/25	9/20 at 100.00	B+	3,005,520
4,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	7/17 at 100.00	N/R	2,384,560
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31 (4)	7/17 at 100.00	N/R	1,490,350
10,710	Total Maryland			8,093,165
	Massachusetts – 1.2% (1.0% of Total Investments)
480	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/17 at 100.00	N/R	484,464
2,985	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016E, 4.000%, 4/01/33 (UB)	4/25 at 100.00	AA+	3,155,235
5,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2016A, 5.000%, 3/01/46 (UB) (6)	3/24 at 100.00	AA+	5,610,900
8,465	Total Massachusetts			9,250,599
	Michigan – 1.4% (1.1% of Total Investments)
630	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/17 at 100.00	B–	613,948
10	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21 – ACA Insured	7/17 at 100.00	N/R	9,632
88	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22	7/17 at 100.00	N/R	87,820
116	Detroit, Michigan, General Obligation Bonds, Series 2004A-1, 5.250%, 4/01/19 – AMBAC Insured	7/17 at 100.00	N/R	116,595
945	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	B	787,053
1,250	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 8.000%, 7/15/41	7/21 at 100.00	B–	1,065,250
1,670	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	1,682,275
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	7/17 at 100.00	BBB	1,001,490
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	1,003,010
845	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	844,992
940	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	1,013,499
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,096,830
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	7/17 at 100.00	BB	500,435
1,200	University of Michigan, General Revenue Bonds, Series 2015, 5.000%, 4/01/46 (UB) (6)	4/26 at 100.00	AAA	1,376,556
11,194	Total Michigan			11,199,385

NUVEEN	109

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota – 0.8% (0.7% of Total Investments)
$665	Brooklyn Park, Minnesota, Charter School Lease Revenue Bonds, Athlos Leadership Academy Project, Series 2015A, 5.500%, 7/01/35	7/25 at 100.00	N/R	$666,244
1,000	Columbus, Minnesota, Charter School Lease Revenue Bonds, New Millennium Academy Project, Series 2015A, 6.000%, 7/01/45	7/25 at 100.00	CCC+	888,740
505	Greenwood, Minnesota, Charter School Lease Revenue Bonds, Main Street School of Performing Arts Project, Series 2016A, 5.000%, 7/01/47	7/26 at 100.00	N/R	442,370
2,000	Housing and Redevelopment Authority of the City of Saint Paul, Minnesota, Charter School Lease Revenue Bonds, Community School of Excellence, Series 2016A, 5.750%, 7/01/47	7/26 at 100.00	N/R	1,873,380
3,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	Ba3	2,601,330
7,170	Total Minnesota			6,472,064
	Mississippi – 0.2% (0.2% of Total Investments)
681	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 100.00	N/R	681,514
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,058,240
1,681	Total Mississippi			1,739,754
	Missouri – 1.3% (1.0% of Total Investments)
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,077,560
2,000	Joplin Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Joplin Recovery TIF Redevelopment Project, Series 2013B, 5.875%, 4/01/36	4/23 at 100.00	N/R	2,078,540
655	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%, 4/01/46	4/26 at 100.00	N/R	584,764
2,000	Liberty, Missouri, Special Obligation Tax Increment and Special Districts Bonds, Liberty Commons Project, Subordinate Lien Series 2015B, 8.500%, 6/15/46	6/25 at 100.00	N/R	1,978,880
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/18 at 100.00	N/R	1,092,487
900	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	916,938
1,390	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/17 at 100.00	N/R	1,328,618
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	12/17 at 100.00	N/R	681,631
9,777	Total Missouri			9,739,418
	Nevada – 0.7% (0.5% of Total Investments)
2,500	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Tender Option Bond Trust 2016-XG0031, 15.485%, 6/01/33 (Pre-refunded 6/01/18) (IF)	6/18 at 100.00	Aa1 (5)	2,947,100
	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
555	6.500%, 6/15/20	6/18 at 100.00	B1	570,113
1,500	6.750%, 6/15/28	6/18 at 100.00	B1	1,539,885
4,555	Total Nevada			5,057,098
	New Jersey – 4.0% (3.2% of Total Investments)
2,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	2,277,366
1,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	1,200,690

110	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	$1,078,570
600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	680,274
5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	5,333,536
730	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Refunding Series 2016, 5.000%, 7/01/41	7/26 at 100.00	BBB–	784,400
685	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18 (ETM)	No Opt. Call	Baa3 (5)	706,845
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (5)	2,131,660
600	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	A2	621,228
40,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/36 – AMBAC Insured (UB) (6)	No Opt. Call	BBB+	15,215,200
1,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B3	984,260
54,995	Total New Jersey			31,014,029
	New Mexico – 0.8% (0.6% of Total Investments)
375	Mariposa East Public Improvement District, New Mexico, Revenue Bonds, Capital Appreciation Taxable Series 2015D, 0.000%, 9/01/32 (4)	9/17 at 47.67	N/R	52,444
65	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015A, 5.900%, 9/01/32	9/25 at 100.00	N/R	63,495
305	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015B, 5.900%, 9/01/32	9/25 at 100.00	N/R	271,197
435	Mariposa East Public Improvement District, New Mexico, Special Levy Revenue Bonds, Series 2015C, 5.900%, 9/01/32	9/25 at 100.00	N/R	365,404
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,266,495
445	Montecito Estates Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2007, 7.000%, 10/01/37 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	456,592
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	1,004,652
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	10/24 at 100.00	N/R	1,064,105
1,575	Winrock Town Center Tax Increment Development District, Albuquerque, New Mexico, Gross Receipts Tax Increment Bonds, Senior Lien Series 2015, 6.000%, 5/01/40	5/20 at 103.00	N/R	1,620,486
6,395	Total New Mexico			6,164,870
	New York – 11.0% (8.7% of Total Investments)
1,130	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	1,237,779
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (5)	1,138,840
4,000	Build NYC Resource Corporation, New York, Revenue Bonds, Albert Einstein College of Medicine, Inc., Series 2015, 5.500%, 9/01/45	9/25 at 100.00	N/R	4,333,520
200	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/36	6/27 at 100.00	BB+	216,294

NUVEEN	111

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest Systems, Inc. Project, Series 2016B:
$5,000	4.000%, 7/01/41 (UB) (6)	7/26 at 100.00	A–	$5,026,500
5,000	5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	A–	5,513,800
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2016C-1, 5.000%, 11/15/56 (UB)	11/26 at 100.00	A	11,121,300
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,500	5.750%, 10/01/37 (4)	10/17 at 102.00	N/R	482,430
5,000	5.875%, 10/01/46 (4)	10/17 at 102.00	N/R	1,608,100
650	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23	7/17 at 100.00	N/R	636,142
17,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Series 2016S-1, 5.000%, 7/15/43 (UB)	1/26 at 100.00	AA	19,296,360
7,075	New York City, New York, General Obligation Bonds, Series 2016A-1, 5.000%, 8/01/38 (UB)	8/26 at 100.00	AA	8,106,464
500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 2016-XG0062, 15.420%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	728,400
3,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	3,193,710
3,250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 2 Series 2014, 5.150%, 11/15/34	11/24 at 100.00	N/R	3,503,403
6,000	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 3 Series 2014, 7.250%, 11/15/44	11/24 at 100.00	N/R	7,123,920
1,375	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of America Tower at One Bryant Park Project, Second Priority Refunding Series 2010, 6.375%, 7/15/49	1/20 at 100.00	BBB–	1,495,945
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust 2016-XG0018:
625	15.965%, 1/15/44 (IF) (6)	1/20 at 100.00	AA	831,675
250	15.965%, 1/15/44 (IF) (6)	1/20 at 100.00	AA	332,670
1,900	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/21 at 100.00	BB–	1,999,370
1,000	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	Baa3	1,075,020
4,985	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal Project, Series 2016A, 5.000%, 7/01/46 – AGM Insured (Alternative Minimum Tax) (UB) (6)	7/24 at 100.00	Baa3	5,439,034
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	595,953
80,970	Total New York			85,036,629
	North Carolina – 0.4% (0.4% of Total Investments)
940	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 2016-XF2222, 16.524%, 1/15/42 (IF)	1/21 at 100.00	AA–	1,333,183
970	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.000%, 6/01/31	6/18 at 100.00	BBB	1,002,156
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
30	6.000%, 6/01/31 (Pre-refunded 6/01/18)	6/18 at 100.00	N/R (5)	31,670
1,000	6.125%, 6/01/35 (Pre-refunded 6/01/18)	6/18 at 100.00	BBB (5)	1,057,040
2,940	Total North Carolina			3,424,049

112	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 0.1% (0.1% of Total Investments)
$2,000	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38 (4)	9/23 at 100.00	N/R	$1,000,000
	Ohio – 6.3% (5.0% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
10,000	5.875%, 6/01/30	6/17 at 100.00	Caa1	9,567,597
6,875	5.750%, 6/01/34	6/17 at 100.00	Caa1	6,593,881
2,005	6.500%, 6/01/47	6/17 at 100.00	B–	2,010,534
9,500	5.875%, 6/01/47	6/17 at 100.00	B–	9,194,955
5,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	Caa1	5,464,492
1,500	Butler County Port Authority, Ohio, Public Infrastructure Revenue Bonds, Liberty Center Project, Liberty Community Authority, Series 2014C, 6.000%, 12/01/43	12/22 at 100.00	N/R	1,477,950
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project, Series 2010B, 6.000%, 12/01/30	12/20 at 100.00	A+	1,366,596
2,800	Ohio Air Quality Development Authority, Ohio, Air Quality Development Revenue Bonds, FirstEnergy Generation Corporation Project, Series 2009A, 5.700%, 8/01/20	No Opt. Call	C	1,232,000
2,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2008C, 3.950%, 11/01/32 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	C	880,000
1,250	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 2015-XF0105, 17.428%, 1/01/39 (IF)	1/19 at 100.00	AA–	1,588,950
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	C	1,320,000
255	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	C	112,200
3,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010B, 4.375%, 6/01/33 (Mandatory put 6/01/22)	No Opt. Call	CCC+	2,796,270
3,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/17 at 100.00	Ba3	2,986,020
2,000	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	2,053,860
6,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	60
59,910	Total Ohio			48,645,365
	Oklahoma – 0.3% (0.2% of Total Investments)
2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	2,288,400
	Pennsylvania – 2.8% (2.2% of Total Investments)
	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
500	6.750%, 11/01/24	11/19 at 100.00	Caa1	523,710
2,000	6.875%, 5/01/30	11/19 at 100.00	Caa1	2,041,020
2,500	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 3.500%, 4/01/41	No Opt. Call	C	1,100,000
1,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	C	440,000
835	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Pre-refunded 11/01/17) (Alternative Minimum Tax)	11/17 at 101.00	N/R (5)	864,977

NUVEEN	113

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.750%, 10/15/37	7/17 at 100.00	N/R	$2,009,420
1,410	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,435,436
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 16.879%, 8/01/38 (Pre-refunded 8/01/20) (IF) (6)	8/20 at 100.00	N/R (5)	283,457
4,115	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/17 at 100.00	Ba3	4,114,506
4,250	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	B1	4,332,238
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,837,675
510	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/36	7/22 at 100.00	Ba1	548,015
1,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	7/17 at 100.00	Ba1	1,005,860
180	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A, 5.000%, 11/15/28	5/24 at 100.00	BB	184,919
22,985	Total Pennsylvania			21,721,233
	Rhode Island – 0.6% (0.5% of Total Investments)
1,000	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	Aaa	1,240,830
1,000	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,027,860
21,160	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	6/17 at 12.63	CCC+	2,127,215
23,160	Total Rhode Island			4,395,905
	South Carolina – 1.9% (1.5% of Total Investments)
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	1,198,400
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	1,041,709
1,000	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45	11/24 at 100.00	N/R	1,109,240
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	BBB+	1,456,225
9,250	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Federally Taxable Build America Series 2016B, 5.000%, 12/01/46 (UB)	12/26 at 100.00	A+	9,950,040
18,977	Total South Carolina			14,755,614
	Tennessee – 3.6% (2.8% of Total Investments)
3,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	BBB+	3,318,450
14,835	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46 (UB) (6)	7/26 at 100.00	A3	16,420,417
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,930,492

114	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$960	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place Inc. Project, Series 2015A, 5.500%, 1/01/46	7/17 at 100.00	N/R	$847,075
24,819	Total Tennessee			27,516,434
	Texas – 6.6% (5.3% of Total Investments)
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34 (Pre-refunded 6/08/17)	6/17 at 100.00	BB (5)	1,999,820
4,005	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	N/R	40
1,000	Celina, Texas, Special Assessment Revenue Bonds, Creeks of Legacy Public Improvement District Phase 1 Project, Series 2014, 7.000%, 9/01/40	9/22 at 103.00	N/R	1,008,720
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,000	6.750%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa3 (5)	1,192,550
250	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	Baa2 (5)	291,538
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
2,100	8.750%, 2/15/28	2/18 at 100.00	B+	2,165,373
2,000	9.000%, 2/15/38	2/18 at 100.00	B+	2,064,040
4,165	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Series 2016A, 5.000%, 12/01/48 (UB) (6)	12/25 at 100.00	AA+	4,681,168
2,910	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38 (Pre-refunded 2/15/18)	2/18 at 100.00	BBB– (5)	3,031,289
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
450	6.625%, 9/01/31	9/23 at 100.00	N/R	516,591
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,122,580
1,500	Fort Bend County Industrial Development Corporation, Texas, Revenue Bonds, NRG Energy Inc. Project, Series 2012A. RMKT, 4.750%, 5/01/38	11/22 at 100.00	Baa3	1,533,015
585	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	7/17 at 100.00	B3	585,977
890	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	7/17 at 100.00	N/R	899,630
3,760	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	3,896,037
1,000	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,048,660
2,000	Mission Economic Development Corporation, Texas, Water Supply Revenue Bonds, Enviro Water Minerals Project, Green Bonds, Series 2015, 7.750%, 1/01/45 (Alternative Minimum Tax)	1/26 at 102.00	N/R	1,923,900
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Corpus Christi I, L.L.C.-Texas A&M University-Corpus Christi Project, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	BBB–	1,047,560
1,000	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – San Antonio 1, L.L.C. – Texas A&M University – San Antonio Project, Series 2016A, 5.000%, 4/01/48	4/26 at 100.00	BBB–	1,053,160
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 2016-XG0036, 17.321%, 9/01/41 (IF)	9/21 at 100.00	AA	3,614,130
335	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A– (5)	345,975
2,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.000%, 12/15/32 (4)	12/21 at 100.00	N/R	1,579,600
300	Rowlett, Texas, Special Assessment Revenue Bonds, Bayside Public Improvement District North Improvement Area, Series 2016, 5.750%, 9/15/36	3/24 at 102.00	N/R	288,432

NUVEEN	115

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (4)	7/17 at 100.00	N/R	$20
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 5.000%, 11/15/45 (UB)	5/26 at 100.00	AA–	4,458,520
2,810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	BBB–	3,167,039
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,138,500
4,500	7.000%, 6/30/40	6/20 at 100.00	Baa3	5,105,430
860	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	7/17 at 100.00	BB	853,060
110	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BBB	124,640
440	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (5)	524,511
340	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 20003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	7/17 at 100.00	C	3
53,560	Total Texas			51,261,508
	Utah – 1.6% (1.3% of Total Investments)
	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
1,200	6.250%, 6/15/28 (Pre-refunded 6/15/17)	6/17 at 100.00	N/R (5)	1,208,424
1,430	6.500%, 6/15/38 (Pre-refunded 6/15/17)	6/17 at 100.00	N/R (5)	1,440,496
1,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,800,458
1,980	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.125%, 5/15/31	5/21 at 100.00	N/R	2,180,891
5,550	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	5,625,536
11,850	Total Utah			12,255,805
	Vermont – 0.9% (0.7% of Total Investments)
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Green Series 2016B:
1,605	5.000%, 12/01/46	6/26 at 100.00	A–	1,759,594
3,400	5.000%, 12/01/46 (UB) (6)	6/26 at 100.00	A–	3,727,488
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.250%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	N/R (5)	1,354,954
6,160	Total Vermont			6,842,036
	Virginia – 0.5% (0.4% of Total Investments)
762	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.250%, 3/01/18 (16)	7/17 at 100.00	N/R	491,620
9,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/38 – AGC Insured	No Opt. Call	BBB+	3,527,068
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
80	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	90,012
130	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	142,210
10,372	Total Virginia			4,250,910

116	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 1.4% (1.1% of Total Investments)
$2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0006, 17.242%, 6/01/34 (IF) (6)	6/19 at 100.00	AA	$3,182,197
500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2016-XL0007, 17.242%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	654,540
3,600	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.750%, 1/01/38	1/18 at 100.00	N/R	3,777,696
1,000	King County Public Hospital District 4, Washington, Hospital Revenue Bonds, Snoqualmie Valley Hospital, Series 2015A, 6.250%, 12/01/45	12/25 at 100.00	N/R	970,800
1,000	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007, 5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,000,760
315	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/18 at 100.00	N/R	315,158
15	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	15,167
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.750%, 10/01/47	10/22 at 100.00	N/R	1,041,500
9,845	Total Washington			10,957,818
	West Virginia – 0.3% (0.2% of Total Investments)
1,443	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	12/23 at 100.00	N/R	1,470,071
500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34 (Pre-refunded 6/01/17)	6/17 at 100.00	N/R (5)	502,310
1,943	Total West Virginia			1,972,381
	Wisconsin – 1.4% (1.1% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	31,554
2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	2,008,660
1,650	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011, 7.125%, 7/01/42	7/19 at 100.00	BBB–	1,750,419
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42	12/22 at 100.00	N/R	845,189
335	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2016, 4.000%, 8/01/35 (Alternative Minimum Tax)	8/26 at 100.00	N/R	319,865
1,060	Public Finance Authority of Wisconsin, Revenue Bonds, Roseman University of Health Sciences, Series 2015, 5.875%, 4/01/45	4/25 at 100.00	BB–	1,089,744
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 2015-XF0118, 16.212%, 4/01/39 (Pre-refunded 4/01/19) (IF) (6)	4/19 at 100.00	AA– (5)	1,318,520
2,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	2,277,740
1,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2016, 6.000%, 6/01/49	6/22 at 104.00	N/R	958,820
9,905	Total Wisconsin			10,600,511
$1,010,912	Total Municipal Bonds (cost $929,707,094)			951,337,036

NUVEEN	117

NMZ	Nuveen Municipal High Income Opportunity Fund
	Portfolio of Investments (continued)	April 30, 2017 (Unaudited)

Shares	Description (1)	Value
	COMMON STOCKS – 1.3% (1.0% of Total Investments)
	Airlines – 1.3% (1.0% of Total Investments)
227,514	American Airlines Group Inc., (17)	$9,696,647
	Total Common Stocks (cost $6,316,916)	9,696,647

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 1.3% (1.0% of Total Investments)
	Equity Real Estate Investment Trusts – 1.3% (1.0% of Total Investments)
$9,470	AAF HLG/FIN, 144A, PIK	12.750%	7/01/19	N/R	$9,919,656
	Transportation – 0.0% (0.0% of Total Investments)
27	Las Vegas Monorail Company, Senior Interest Bonds (8), (18)	5.500%	7/15/19	N/R	16,685
7	Las Vegas Monorail Company, Senior Interest Bonds (8), (18)	5.500%	7/15/55	N/R	3,619
34	Total Transportation				20,304
$9,504	Total Corporate Bonds (cost $9,160,088)				9,939,960
	Total Long-Term Investments (cost $945,181,098)				970,973,643

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)
	MUNICIPAL BONDS – 0.4% (0.3% of Total Investments)
	Illinois – 0.4% (0.3% of Total Investments)
$3,110	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Alternative Revenue, Project Series 2015G, 9.000%, 3/01/32 (Mandatory Put 3/01/17) (19)	7/17 at 100.00	B	$3,110,000
$3,110	Total Short-Term Investments (cost $3,090,563)			3,110,000
	Total Investments (cost $948,271,661) – 125.9%			974,083,643
	Floating Rate Obligations – (20.0)%			(154,760,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (11.2)% (20)			(86,981,086)
	Other Assets Less Liabilities – 5.3%			41,327,831
	Net Assets Applicable to Common Shares – 100%			$773,670,388

118	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(9)	On December 1, 2016, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 9.000% to 6.750%.
(10)	On July 28, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.125% to 3.675%. On December 9, 2015, the Fund’s Adviser determined it was likely that this borrower would fulfill a greater portion of its obligation on this security, and therefore increased the security’s interest rate of accrual from 3.675% to 4.900%.
(11)	On June 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security’s interest rate of accrual from 7.250% to 1.813%. On May 7, 2015, the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(12)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(13)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security’s interest rate of accrual from 5.700% to 4.275%.
(14)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.
(15)	On July 1, 2014, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.000% to 4.200%.
(16)	On September 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 6.250% to 4.688%.
(17)	On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.
(18)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(19)	Investment has a maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(20)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 8.9%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
PIK	All or a portion of this security is payment-in-kind.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	119

Statement of
	Assets and Liabilities	April 30, 2017 (Unaudited)

	NVG	NZF	NMZ
Assets
Long-term investments, at value (cost $4,698,914,162, $3,192,049,685 and $945,181,098, respectively)	$5,004,016,960	$3,414,147,597	$970,973,643
Short-term investments, at value (cost $—, $2,350,000 and $3,090,563, respectively)	—	2,343,208	3,110,000
Cash	15,145,160	—	22,995,434
Unrealized appreciation on interest rate swaps	7,512,258	—	—
Receivable for:
Dividends and interest	69,809,947	52,108,327	19,950,194
Investments sold	18,257,636	34,110,099	10,824,509
Shares sold	—	—	402,898
Other assets	1,549,549	1,117,520	171,363
Total assets	5,116,291,510	3,503,826,751	1,028,428,041
Liabilities
Cash overdraft	—	2,012,135	—
Floating rate obligations	217,000,000	62,680,000	154,760,000
Payable for:
Dividends	13,959,802	10,016,182	3,868,852
Investments purchased	29,307,055	12,294,401	8,213,084
Institutional MuniFund Term Preferred (‘iMTP”) Shares, net of deferred offering costs (liquidation preference $—, $150,000,000 and $—, respectively)	—	149,870,009	—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $240,400,000, $336,000,000 and $87,000,000, respectively)	240,386,902	335,963,835	86,981,086
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $1,411,600,000, $727,000,000 and $—, respectively)
Accrued expenses:	1,407,460,858	721,719,368	—
Management fees	2,563,191	1,752,677	612,915
Trustees fees	756,078	502,677	71,831
Shelf offering costs	—	—	100,962
Other	737,749	474,373	148,923
Total liabilities	1,912,171,635	1,297,285,657	254,757,653
Net assets applicable to common shares	$3,204,119,875	$2,206,541,094	$773,670,388
Common shares outstanding	202,552,895	142,125,906	59,124,146
Net asset value (“NAV”) per common share outstanding	$15.82	$15.53	$13.09
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,025,529	$1,421,259	$591,241
Paid-in surplus	2,906,473,471	2,009,653,483	780,336,015
Undistributed (Over-distribution of) net investment income	7,497,689	6,535,880	2,340,725
Accumulated net realized gain (loss)	(24,491,870)	(33,160,648)	(35,409,575)
Net unrealized appreciation (depreciation)	312,615,056	222,091,120	25,811,982
Net assets applicable to common shares	$3,204,119,875	$2,206,541,094	$773,670,388
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

120	NUVEEN

Statement of
	Operations	Six Months Ended April 30, 2017 (Unaudited)

	NVG	NZF	NMZ
Investment Income	$117,145,556	$85,860,675	$29,371,913
Expenses
Management fees	15,448,106	10,615,210	3,633,406
Interest expense and amortization of offering costs	10,989,901	7,673,364	1,605,956
Liquidity fees	4,480,422	3,431,658	—
Remarketing fees	529,224	365,519	—
Custodian fees	255,571	193,936	66,907
Trustees fees	74,968	52,517	12,929
Professional fees	121,284	102,517	77,595
Shareholder reporting expenses	167,268	120,399	42,520
Shareholder servicing agent fees	76,302	47,234	9,049
Stock exchange listing fees	22,500	17,198	7,636
Investor relations expenses	218,857	151,231	39,145
Other	123,838	124,528	26,400
Total expenses before expense reimbursement	32,508,241	22,895,311	5,521,543
Expense reimbursement	(402,784)	(274,041)	—
Net expenses	32,105,457	22,621,270	5,521,543
Net investment income (loss)	85,040,099	63,239,405	23,850,370
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,269,402)	(4,729,750)	1,697,560
Swaps	(42,922)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(157,347,682)	(109,796,270)	(36,002,377)
Swaps	6,540,035	—	—
Net realized and unrealized gain (loss)	(156,119,971)	(114,526,020)	(34,304,817)
Net increase (decrease) in net assets applicable to common shares from operations	$(71,079,872)	$(51,286,615)	$(10,454,447)

See accompanying notes to financial statements.

NUVEEN	121

Statement of
	Changes in Net Assets	(Unaudited)

	NVG		NZF		NMZ
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/17	10/31/16	4/30/17	10/31/16	4/30/17	10/31/16
Operations
Net investment income (loss)	$85,040,099	$104,225,080	$63,239,405	$80,558,669	$23,850,370	$47,277,322
Net realized gain (loss) from:
Investments	(5,269,402)	20,447,922	(4,729,750)	6,482,506	1,697,560	1,958,045
Swaps	(42,922)	(3,651,881)	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	(157,347,682)	(22,499,538)	(109,796,270)	(1,079,635)	(36,002,377)	(330,726)
Swaps	6,540,035	2,631,191	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(71,079,872)	101,152,774	(51,286,615)	85,961,540	(10,454,447)	48,904,641
Distributions to Common Shareholders
From net investment income	(89,042,251)	(105,497,722)	(63,672,404)	(85,863,073)	(23,938,571)	(49,264,954)
From accumulated net realized gains	(5,914,545)	(759,429)	(255,827)	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(94,956,796)	(106,257,151)	(63,928,231)	(85,863,073)	(23,938,571)	(49,264,954)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	2,948,156,846	—	1,749,867,827	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	—	19,138,860	103,621,513
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—	347,070	1,206,944
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	2,948,156,846	—	1,749,867,827	19,485,930	104,828,457
Net increase (decrease) in net assets applicable to common shares	(166,036,668)	2,943,052,469	(115,214,846)	1,749,966,294	(14,907,088)	104,468,144
Net assets applicable to common shares at the beginning of period	3,370,156,543	427,104,074	2,321,755,940	571,789,646	788,577,476	684,109,332
Net assets applicable to common shares at the end of period	$3,204,119,875	$3,370,156,543	$2,206,541,094	$2,321,755,940	$773,670,388	$788,577,476
Undistributed (Over-distribution of) net investment income at the end of period	$7,497,689	$11,499,841	$6,535,880	$6,968,879	$2,340,725	$2,428,926

See accompanying notes to financial statements.

122	NUVEEN

Statement of
	Cash Flows	Six Months Ended April 30, 2017 (Unaudited)

	NVG	NZF	NMZ
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(71,079,872)	$(51,286,615)	$(10,454,447)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(585,283,425)	(477,500,847)	(60,081,207)
Proceeds from sales and maturities of investments	601,273,591	507,701,961	50,419,602
Proceeds from (Purchases of) short-term investments, net	—	—	(3,090,563)
Proceeds from (Payments for) swap contracts, net	(42,922)	—	—
Payment-in-kind distributions	—	(59,047)	(267,968)
Taxes paid	(198,146)	(13,624)	(1,678)
Amortization (Accretion) of premiums and discounts, net	(5,760,735)	(7,431,778)	168,955
Amortization of deferred offering costs	95,592	275,210	7,475
(Increase) Decrease in:
Cash collateral at brokers	628,096	—	—
Receivable for dividends and interest	(71,696)	(629,844)	(412,286)
Receivable for investments sold	(3,595,657)	(2,114,462)	5,485
Other assets	(58,421)	(32,399)	32,211
Increase (Decrease) in:
Payable for interest	(376,552)	(534,968)	(131,803)
Payable for investments purchased	5,530,193	1,806,799	377,084
Payable for variation margin on swap contracts	(14,690)	—	—
Accrued management fees	(61,766)	(67,056)	(38,611)
Accrued Trustees fees	(25,992)	(17,355)	(889)
Accrued other expenses	53,459	(50,249)	(72,048)
Net realized (gain) loss from:
Investments	5,269,402	4,729,750	(1,697,560)
Swaps	42,922	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	157,347,682	109,796,270	36,002,377
Swaps(1)	(5,938,427)	—	—
Net cash provided by (used in) operating activities	97,732,636	84,571,746	10,764,129
Cash Flows from Financing Activities:
Proceeds from borrowings	51,000,000	—	—
Repayments of borrowings	(71,000,000)	—	—
Proceeds from shelf offering, net of offering costs	—	—	18,735,962
Increase (Decrease) in:
Cash overdraft	—	2,012,135	(1,344,989)
Floating rate obligations	7,940,000	(22,481,000)	18,500,000
Accrued shelf offering costs	—	—	(39,038)
Cash distributions paid to common shareholders	(95,605,109)	(64,209,687)	(23,620,630)
Net cash provided by (used in) financing activities	(107,665,109)	(84,678,552)	12,231,305
Net Increase (Decrease) in Cash	(9,932,473)	(106,806)	22,995,434
Cash at the beginning of period	25,077,633	106,806	—
Cash at the end of period	15,145,160	—	22,995,434
Supplemental Disclosure of Cash Flow Information	NVG	NZF	NMZ
Cash paid for interest (excluding amortization of offering costs)	$10,770,862	$7,933,123	$1,730,284
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	347,070

(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

NUVEEN	123

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

						Less Distributions to
	Investment Operations					Common Shareholders			Common Share

											Discount
									Discount		Per
							From		Per		Share
	Beginning	Net		Net		From	Accumulated		Share		Repurchased
	Common	Investment		Realized/		Net	Net		Repurchased		through		Ending
	Share	Income		Unrealized		Investment	Realized		and		Tender	Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	Retired		Offer	NAV	Price
NVG
Year Ended 10/31:
2017(f)	$16.64	$0.42		$(0.77)	$(0.35)	$(0.44)	$(0.03)	$(0.47)	$—		$—	$15.82	$14.83
2016	16.03	0.73		0.77	1.50	(0.86)	(0.03)	(0.89)	—		—	16.64	15.05
2015	16.24	0.77		(0.13)	0.64	(0.75)	(0.10)	(0.85)	—	*	—	16.03	14.05
2014	14.62	0.71		1.72	2.43	(0.70)	(0.07)	(0.77)	(0.01)		(0.03)	16.24	14.14
2013	16.33	0.60		(1.46)	(0.86)	(0.74)	(0.11)	(0.85)	—	*	—	14.62	12.75
2012	15.03	0.82		1.42	2.24	(0.90)	(0.04)	(0.94)	—		—	16.33	15.82

NZF
Year Ended 10/31:
2017(f)	16.34	0.44		(0.80)	(0.36)	(0.45)	— *	(0.45)	—		—	15.53	14.71
2016	15.75	0.72		0.74	1.46	(0.87)	—	(0.87)	—		—	16.34	14.82
2015	15.82	0.83		(0.13)	0.70	(0.78)	—	(0.78)	0.01		—	15.75	13.86
2014	14.32	0.72		1.47	2.19	(0.72)	—	(0.72)	—	*	0.03	15.82	13.80
2013	15.99	0.71		(1.63)	(0.92)	(0.75)	—	(0.75)	—		—	14.32	12.66
2012	14.53	0.78		1.67	2.45	(0.95)	(0.04)	(0.99)	—		—	15.99	15.73

(a)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

124	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares

Common Share			Ratios to Average Net Assets				Ratio to Average Net Assets
Total Returns			Before Reimbursement(b)				After Reimbursement(b)(c)

	Based	Ending
Based	on	Net			Net				Net		Portfolio
on	Share	Assets			Investment				Investment		Turnover
NAV (a)	Price (a)	(000)	Expenses	(d)	Income (Loss	)	Expenses	(d)	Income (Loss	)	Rate	(e)

(2.02)%	1.77%	$3,204,120	2.06	%**	5.41	%**	2.03	%(g)**	5.44	%(g)**	12%
9.40	13.46	3,370,157	1.81		4.87		1.75	(g)	4.93	(g)	21
4.04	5.53	427,104	1.50		4.81		N/A		N/A		26
16.78	17.35	433,092	1.75		4.56		N/A		N/A		13
(5.46)	(14.46)	434,851	2.03		3.87		N/A		N/A		32
15.30	17.44	486,750	2.08		5.17		2.05		5.20		29

(2.11)	2.41	2,206,541	2.12	**	5.83	**	2.09	(g)**	5.86	(g)**	14
9.36	13.26	2,321,756	1.86		5.03		1.81	(g)	5.08	(g)	20
4.57	6.21	571,790	1.48		5.24		N/A		N/A		26
15.90	15.07	574,721	1.73		4.78		N/A		N/A		14
(5.93)	(15.08)	578,508	1.71		4.66		N/A		N/A		14
17.33	18.48	645,993	1.76		5.06		N/A		N/A		22

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2012, the Adviser is no longer contractually reimbursing NVG for any fees or expenses.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NVG
Year Ended 10/31:
2017(f)	1.00	%**
2016	0.78
2015	0.46
2014	0.75
2013	1.06
2012	1.05

NZF
Year Ended 10/31:
2017(f)	1.06	%**
2016	0.84
2015	0.46
2014	0.72
2013	0.75
2012	0.77

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2017.
(g)	During the six months ended April 30, 2017 and the fiscal year ended October 31, 2016, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with its reorganization as described in Note 7 – Management Fees and Other Transactions with Affiliates.
N/A	Fund does not have or no longer has a contractual reimbursement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	125

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

						Less Distributions to
		Investment Operations				Common Shareholders			Common Share

									Premium
									Per
							From		Share
	Beginning	Net		Net		From	Accumulated		Sold
	Common	Investment		Realized/		Net	Net		through		Shelf			Ending
	Share	Income		Unrealized		Investment	Realized		Shelf		Offering		Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	Offering		Costs		NAV	Price
NMZ
Year Ended 10/31:
2017(f)	$13.68	$0.41		$(0.59)	$(0.18)	$(0.41)	$—	$(0.41)	$—	*	$—		$13.09	$13.22
2016	13.66	0.86		0.04	0.90	(0.91)	—	(0.91)	0.03		—		13.68	13.32
2015	13.71	0.91		(0.04)	0.87	(0.92)	—	(0.92)	—		—		13.66	13.76
2014	12.36	0.93		1.33	2.26	(0.91)	—	(0.91)	—	*	—	*	13.71	13.21
2013	13.45	0.94		(1.20)	(0.26)	(0.88)	—	(0.88)	0.05		—	*	12.36	11.99
2012	11.59	0.91		1.78	2.69	(0.90)	—	(0.90)	0.07		—	*	13.45	14.22

(a)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

126	NUVEEN

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares

Common Share			Ratios to Average Net Assets				Ratios to Average Net Assets
Total Returns			Before Reimbursement(b)				After Reimbursement(b)(c)

	Based	Ending
Based	on	Net			Net				Net		Portfolio
on	Share	Assets			Investment				Investment		Turnover
NAV (a)	Price (a)	(000)	Expenses	(d)	Income (Loss	)	Expenses	(d)	Income (Loss	)	Rate	(e)

(1.22)%	2.46%	$773,670	1.48	%**	6.38	%**	N/A		N/A		5%
6.91	3.34	788,577	1.28		6.27		N/A		N/A		11
6.54	11.49	684,109	1.25		6.64		N/A		N/A		9
18.90	18.31	686,299	1.28		7.14		N/A		N/A		13
(1.71)	(9.71)	618,394	1.28		7.34		N/A		N/A		16
24.55	29.84	402,573	1.42		7.31		1.41%		7.32%		12

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2011, the Adviser is no longer contractually reimbursing NMZ for any fees and expenses.
(d)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NMZ
Year Ended 10/31:
2017(f)	0.43	%**
2016	0.24
2015	0.17
2014	0.19
2013	0.20
2012	0.21

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended April 30, 2017.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	127

Financial Highlights (Unaudited) (continued)

									iMTP, MTP
									VMTP and /or
									VRDP Shares
	iMTP Shares		MTP Shares		VMTP Shares		VRDP Shares		at the End
	at the End of Period		at the End of Period (a)		at the End of Period		at the End of Period		of the Period
									Asset
	Aggregate	Aggregate	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $5,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
NVG
Year Ended 10/31:
2017(b)	$—	$—	$—	$—	$240,400	$293,954	$1,411,600	$293,954	$2.94
2016	—	—	—	—	240,400	304,005	1,411,600	304,005	3.04
2015	—	—	—	—	—	—	179,000	338,606	—
2014	—	—	—	—	—	—	179,000	341,951	—
2013	—	—	108,000	31.69	92,500	316,883	—	—	3.17
2012	—	—	108,000	34.28	92,500	342,768	—	—	3.43
NZF
Year Ended 10/31:
2017(b)	150,000	14,095	—	—	336,000	281,908	727,000	281,908	2.82
2016	150,000	14,570	—	—	336,000	291,406	727,000	291,406	2.91
2015	150,000	17,376	—	—	81,000	347,528	—	—	3.48
2014	150,000	17,440	—	—	81,000	348,797	—	—	3.49
2013	—	—	70,000	34.19	169,200	341,851	—	—	3.42
2012	—	—	70,000	37.01	169,200	370,064	—	—	3.70

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012
NVG
Series 2014 (NVG PRCCL)
Ending Market Value per Share	$—		$10.09	$10.12
Average Market Value per Share	10.05	^	10.11	10.16

NZF
Series 2016 (NZF PRC)
Ending Market Value per Share	$—		$10.10	$10.14
Average Market Value per Share	10.05	^^	10.10	10.12

(b)	For the six months ended April 30, 2017.
^	For the period November 1, 2013 through December 23, 2013.
^^	For the period November 1, 2013 through April 11, 2014.

128	NUVEEN

	VMTP Shares		Borrowings
	at the End of Period		at the End of Period

	Aggregate	Asset	Aggregate
	Amount	Coverage	Amount	Asset
	Outstanding	Per $100,000	Outstanding	Coverage
	(000)	Share	(000)	Per $1,000
NMZ
Year Ended 10/31:
2017(a)	$87,000	$989,276	$—	$—
2016	87,000	1,006,411	—	—
2015	87,000	886,333	—	—
2014	87,000	888,850	—	—
2013	87,000	810,798	—	—
2012	—	—	50,000	9,051

(a)	For the six months ended April 30, 2017.

See accompanying notes to financial statements.

NUVEEN	129

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen AMT-Free Municipal Credit Income Fund (NVG)
•	Nuveen Municipal Credit Income Fund (NZF)
•	Nuveen Municipal High Income Opportunity Fund (NMZ)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. Common shares of each Fund are traded on the NYSE. NVG, NZF and NMZ were organized as Massachusetts business trusts on July 12, 1999, March 21, 2001 and October 8, 2003, respectively.

The end of the reporting period for the Funds is April 30, 2017, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2017 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NVG	NZF	NMZ
Outstanding when-issued/delayed delivery purchase commitments	$27,349,643	$12,294,401	$1,021,801

130	NUVEEN

Investment Income
Dividend Income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

NUVEEN	131

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NVG	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$5,003,047,209	$—		$5,003,047,209
Corporate Bonds**	—	—	969,751	****	969,751
Investments in Derivatives:
Interest Rate Swaps***	—	7,512,258	—		7,512,258
Total	$—	$5,010,559,467	$969,751		$5,011,529,218

132	NUVEEN

NZF	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$3,410,101,349	$—		$3,410,101,349
Corporate Bonds**	—	—	450,037	****	450,037
Investment Companies	3,596,211	—	—		3,596,211
Short-Term investments:
Municipal Bonds*	—	2,343,208	—		2,343,208
Total	$3,596,211	$3,412,444,557	$450,037		$3,416,490,805
NMZ
Long-Term Investments:
Municipal Bonds*	$—	$950,827,020	$510,016	****	$951,337,036
Common Stocks**	9,696,647	—	—		9,696,647
Corporate Bonds**	—	9,919,656	20,304	****	9,939,960
Short-Term investments:
Municipal Bonds*	—	3,110,000	—		3,110,000
Total	$9,696,647	$963,856,676	$530,320		$974,083,643

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	133

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NVG	NZF	NMZ
Floating rate obligations: self-deposited Inverse Floaters	$217,000,000	$62,680,000	$154,760,000
Floating rate obligations: externally-deposited Inverse Floaters	161,842,500	58,345,000	163,450,000
Total	$378,842,500	$121,025,000	$318,210,000

134	NUVEEN

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NVG	NZF	NMZ
Average floating rate obligations outstanding	$207,483,674	$70,348,481	$145,976,492
Average annual interest rate and fees	1.29%	1.26%	1.26%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NVG	NZF	NMZ
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$141,655,000	$38,655,000	$88,075,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	120,915,000	29,810,000	153,700,000
Total	$262,570,000	$68,465,000	$241,775,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

NUVEEN	135

Notes to Financial Statements (Unaudited) (continued)

Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, NVG continued to invest in forward interest rate swap contracts, as part of its duration management strategies, to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

NVG
Average notional amount of interest rate swap contracts outstanding*	$129,066,667

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

136	NUVEEN

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value
NVG
Interest rate	Swaps (OTC	Unrealized appreciation	$7,512,258	—	$—
	Uncleared)	on interest rate swap

The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Gross Amounts Not Offset
on the Statement of
Assets and Liabilities
		Gross		Gross		Amounts	Net Unrealized
		Unrealized		Unrealized		Netted on	Appreciation			Collateral
		Appreciation on		(Depreciation) on		Statement of	(Depreciation) on			Pledged
		Interest Rate		Interest Rate		Assets and	Interest Rate	Financial		to (from	)	Net
Fund	Counterparty	Swaps	**	Swaps	**	Liabilities	Swaps	Instruments	***	Counterparty		Exposure
NVG	JPMorgan Chase	$7,512,258		$—		$—	$7,512,258	$—		$(7,512,258)		$—
Bank, N.A.

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
***	Represents inverse floating rate securities available for offset, when applicable.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Change in Net
			Net Realized	Unrealized Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NVG	Interest rate	Swaps	$(42,922)	$6,540,035

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	137

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Common Shares

Common Shares Equity Shelf Programs and Offering Costs
NMZ has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the current and prior fiscal period.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.

Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NMZ
	Six Months	Year
	Ended	Ended
	4/30/17	10/31/16
Additional authorized common shares	13,200,000	13,200,000
Common shares sold	1,473,161	7,452,533
Offering proceeds, net of offering costs	$19,138,860	$103,621,513

Costs incurred by the Fund in connection with its Shelf Offering were recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any remaining deferred charges at the end of the one-year life of the Shelf Offering period will be expensed accordingly, as well as any additional Shelf Offering costs the Fund may incur. As Shelf Offering costs are expensed they are recognized as a component of “Other expenses” on the Statement of Operations.

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NVG		NZF
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	4/30/17	10/31/16	4/30/17	10/31/16
Common shares issued in reorganizations	—	175,906,265	—	105,813,381

	NMZ
	Six Months	Year
	Ended	Ended
	4/30/17	10/31/16
Common shares:
Issued to shareholders due to reinvestment of distributions	26,960	86,810
Sold through shelf offering	1,473,161	7,452,533

Weighted average common share:
Premium to NAV per shelf offering share sold	1.21%	1.57%

138	NUVEEN

Preferred Shares

Institutional MuniFund Term Preferred Shares
The following Fund has issued and has outstanding Institutional MuniFund Term Preferred (“iMTP”) Shares, with a $5,000 liquidation preference per share. iMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of iMTP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NZF	2017	30,000	$150,000,000

The Fund is obligated to redeem its iMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. iMTP Shares are subject to optional and mandatory redemption in certain circumstances. The iMTP Shares are not subject to redemption at the option of the Fund for approximately one year following the date of issuance, at which point the Fund may redeem at its option (“Optional Redemption Date”) and any date thereafter. The Fund may be obligated to redeem certain amount of the iMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Term Redemption Date and Optional Redemption Date for the Fund’s iMTP Shares are as follows:

		Term	Optional
Fund	Series	Redemption Date	Redemption Date
NZF	2017	October 1, 2017	April 1, 2015

The average liquidation preference of iMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period, were as follows:

NZF
Average liquidation preference of iMTP Shares outstanding	$150,000,000
Annualized dividend rate	1.44%

iMTP Shares are subject to restrictions on transfer and may only be sold or transferred to “qualified institutional buyers”. iMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of iMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the iMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund’s Adviser has determined that the fair value of iMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of iMTP Shares is recorded as a liability and recognized as “Institutional MuniFund Term Preferred (“iMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the iMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on iMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on iMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Fund in connection with its offering of iMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and recognized as components of “Institutional MuniFund Term Preferred (“iMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

NUVEEN	139

Notes to Financial Statements (Unaudited) (continued)

Variable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NVG	2018	2,404	$240,400,000
NZF	2019	3,360	$336,000,000
NMZ	2018	870	$87,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NVG	2018	December 1, 2018	May 31, 2016
NZF	2019	July 1, 2019	May 31, 2017
NMZ	2018	August 1, 2018	June 30, 2016

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG	NZF	NMZ
Average liquidation preference of VMTP Shares outstanding	$240,400,000	$336,000,000	$87,000,000
Annualized dividend rate	1.61%	1.73%	1.58%

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

140	NUVEEN

Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Funds’ VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NVG	1	1,790	$179,000,000	December 1, 2043
	2	3,854	$385,400,000	December 1, 2040
	4	1,800	$180,000,000	June 1, 2046
	5	3,405	$340,500,000	December 1, 2040
	6	3,267	$326,700,000	December 1, 2040
NZF	1	2,688	$268,800,000	March 1, 2040
	2	2,622	$262,200,000	March 1, 2040
	3	1,960	$196,000,000	June 1, 2040

During the current fiscal period, NVG refinanced all of its outstanding Series 3 VRDP Shares with the issuance of new Series 5 and Series 6 VRDP Shares.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

NVG’s Series 1 and Series 4 VRDP Shares are considered to be Special Rate Period VRDP, which one sold to institutional investors. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NVG	NZF
Average liquidation preference of VRDP Shares outstanding	$1,411,600,000	$727,000,000
Annualized dividend rate	1.02%	0.83%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

NUVEEN	141

Notes to Financial Statements (Unaudited) (continued)

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2016
NVG	Series	Shares	Amount
VMTP Shares issued in connection with the reorganization	2018	2,404	$240,400,000

	Year Ended
	October 31, 2016
NZF	Series	Shares	Amount
VMTP Shares issued	2019	3,360	$336,000,000
VMTP Shares exchanged	2017	(810)	(81,000,000)
Net increase (decrease)		2,550	$255,000,000

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Six Months Ended
	April 30, 2017
NVG	Series	Shares	Amount
VRDP Shares issued	5	3,405	$340,500,000
	6	3,267	326,700,000
VRDP Shares exchanged	3	(6,672)	(667,200,000)
Net increase (decrease)		—	$—

	Year Ended
	October 31, 2016
NVG	Series	Shares	Amount
VRDP Shares issued in connection with the reorganization	2	3,854	$385,400,000
	3	6,672	667,200,000
VRDP Shares issued	4	1,800	180,000,000
Net increase (decrease)		12,326	$1,232,600,000

	Year Ended
	October 31, 2016
NZF	Series	Shares	Amount
VRDP Share Issued in connection with the reorganization	1	2,688	$268,800,000
	2	2,622	262,200,000
	3	1,960	196,000,000
Total		7,270	$727,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NVG	NZF	NMZ
Purchases	$585,283,425	$477,500,847	$60,081,207
Sales and maturities	601,273,591	507,701,961	50,419,602

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

142	NUVEEN

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	NVG	NZF	NMZ
Cost of investments	$4,480,103,291	$3,129,425,289	$789,302,917
Gross unrealized:
Appreciation	353,711,543	269,323,401	80,433,890
Depreciation	(46,797,071)	(44,937,935)	(50,410,771)
Net unrealized appreciation (depreciation) of investments	$306,914,472	$224,385,466	$30,023,119

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, nondeductible reorganization expenses, taxable market discount, tender option bond adjustments, and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2016, the Funds’ last tax year end, as follows:

	NVG	NZF	NMZ
Paid-in-surplus	$20,772,758	$23,191,009	$(40,259,705)
Undistributed (Over-distribution of) net investment income	9,016,020	6,837,213	(37,698)
Accumulated net realized gain (loss)	(29,788,778)	(30,028,222)	40,297,403

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2016, the Funds’ last tax year end, were as follows:

	NVG	NZF	NMZ
Undistributed net tax-exempt income[1]	$16,473,792	$10,857,191	$1,963,117
Undistributed net ordinary income[2]	250,210	311,307	312,231
Undistributed net long-term capital gains	6,460,841	277,214	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 3, 2016, and paid on November 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	NVG	NZF	NMZ
Distributions from net tax-exempt income	$99,983,479	$83,860,978	$49,588,685
Distributions from net ordinary income[2]	381,678	196,088	477,534
Distributions from net long-term capital gains	759,429	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

NUVEEN	143

Notes to Financial Statements (Unaudited) (continued)

As of October 31, 2016, the Funds’ last tax year end, the Funds had unused capital loss carrying forward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NVG[3]	NZF[3]	NMZ
Expiration:
October 31, 2017	$322,087	$—	$34,954,022
October 31, 2018	—	—	1,362,739
Not subject to expiration	11,694,056	23,832,204	451,995
Total	$12,016,143	$23,832,204	$36,768,756

[3]	A portion of NVG’s and NZF’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

As of October 31, 2016, the Funds’ last tax year end, the following Funds’ capital loss carryforward expired as follows:

	NVG	NMZ
Expired capital loss carryforwards	$217,918	$40,199,292

During the Funds’ last tax year ended October 31, 2016, the following Funds utilized capital loss carryforwards as follows:

	NVG	NZF
Utilized capital loss carryforwards	$8,371,430	$6,363,613

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

NVG
NZF
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.5000%
For the next $125 million	0.4875
For the next $250 million	0.4750
For the next $500 million	0.4625
For the next $1 billion	0.4500
For the next $3 billion	0.4250
For managed assets over $5 billion	0.4125

NMZ
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For managed assets over $5 billion	0.4625

144	NUVEEN

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2017, the complex-level fee for each Fund was 0.1610%.

During the prior fiscal period, the Adviser agreed to implement a fee waiver for NVG and NZF, which would begin on the effective date of the New Investment Management Agreement (the “Agreement”) and will be phased out over the first year following the effective date of the Agreement. The waiver would be applied according to the following schedule and annual rates: (i) 0.05% of managed assets for the first 90 day period following the effective date of the Agreement; (ii) 0.0375% of managed assets for the 91st through 180th day period following the effective date of the Agreement; (iii) 0.025% of managed assets for the 181st through 270th day period following the effective date of the Agreement; and (iv) 0.0125% of managed assets for the 271st through 365th day period following the effective date of the Agreement. The fee waiver agreement may not be discontinued prior to the expiration of the one-year period unless authorized by the Board or the Agreement terminates. The purpose of the fee waiver is to phase in the new management fee over a period of one year. The fee waiver is not expected to be continued.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the following Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NVG	NZF
Purchases	$—	$42,099,924
Sales	5,983,894	29,678,630

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period), NVG borrowed $721,990 from the Unsecured Credit Line at an annualized interest rate of 2.02%. None of the other Funds participated in the Unsecured Credit Line during the current fiscal period.

NUVEEN	145

Notes to Financial Statements (Unaudited) (continued)

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period were as follows:

	NVG	NZF
Maximum Outstanding Balance	$20,000,000	$30,000,000

During the current fiscal period, and during each Fund’s utilization period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NVG	NZF
Average daily balance outstanding	$16,354,839	$15,347,826
Average annual interest rate	1.92%	2.03%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable. NMZ did not utilize this facility during the current fiscal period.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2015-03: Interest-Imputation of Interest
The Funds have adopted the disclosure provisions of ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the Statement of Assets and Liabilities as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the Statement of Assets and Liabilities as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.

Amendments to Regulation S-X
In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

Accounting Standards Update 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Refinancing of iMTP and MFP Shares
Subsequent to the close of the reporting period, NZF redeemed all of its Series 2017 iMTP Shares at their $5,000 liquidation value per share, plus dividend amounts owed, with the proceeds from $150,000,000 of newly issued MuniFund Preferred (“MFP”) Shares. On May 15, 2017, Series A MFP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and NZF iMTP Shares were redeemed on May 25, 2017.

146	NUVEEN

Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. As of the time this shareholder report was prepared, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

NUVEEN	147

Additional Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff
Robert L. Young***

*	Interested Board Member and retired from the Fund’s Board of Trustees effective June 30, 2017.
**	Interested Board Member.
***	Effective July 1, 2017.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street		200 East Randolph Drive	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NVG	NZF	NMZ
Common shares repurchased	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

148	NUVEEN

Glossary of Terms Used in this Report

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■	Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	NVG and NZF Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter the returns of an 60%/40% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

NUVEEN	149

Glossary of Terms Used in this Report (continued)

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	The S&P Municipal Yield Index: An unleveraged, market value-weighted index containing all bonds in the S&P Municipal Bond Index that are non-rated bonds or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

150	NUVEEN

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Nuveen:

                                           Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

ESA-C-0417D 184325-INV-B-06/18

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Municipal Credit Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: July 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: July 6, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 6, 2017